            As filed with the Securities and Exchange
                 Commission on October 31, 2001

                                            File No. 33-37848
                                                     811-6028

                   SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM N-1A
    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                 Post-Effective Amendment No.  22               X

                             and/or

      REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940


                        Amendment No.  16                       X


                 ALLIANCE NEW EUROPE FUND, INC.
       (Exact name of Registrant as Specified in Charter)

                Alliance Capital Management L.P.
     1345 Avenue of the Americas, New York, New York, 10105
       (Address of Principal Executive Office)  (Zip Code)

       Registrant's Telephone Number, Including Area Code:
                         (800) 221-5672


                     EDMUND P. BERGAN, JR.,
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York, 10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

    It is proposed that this filing will become effective (check appropriate box)

 _____immediately upon filing pursuant to paragraph (b)
    __X__on November 1, 2001 pursuant to paragraph (b)
    _____60 days after filing pursuant to paragraph (a)(1)
    _____on (date) pursuant to paragraph (a)(1)
    _____75 days after filing pursuant to paragraph (a)(2)
    _____on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Alliance Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

      Prospectus and Application


      November 1, 2001


      Domestic Stock Funds

            > Alliance Premier Growth Fund
            > Alliance Health Care Fund
            > Alliance Growth Fund
            > Alliance Technology Fund
            > Alliance Quasar Fund
            > The Alliance Fund

      Total Return Funds

            > Alliance Growth and Income Fund
            > Alliance Balanced Shares

      Global Stock Funds


            > Alliance New Europe Fund
            > Alliance Worldwide
              Privatization Fund
            > Alliance International
              Premier Growth Fund
            > Alliance Global Small Cap Fund
            > Alliance International Fund
            > Alliance Greater China '97 Fund
            > Alliance All-Asia Investment Fund
            > The Korean Investment Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page


RISK/RETURN SUMMARY .......................................................    3
Domestic Stock Funds ......................................................    4
Total Return Funds ........................................................   10
Global Stock Funds ........................................................   12
Summary of Principal Risks ................................................   20
Principal Risks by Fund ...................................................   21

FEES AND EXPENSES OF THE FUNDS ............................................   22

GLOSSARY ..................................................................   25

DESCRIPTION OF THE FUNDS ..................................................   26
Investment Objectives and Principal Policies ..............................   26
Description of Additional Investment Practices ............................   36
Additional Risk Considerations ............................................   42

MANAGEMENT OF THE FUNDS ...................................................   45

PURCHASE AND SALE OF SHARES ...............................................   48
How The Funds Value Their Shares ..........................................   48
How To Buy Shares .........................................................   48
How To Exchange Shares ....................................................   48
How To Sell Shares ........................................................   48

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   49

DISTRIBUTION ARRANGEMENTS .................................................   50

GENERAL INFORMATION .......................................................   51

FINANCIAL HIGHLIGHTS ......................................................   53

APPENDIX A--ADDITIONAL INFORMATION ABOUT
THE UNITED KINGDOM, JAPAN, AND GREATER
CHINA COUNTRIES ...........................................................   64


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 19.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and


o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                              1 Year     5 Years     Inception**
--------------------------------------------------------------------------------
Class A                                      -23.28%      19.46%        18.45%
--------------------------------------------------------------------------------
Class B                                      -23.28%      19.71%        18.99%
--------------------------------------------------------------------------------
Class C                                      -21.12%      19.72%        18.33%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                    -22.42%      18.15%        16.67%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class A shares and Class B shares: 9/28/92 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -31.19%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-----------------------------------------------------------------------------
n/a   n/a   9.98   -5.80   46.87   24.14   32.67   49.31   28.98   -19.87

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -15.93%, 4th quarter, 2000.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.


Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                                        1 Year       Inception**
--------------------------------------------------------------------------------
Class A                                                 25.82%          21.14%
--------------------------------------------------------------------------------
Class B                                                 26.56%          22.11%
--------------------------------------------------------------------------------
Class C                                                 29.43%          24.18%
--------------------------------------------------------------------------------
S&P 500 Index                                           -9.10%           1.16%
--------------------------------------------------------------------------------
S&P Healthcare Composite                                35.95%          20.45%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 8/27/99.


BAR CHART


The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -20.16%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-----------------------------------------------------------------------------
n/a   n/a    n/a     n/a     n/a     n/a     n/a     n/a    n/a     31.44


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was up 0.71%, 4th quarter, 2000.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -21.93%      14.49%       19.38%
--------------------------------------------------------------------------------
Class B                                       -21.78%      14.67%       19.50%
--------------------------------------------------------------------------------
Class C                                       -19.76%      14.67%       19.06%
--------------------------------------------------------------------------------
S&P 500 Index                                  -9.10%      18.33%       17.44%
--------------------------------------------------------------------------------
Russell 3000 Index                             -7.46%      17.40%       17.38%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 8/2/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -35.69%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-----------------------------------------------------------------------------
63.62   10.66   28.99   -1.15   29.49   23.20   27.09   28.17   25.58   -18.47

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 29.81%, 1st quarter, 1991; and Worst Quarter was down -16.26%, 3rd quarter, 1998.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.


Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -27.82%      20.35%       26.21%
--------------------------------------------------------------------------------
Class B                                       -27.98%      20.53%       26.27%
--------------------------------------------------------------------------------
Class C                                       -25.88%      20.53%       26.09%
--------------------------------------------------------------------------------
S&P 500 Index                                  -9.10%      18.33%       17.44%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class B shares and for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -44.85%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-----------------------------------------------------------------------------
54.24   15.50   21.63   28.50   45.80   19.41    4.54   63.14   71.78   -24.62

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -27.39%, 4th quarter, 2000.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small-cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -11.53%       8.19%       12.53%
--------------------------------------------------------------------------------
Class B                                       -11.60%       8.30%       12.34%
--------------------------------------------------------------------------------
Class C                                        -9.11%       8.32%       12.15%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                     -22.43%       7.14%       12.80%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -30.94%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
34.27    2.81   16.16   -7.27   47.64   32.62   17.24   -4.56   12.96    -7.61

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.10%, 1st quarter, 1991; and Worst Quarter was down -28.46%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -19.44%      10.89%       14.49%
--------------------------------------------------------------------------------
Class B                                       -19.59%      10.95%       14.46%
--------------------------------------------------------------------------------
Class C                                       -17.40%      10.86%       14.38%
--------------------------------------------------------------------------------
Russell Mid-Cap Growth Index                  -11.75%      17.77%       16.56%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 3/4/91 and for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -33.50%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
33.91   14.70   14.26   -2.51   34.84   17.54   36.01   -2.72   33.90   -15.88

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -24.32%, 3rd quarter, 1998.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                         8.80%      18.50%       16.23%
--------------------------------------------------------------------------------
Class B                                         8.79%      18.65%       16.12%
--------------------------------------------------------------------------------
Class C                                        11.77%      18.64%       15.97%
--------------------------------------------------------------------------------
Russell 1000 Value Index                        7.01%      16.91%       17.37%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 2/8/91 and for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -11.62%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
27.08    4.52    9.96   -4.20   37.86   24.13   28.86   21.23   10.78    13.64

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -13.82%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                         7.70%      12.70%       11.86%
--------------------------------------------------------------------------------
Class B                                         7.63%      12.80%       11.73%
--------------------------------------------------------------------------------
Class C                                        10.67%      12.83%       11.58%
--------------------------------------------------------------------------------
S&P 500 Index                                  -9.10%      18.33%       17.44%
--------------------------------------------------------------------------------
Lehman Gov't Bond Index                        13.24%       6.49%        7.88%
--------------------------------------------------------------------------------
Solomon 1 year Treasury Index                   7.10%       5.80%        5.65%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 2/4/91 and for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -4.40%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
20.47    6.81    9.93   -5.79   26.64    9.36   27.13   15.75    4.90    12.48

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -6.41%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 20% of its net assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2001, the Fund had approximately 40% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -12.66%      14.16%       12.78%
--------------------------------------------------------------------------------
Class B                                       -12.77%      14.31%       12.81%
--------------------------------------------------------------------------------
Class C                                       -10.29%      14.32%       12.70%
--------------------------------------------------------------------------------
MSCI Europe Index                              -8.14%      15.75%       13.92%
--------------------------------------------------------------------------------
MSCI Europe Growth Index                      -16.51%      13.38%       15.93%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 3/5/91 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -30.59%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
 3.30   -0.53   34.57    4.64   18.63   20.58   16.83   24.99   26.12    -8.77

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.84%, 4th quarter, 1999; and Worst Quarter was down -19.73%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.


The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                              1 Year     5 Years     Inception**
--------------------------------------------------------------------------------
Class A                                      -28.50%      11.16%         9.13%
--------------------------------------------------------------------------------
Class B                                      -28.49%      11.33%         9.07%
--------------------------------------------------------------------------------
Class C                                      -26.56%      11.31%         9.07%
--------------------------------------------------------------------------------
MSCI World Index (minus the U.S.)            -13.16%       7.84%         7.73%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class A shares and Class B shares: 6/2/94 and Class C shares: 2/8/95. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -26.27%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a    n/a     n/a    4.91   23.14   13.18    8.92   56.33   -25.33

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 50 companies, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                                          1 Year     Inception**
--------------------------------------------------------------------------------
Class A                                                  -28.50%         1.93%
--------------------------------------------------------------------------------
Class B                                                  -28.87%         2.08%
--------------------------------------------------------------------------------
Class C                                                  -26.59%         2.75%
--------------------------------------------------------------------------------
MSCI EAFE Index                                          -13.96%         5.15%
--------------------------------------------------------------------------------
MSCI EAFE Growth Index                                   -24.40%         2.23%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 3/3/98.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -29.64%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a    n/a     n/a     n/a     n/a     n/a     n/a   47.21   -25.35

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.43%, 4th quarter, 1999; and Worst Quarter was down -11.78%, 3rd quarter, 2000.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market. Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -21.59%       8.97%       10.31%
--------------------------------------------------------------------------------
Class B                                       -21.45%       9.13%       10.19%
--------------------------------------------------------------------------------
Class C                                       -19.38%       9.13%       10.00%
--------------------------------------------------------------------------------
MSCI World Index                              -12.92%      12.53%       12.43%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -34.58%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
25.29   -4.89   20.04   -4.55   27.18   19.37    8.08    3.56   46.65   -18.09

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.92%, 4th quarter, 1999; and Worst Quarter was down -23.07%, 3rd quarter, 1998.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -23.01%       4.31%        6.39%
--------------------------------------------------------------------------------
Class B                                       -22.84%       4.39%        6.14%
--------------------------------------------------------------------------------
Class C                                       -20.98%       4.37%        5.95%
--------------------------------------------------------------------------------
MSCI EAFE Index                               -13.96%       7.43%        8.56%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -31.09%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
 7.72   -5.86   27.51    5.68   10.10    7.20    1.41    9.64   34.62   -19.59

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.84%, 4th quarter, 1999; and Worst Quarter was down -17.90%, 3rd quarter, 1998.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of June 30, 2001, the Fund had approximately 72% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                                          1 Year     Inception**
--------------------------------------------------------------------------------
Class A                                                  -27.54%        -3.96%
--------------------------------------------------------------------------------
Class B                                                  -27.96%        -3.76%
--------------------------------------------------------------------------------
Class C                                                  -25.67%        -3.51%
--------------------------------------------------------------------------------
MSCI China Free Index                                    -32.19%       -32.50%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                                     -14.74%        -1.88%
--------------------------------------------------------------------------------
MSCI Taiwan Index                                        -44.90%       -17.39%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 9/3/97.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -25.86%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a    n/a     n/a     n/a     n/a     n/a   -8.02   82.87   -24.33

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.31%, 4th quarter, 1999; and Worst Quarter was down -26.95%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests at least 65% of its total assets in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities issued by Asian companies and Asian debt securities. At June 30, 2001, the Fund had approximately 48% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                              1 Year     5 Years     Inception**
--------------------------------------------------------------------------------
Class A                                      -42.92%      -5.76%        -3.20%
--------------------------------------------------------------------------------
Class B                                      -42.99%      -5.66%        -3.22%
--------------------------------------------------------------------------------
Class C                                      -41.42%      -5.62%        -3.18%
--------------------------------------------------------------------------------
MSCI All Country Asia Pacific Index          -28.15%      -4.57%        -3.62%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 11/28/94.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -30.95%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a    n/a     n/a   10.21    4.58  -35.10  -12.34  118.99   -40.40

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 38.96%, 4th quarter, 1999; and Worst Quarter was down -22.26%, 4th quarter, 2000.

The Korean Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests at least 80% of its net assets in securities of Korean issuers. The Fund invests in companies that, in the opinion of Alliance, possess the potential for growth, including established companies in rapidly growing industry sectors such as telecommunications, electronics and consumer products. While investment in large Korean companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance to have growth potential. In particular, the Fund invests in securities of Korean companies that Alliance believes are likely to benefit from the emergence of new markets for their products. The Fund was previously a closed-end fund (the "Closed-end Fund") and will commence operations as an open-end fund on or about December 3, 2001 (the "Conversion Date").

The Fund also may invest up to 35% of its total assets in debt securities, including U.S. Dollar or Won-denominated debt securities issued by Korean companies. The Fund also may invest in debt securities issued by the Korean government or in U.S. Government securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in Korean companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. Your investment also has the risk that market changes or other events affecting Korea, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. The Fund's investments in smaller capitalization stocks may be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization companies may have additional risks because these companies tend to have limited product lines, markets, or financial resources. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Shares of the Closed-end Fund outstanding at the time of the Conversion Date will be designated Class A shares of the Fund ("Conversion Class A Shares"). The returns presented below are for the Closed-end Fund and do not reflect total expenses of the Class A shares. If the effect of Class A share expenses were reflected, returns would be lower than those shown because Class A shares are expected to have higher total expenses than the Closed-end Fund.

Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                          Since
                                               1 Year     5 Years     Inception*
--------------------------------------------------------------------------------
Closed-end Fund                               -50.46%     -11.47%        -6.67%
--------------------------------------------------------------------------------
Korea Composite Stock Price Index             -56.05%     -18.92%        -7.56%
--------------------------------------------------------------------------------
Lipper Pacific ex-Japan Funds Average         -33.84%      -7.77%        -1.64%
--------------------------------------------------------------------------------

*     Closed-end Fund inception date: 2/24/92.

BAR CHART

The following chart shows the annual returns for the Closed-end Fund since inception. Through 9/30/01, the year to date unannualized return for the Closed-end Fund was 14.77%.

   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a  25.17   17.86  -24.08  -31.38  -65.14   85.33  147.71   -50.46

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Closed-end Fund's:

Best Quarter was up 113.94%, 4th quarter, 1998; and Worst Quarter was down -61.23%, 4th quarter, 1997.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund, Alliance Technology Fund and Alliance Worldwide Privatization Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.


CAPITALIZATION RISK


This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund and The Alliance Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. Alliance Health Care Fund, Alliance Quasar Fund, Alliance Global Small Cap Fund and The Korean Investment Fund are particularly subject to this risk.


INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund and Alliance Balanced Shares. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds").

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest more of their assets in lower-rated securities.

FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund.

MANAGEMENT RISK


Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------------------------------------------------
                                      Industry/  Capital-  Interest                           Country or            Focused  Alloca-
                              Market   Sector     ization    Rate   Credit Foreign  Currency  Geographic  Manage-  Portfolio  tion
Fund                           Risk     Risk       Risk      Risk    Risk   Risk      Risk       Risk    ment Risk   Risk     Risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Fund     o                                                                           o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Health Care Fund        o        o          o                        o         o                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund             o                   o         o       o      o         o                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund         o        o                                   o         o                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund             o                   o                                                       o
------------------------------------------------------------------------------------------------------------------------------------
The Alliance Fund                o                   o                                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                      o                             o       o                                     o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Balanced Shares         o                             o       o                                     o                 o
------------------------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund         o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund               o        o                                   o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund              o                                            o         o                    o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                             o                   o                        o         o                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International Fund      o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                             o                                            o         o          o         o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                             o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
The Korean Investment Fund       o                   o         o       o      o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            Class A Shares   Class B Shares   Class C Shares
                                                            --------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         4.25%            None             None

Maximum Deferred Sales Charge (Load)                        None             4.0%*            1.0%**
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)

Exchange Fee                                                None             None             None


Redemption Fee                                              None***          None             None


* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.
**    For Class C shares, the CDSC is 0% after the first year.

*** For shares of The Korean Investment Fund that were converted to Class A shares as a result of the Fund's conversion to an open-end investment company ("Conversion Class A shares"), the Fund will impose a temporary redemption fee of 2.0% on redemptions or exchanges made during the 12 month period from the date of the conversion.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                      Operating Expenses                                                    Examples
--------------------------------------------------------------    -----------------------------------------------------------------
Alliance Premier
Growth Fund                     Class A     Class B    Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                                -------     -------    -------                   -------  --------   ---------  --------  ---------
   Management fees                .91%        .91%       .91%     After 1 year    $  562   $  616     $  216     $  316    $  216
   Distribution (12b-1) fees      .30%       1.00%      1.00%     After 3 years   $  852   $  867     $  667     $  667    $  667
   Other expenses                 .20%        .22%       .22%     After 5 years   $1,163   $1,144     $1,144     $1,144    $1,144
                                 ----        ----       ----      After 10 years  $2,044   $2,279(c)  $2,279(c)  $2,462    $2,462
   Total fund
      operating expenses         1.41%       2.13%      2.13%
                                 ====        ====       ====


Alliance Health Care Fund       Class A     Class B    Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                                -------     -------    -------                   -------  --------   ---------  --------  ---------
   Management fees                .95%        .95%       .95%     After 1 year    $  593   $  649     $  249     $  347    $  247
   Distribution (12b-1) fees      .30%       1.00%      1.00%     After 3 years   $  947   $  967     $  767     $  761    $  761
   Other expenses                 .48%        .51%       .49%     After 5 years   $1,324   $1,311     $1,311     $1,301    $1,301
                                 ----        ----       ----      After 10 years  $2,379   $2,616(c)  $2,616(c)  $2,776    $2,776
   Total fund
      operating expenses         1.73%       2.46%      2.44%
                                 ====        ====       ====


Alliance Growth Fund            Class A     Class B    Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                                -------     -------    -------                   -------  --------   ---------  --------  ---------
   Management fees                .67%        .67%       .67%     After 1 year    $  536   $  589     $  189     $  288    $  188
   Distribution (12b-1) fees      .30%       1.00%      1.00%     After 3 years   $  772   $  785     $  585     $  582    $  582
   Other expenses                 .17%        .19%       .18%     After 5 years   $1,026   $1,006     $1,006     $1,001    $1,001
                                 ----        ----       ----      After 10 years  $1,752   $1,992(c)  $1,992(c)  $2,169    $2,169
   Total fund
      operating expenses         1.14%       1.86%      1.85%
                                 ====        ====       ====

Alliance Technology Fund        Class A     Class B    Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                                -------     -------    -------                   -------  --------   ---------  --------  ---------
   Management fees               1.00%       1.00%      1.00%     After 1 year    $  571   $  623     $  223     $  324    $  224
   Distribution (12b-1) fees      .30%       1.00%      1.00%     After 3 years   $  879   $  888     $  688     $  691    $  691
   Other expenses                 .20%        .20%       .21%     After 5 years   $1,209   $1,180     $1,180     $1,185    $1,185
                                 ----        ----       ----      After 10 years  $2,139   $2,357(c)  $2,357(c)  $2,544    $2,544
   Total fund
      operating expenses         1.50%       2.20%      2.21%
                                 ====        ====       ====


--------------------------------------------------------------------------------
Please refer to the footnotes on page 24.

                      Operating Expenses                                                    Examples
------------------------------------------------------------    --------------------------------------------------------------------
Alliance Quasar Fund          Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.01%       1.01%      1.01%     After 1 year      $  589    $  647    $  247      $  346    $  246
   Distribution (12b-1) fees    .27%       1.00%      1.00%     After 3 years     $  932    $  961    $  761      $  758    $  758
   Other expenses               .40%        .43%       .42%     After 5 years     $1,299    $1,301    $1,301      $1,296    $1,296
                               ----        ----       ----      After 10 years    $2,328    $2,589(c) $2,589(c)   $2,766    $2,766
   Total fund
      operating expenses       1.68%       2.44%      2.43%
                               ====        ====       ====

The Alliance Fund             Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .67%        .67%       .67%     After 1 year      $  527    $  590    $  190      $  289    $  189
   Distribution (12b-1) fees    .21%       1.00%      1.00%     After 3 years     $  742    $  788    $  588      $  585    $  585
   Other expenses               .16%        .20%       .19%     After 5 years     $  975    $1,011    $1,011      $1,006    $1,006
                               ----        ----       ----      After 10 years    $1,642    $1,974(c) $1,974(c)   $2,180    $2,180
   Total fund
      operating expenses       1.04%       1.87%      1.86%
                               ====        ====       ====


Alliance Growth and
Income Fund (a)               Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .62%        .62%       .62%     After 1 year      $  529    $  586    $  186      $  285    $  185
   Distribution (12b-1) fees    .26%       1.00%      1.00%     After 3 years     $  751    $  776    $  576      $  573    $  573
   Other expenses               .19%        .21%       .20%     After 5 years     $  990    $  990    $  990      $  985    $  985
                               ----        ----       ----      After 10 years    $1,675    $1,949(c) $1,949(c)   $2,137    $2,137
   Total fund
      operating expenses       1.07%       1.83%      1.82%
                               ====        ====       ====

Alliance Balanced Shares      Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .54%        .54%       .54%     After 1 year      $  539    $  596    $  196      $  296    $  196
   Distribution (12b-1) fees    .27%       1.00%      1.00%     After 3 years     $  781    $  806    $  606      $  606    $  606
   Other expenses               .36%        .39%       .39%     After 5 years     $1,041    $1,042    $1,042      $1,042    $1,042
                               ----        ----       ----      After 10 years    $1,785    $2,056(c) $2,056(c)   $2,254    $2,254
   Total fund
      operating expenses       1.17%       1.93%      1.93%
                               ====        ====       ====

Alliance New Europe Fund      Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .93%        .93%       .93%     After 1 year      $  599    $  657    $  257      $  354    $  254
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $  964    $  991    $  791      $  782    $  782
   Other expenses               .56%        .61%       .58%     After 5 years     $1,353    $1,350    $1,350      $1,335    $1,335
                               ----        ----       ----      After 10 years    $2,441    $2,691(c) $2,691(c)   $2,846    $2,846
   Total fund
      operating expenses       1.79%       2.54%      2.51%
                               ====        ====       ====

Alliance Worldwide
Privatization Fund            Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  601    $  659    $  259      $  359    $  259
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $  970    $  996    $  796      $  796    $  796
   Other expenses               .51%        .56%       .56%     After 5 years     $1,363    $1,360    $1,360      $1,360    $1,360
                               ----        ----       ----      After 10 years    $2,461    $2,712(c) $2,712(c)   $2,895    $2,895
   Total fund
      operating expenses       1.81%       2.56%      2.56%
                               ====        ====       ====


Alliance International
Premier Growth Fund           Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  615    $  670    $  270      $  369    $  269
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $1,011    $1,029    $  829      $  826    $  826
   Other expenses               .65%        .67%       .66%     After 5 years     $1,432    $1,415    $1,415      $1,410    $1,410
                               ----        ----       ----      After 10 years    $2,603    $2,829(c) $2,829(c)   $2,993    $2,993
   Total fund
      operating expenses       1.95%       2.67%      2.66%
                               ====        ====       ====


Alliance Global
Small Cap Fund                Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  633    $  693    $  293      $  392    $  292
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $1,067    $1,098    $  898      $  895    $  895
   Other expenses               .84%        .90%       .89%     After 5 years     $1,525    $1,528    $1,528      $1,523    $1,523
                               ----        ----       ----      After 10 years    $2,792    $3,044(c) $3,044(c)   $3,214    $3,214
   Total fund
      operating expenses       2.14%       2.90%      2.89%
                               ====        ====       ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 24.

                      Operating Expenses                                                    Examples
------------------------------------------------------------    --------------------------------------------------------------------
Alliance International Fund   Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .94%        .94%       .94%     After 1 year      $  609    $  671    $  271      $  367    $  267
   Distribution (12b-1) fees    .26%       1.00%      1.00%     After 3 years(d)  $1,022    $1,061    $  861      $  849    $  849
   Other expenses               .83%        .88%       .84%     After 5 years(d)  $1,459    $1,477    $1,477      $1,457    $1,457
                              -----       -----      -----      After 10 years(d) $2,673    $2,949(c) $2,949(c)   $3,099    $3,099
   Total fund
      operating expenses       2.03%       2.82%      2.78%
                              =====       =====      =====
   Waiver and/or expense
      reimbursement (b)        (.14)%      (.14)%     (.14)%
                              =====       =====      =====
   Net expenses                1.89%       2.68%      2.64%
                              =====       =====      =====

Alliance Greater
China '97 Fund                Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  668    $  724    $  324      $  426    $  324
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years(d)  $2,450    $2,508    $2,308      $2,282    $2,282
   Other expenses              8.20%       8.28%      8.13%     After 5 years(d)  $4,075    $4,087    $4,087      $4,044    $4,044
                              -----       -----      -----      After 10 years(d) $7,539    $7,684(c) $7,685(c)   $7,716    $7,716
   Total fund
      operating expenses       9.50%      10.28%     10.13%
                              =====       =====      =====
   Waiver and/or expense
      reimbursement (b)       (6.99)%     (7.07)%    (6.92)%
                              =====       =====      =====
   Net expenses                2.51%       3.21%      3.21%
                              =====       =====      =====


Alliance All-Asia
Investment Fund               Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              1.00%       1.00%      1.00%    After 1 year      $  653    $  721    $  321      $  421    $  321
   Distribution (12b-1) fees     .30%       1.00%      1.00%    After 3 years     $1,127    $1,180    $  980      $  980    $  980
   Other expenses                                               After 5 years     $1,627    $1,664    $1,664      $1,664    $1,664
      Administration fees        .15%        .15%       .15%    After 10 years    $2,997    $3,294(c) $3,294(c)   $3,485    $3,485
      Other operating expenses   .90%       1.03%      1.03%
                               -----       -----       ----
   Total other expenses         1.05%       1.18%      1.18%
                               -----       -----      -----
   Total fund
      operating expenses        2.35%       3.18%      3.18%
                               =====       =====      =====


The Korean
Investment Fund (e)           Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  667    $  723    $  323      $  423    $  323
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $1,719    $1,747    $1,547      $1,547    $1,547
   Other expenses              4.08%       4.08%      4.08%
                             ------      ------      -----
   Total fund
      operating expenses       5.38%       6.08%      6.08%
                              =====       =====      =====
   Waiver and/or expense
      reimbursement (b)       (2.88)%     (2.88)%    (2.88)%
                              =====       =====      =====
   Net expenses                2.50%       3.20%      3.20%
                              =====       =====      =====

----------
+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a) Reflects the increase in the advisory fee effective as of December 7, 2000.
(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
(c)   Assumes Class B shares convert to Class A shares after eight years.
(d) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.
(e)   Based on estimated expenses.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


Korean company is an entity that (i) is organized under the laws of Korea and conducts business in Korea, (ii) derives 50% or more of its total revenues from business in Korea, or (iii) issues equity or debt securities that are traded principally in Korea.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.


RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

o     invest up to 5% of its net assets in rights or warrants; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund


Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders.


The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;


o invest in foreign securities, although not generally in excess of 20% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward foreign currency exchange contracts;


o     enter into forward commitments;

o buy and sell stock index futures contracts and options on futures contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

Alliance Technology Fund


Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund, under normal circumstances, will invest at least 80% of its net assets in the securities of these companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund normally will invest substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 25% of its total assets in foreign securities.


The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purposes; and


o make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Alliance Balanced Shares


Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.


The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes;

o subject to market conditions, write covered call options listed on a domestic exchange to realize income; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund


Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund has a fundamental policy of normally investing at least 65% of its total assets in these securities. However, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of European companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into forward commitments;

o     enter into standby commitment agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

Alliance Worldwide Privatization Fund


Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing, or have undergone, privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.


The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund

Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 50 companies will be represented in the Fund's portfolio, and the 35 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.


Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 80% of its net assets in equity securities of these smaller capitalization companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

Alliance International Fund

Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Greater China '97 Fund


Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment, under normal circumstances, of at least 80% of its net assets in equity securities issued by Greater China companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.


Alliance believes that over the long term conditions are favorable for expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging Greater China companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund


Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy may not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.


The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

The Fund will invest primarily in investment grade debt securities, but may maintain not more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.


The Korean Investment Fund

The Korean Investment Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. The Fund normally invests at least 80% of its net assets in securities of Korean issuers. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Fund normally invests at least 65% of its total assets in equity securities of Korean companies. The Fund invests in Korean companies that, in the opinion of Alliance, possess the potential for growth, including established companies in industry sectors such as telecommunications, electronics and consumer products. While investment in large companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance to have growth potential. In particular, the Fund invests in securities of Korean companies that Alliance believes are likely to benefit from the emergence of new markets for their products.

A small number of companies and industries in Korea represents a large portion of the Korean securities market, which is relatively small compared to the U.S. market. Korean conglomerates have a dominant position in the Korean economy. According to the latest available data, the top 30 conglomerates produced approximately 16% of Korea's GDP and accounted for approximately 41% of manufacturing and 50% of imports. Of the top 30 conglomerates, the top four groups produced approximately 9% of GDP. Nevertheless, the largest conglomerates are relatively small by Japanese and U.S. standards. Korea's economy is heavily dependent upon international trade. Korea's export growth is due largely to three factors: (i) increased trade with the former Soviet Union and China, and the developing countries of Southeast Asia and Latin America; (ii) a high degree of competitiveness with Japan in third markets, and (iii) a steady extension of the range of manufactured products for exports, with particular strengths in memory chips and automobiles. Because Korea has no onshore oil or natural gas and none has been found offshore, Korea must rely heavily on imported energy. Korea has few natural resources and must import timber, industrial metals and capital goods, making its exports vulnerable to fluctuations in exchange rates and prices for commodities.

The Fund also may invest up to 35% of its total assets in debt securities, including U.S. Dollar or Won-denominated debt securities issued by Korean companies. The Fund also may invest in debt securities issued by the Korean government or in U.S. Government securities. The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security, which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o purchase and sell forward contracts, including forward foreign currency exchange contracts;

o     enter into forward commitments;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures;

o write covered put and call options and purchase put and call options on securities in which it may invest;

o     write call options for cross-hedging purposes;

o     enter into standby commitment agreements;

o make short sales of securities or maintain a short position, in each case only if against the box;

o     invest up to 15% of its net assets in illiquid securities;

o     enter into repurchase agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.

All or some of the policies and practices listed above may not be available to the Fund under United States or Korean law and the Fund will utilize these policies only to the extent permissible.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund or The Korean Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward foreign currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward foreign currency exchange contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's, Alliance International Fund's and The Korean Investment Fund's investments in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.


Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for Alliance Health Care Fund, Alliance International Fund, Alliance Technology Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).


All options written by The Korean Investment Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. The Korean Investment Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities.


Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund, Alliance Growth and Income Fund, Alliance Quasar Fund and Alliance Balanced Shares may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund, Alliance Growth and Income Fund, Alliance Quasar Fund and Alliance Balanced Shares may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.


Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date. The Korean Investment Fund may invest up to 20% of its total assets in rights and warrants.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance New Europe Fund and 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund of the Fund's assets at the time of making the commitment. The Korean Investment Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 25% of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.


Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.


Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund and a substantial portion of the assets of Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance International Fund, Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 141 separate investment portfolios, currently have more than 7.0 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                          Fee as a percentage of        Fiscal
Fund                                     average daily net assets*   Year Ending
-----                                    ------------------------    -----------
Alliance Premier Growth
   Fund                                            .91%               11/30/00
Alliance Health Care Fund                          .95                 6/30/01
Alliance Growth Fund                               .67                10/31/00
Alliance Technology Fund                          1.00                11/30/00
Alliance Quasar Fund                              1.01                 9/30/00
The Alliance Fund                                  .67                11/30/00
Alliance Growth and Income
   Fund                                            .62**              10/31/00
Alliance Balanced Shares
   Fund                                            .54                 7/31/01
Alliance New Europe Fund                           .93                 7/31/01
Alliance Worldwide
   Privatization Fund                             1.00                 6/30/01
Alliance International
   Premier Growth Fund                            1.00                11/30/00
Alliance Global Small
   Cap Fund                                       1.00                 7/31/01
Alliance International Fund                        .80                 6/30/01
Alliance Greater China
   '97 Fund                                         -0-                7/31/01
Alliance All-Asia Investment
   Fund                                           1.00                10/31/00
Korean Investment Fund***                         1.00                 4/30/01

----------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.
**    Reflects the increase in the advisory fee effective December 7, 2000.
***   Reflects the increase in the advisory fee effective August 3, 2001.


In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------

Alliance Premier        Alfred Harrison; since             *
Growth Fund             inception--Vice Chairman
                        of Alliance Capital
                        Management Corporation
                        (ACMC)**

Alliance Health Care    Norman Fidel; since inception      *
Fund                    --Senior Vice President
                        of ACMC

Alliance Growth         Jane Mack Gould; since 2000        *
Fund                    --Senior Vice President
                        of ACMC

                        Alan Levi; since 2000--            *
                        Senior Vice President of ACMC

Alliance Technology     Peter Anastos; since 1992          *
Fund                    --Senior Vice President
                        of ACMC

                        Gerald T. Malone; since 1992       *
                        --Senior Vice President
                        of ACMC

Alliance Quasar         Bruce Aronow; since 1999           Associated with
Fund                    --Senior Vice President            Alliance since 1999;
                        of ACMC                            prior thereto, Vice
                                                           President at Invesco
                                                           since 1998, prior
                                                           thereto, Vice
                                                           President at LGT
                                                           Asset Management
                                                           since 1996.


The Alliance Fund       John L. Blundin; since 2001        *
                        --Executive Vice
                        President of ACMC

                        Alan Levi; since 2001              *
                        --(see above)

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------



Alliance Growth and     Paul Rissman; since 1994           *
Income Fund             --Senior Vice President
                        of ACMC

Alliance Balanced       Paul Rissman; since 1997           *
Shares                  --(see above)

Alliance New            Steven Beinhacker; since 1997      *
Europe Fund             --Senior Vice President
                        of ACMC

Alliance Worldwide      Mark H. Breedon; since             *
Privatization Fund      inception--Vice President
                        of ACMC and Director and
                        Senior Vice President of
                        Alliance Capital Limited***

Alliance International  Guru M. Baliga; since 2001         Associated with
Premier Growth          --Senior Vice President            Alliance since 1998;
Fund                    of ACMC                            prior thereto, senior
                                                           portfolio manager and
                                                           head of the research
                                                           based large cap
                                                           growth team at
                                                           American Express
                                                           Financial Corporation
                                                           since prior to 1996.


Alliance Global         Bruce Aronow; since 1999           (see above)
Small Cap Fund          --(see above)

                        Mark H. Breedon; since 1998        *
                        --(see above)

Alliance                Edward Baker III;                  *
International Fund      since 2000
                        --Senior Vice President
                        of ACMC


Alliance Greater        Matthew W.S. Lee; since 1997       Associated with
China '97 Fund          --Vice President of ACMC           Alliance since 1997;
                                                           prior thereto,
                                                           associated with
                                                           National Mutual Funds
                                                           Management (Asia) and
                                                           James Capel and Co.


Alliance All-Asia       Hiroshi Motoki; since 1998         *
Investment Fund         --Senior Vice President
                        of ACMC and director of
                        Japanese/Asian Equity
                        research

                        Manish Singhai; since 2000         Associated with
                        --Vice President of ACMC           Alliance since 1998;
                                                           prior thereto,
                                                           associated with
                                                           Caspian Securities
                                                           Ltd. as head of Asian
                                                           technology research


The Korean              Edward Baker III; since 1996       *
Investment Fund         --(see above)

                        Sun Hee Oh; since 1999             Associated with
                        --Vice President of ACMC           Alliance since 2000;
                                                           prior thereto,
                                                           associated with Orion
                                                           Asset Management Co.,
                                                           Ltd. since prior to
                                                           1996.


--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.

Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of September 30, 2001, the assets in the Historical Portfolios totaled approximately $8.9 billion and the average size of an institutional account in the Historical Portfolio was approximately $3.5 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts, calculated on a quarterly basis. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.


Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven
Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Large Cap Growth Fund Index is prepared by Lipper Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.


The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*


                                                                                  Lipper
                                                                   Russell       Large Cap
                       Premier      Historical       S&P 500        1000          Growth
                       Growth       Portfolios        Index     Growth Index    Fund Index
                        Fund      Total Return**  Total Return  Total Return   Total Return
1/1/01-
9/30/01***......       (31.19)%      (30.78)%       (20.38)%      (30.89)%       (33.34)%
Year ended
December:
2000***.........       (23.28)       (18.19)         (9.10)       (22.42)        (19.68)
1999***.........        23.51         29.67          21.03         33.16          34.82
1998***.........        42.97         52.16          28.60         38.71          36.47
1997***.........        27.05         34.64          33.36         30.49          27.59
1996***.........        18.84         22.06          22.96         23.12          20.56
1995***.........        40.66         39.83          37.58         37.19          34.92
1994............        (9.78)        (4.82)          1.32          2.66          (0.82)
1993............         5.35         10.54          10.08          2.90          10.66
1992............           --         12.18           7.62          5.00           6.89
1991............           --         38.91          30.47         41.16          37.34
1990............           --         (1.57)         (3.10)        (0.26)         (1.82)
1989............           --         38.80          31.69         35.92          32.30
1988............           --         10.88          16.61         11.27          10.84
1987............           --          8.49           5.25          5.31           3.33
1986............           --         27.40          18.67         15.36          16.75
1985............           --         37.41          31.73         32.85          32.85
1984............           --         (3.31)          6.27          (.95)         (4.25)
1983............           --         20.80          22.56         15.98          22.63
1982............           --         28.02          21.55         20.46          28.91
1981............           --         (1.09)         (4.92)       (11.31)         (0.06)
1980............           --         50.73          32.50         39.57          47.73
1979............           --         30.76          18.61         23.91          29.90
Cumulative
total return
for the period
January 1, 1979
to September 30,
2001............           --         3,431%         2,199%        1,666%         2,106%


----------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 2001 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS


                                                                               Lipper
                                                                Russell       Large Cap
                       Premier      Historical    S&P 500         1000         Growth
                       Growth       Portfolios     Index      Growth Index   Fund Index
One year........       -42.15%       -40.67%      -26.61%       -45.64%        -45.68%
Three years.....        -2.32         -1.09         2.03         -3.28          -3.05
Five years......         9.70         11.01        10.23          6.50           5.73
Ten years.......        12.59*        12.85        12.69         10.58          10.15
Since January 1,
1979............           --         16.96        14.77         13.45          14.57

----------
*     Since inception on 9/28/92.


The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See Distribution Arrangements, for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:


       --Initial:                          $1,000
       --Subsequent:                       $   50
       --Automatic Investment Program:     $   25


If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES


You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without Sales or service charges. Exchanges of Conversion Class A Shares of The Korean Investment Fund are subject to a temporary redemption fee, as described below. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.


HOW TO SELL SHARES


You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Conversion Class A Shares of The Korean Investment Fund are subject to a temporary redemption fee, as described below. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). Redemption and exchanges of The Korean Investment Fund's Conversion Class A Shares are subject to a temporary redemption fee, payable to the Fund, equal to 2.0% of the net asset value of the shares redeemed or exchanged during the first 12 months following the Conversion.


o     Selling Shares Through Your Broker


Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC or for The Korean Investment Fund, temporary redemption fee. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.


o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, a Fund's distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares, or reinvest a cash distribution in additional shares.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.


If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


Share Classes. The Funds offer three classes of shares through this prospectus.


CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge as follows:

                                               Initial Sales Charge

                                                 As % of    As % of   Commission
                                               Net Amount  Offering   to Dealer/
                                                Invested     Price     Agent as
                                                                         % of
                                                                       Offering
Amount Purchased                                                         Price
--------------------------------------------------------------------------------
Up to $100,000                                    4.44%      4.25%       4.00%
$100,000 up to $250,000                           3.36       3.25        3.00
$250,000 up to $500,000                           2.30       2.25        2.00
$500,000 up to $1,000,000                         1.78       1.75        1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

                  Years Since Purchase          CDSC
                  First                         4.0%
                  Second                        3.0%
                  Third                         2.0%
                  Fourth                        1.0%
                  Fifth                         None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                             Rule 12b-1 Fee (As a Percentage of
                                             Aggregate Average Daily Net Assets)
Class A                                                       .30%*
Class B                                                      1.00%
Class C                                                      1.00%

----------
* The fee under the Rule 12b-1 Plan for the Class A shares of Alliance Growth Fund and Alliance Premier Growth Fund is .50% of the aggregate average daily net assets. The Directors of Alliance Growth Fund currently limit the payments to .30%. The Directors of Alliance Premier Growth Fund limit payments for Class A shares purchased after November 1993 to .30% of aggregate average daily net assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                     (This page left intentionally blank.)

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance Greater China '97 Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.


The financial highlights table for The Korean Investment Fund, which was converted to an open-end fund on the Conversion Date, shows the Closed-end Fund's financial history for the past 5 years. Shares of the Closed-end Fund outstanding on the Conversion Date were designated Class A shares of the Fund. Certain information reflects financial results for a single share of the Closed-end Fund. The Fund's Class A shares are expected to have higher total expenses than those of the Closed-end Fund's shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Closed-end Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Closed-end Fund's independent accountants, whose reports, along with the Closed-end Fund's financial statements, are included in the Closed-end Fund's annual report, which is available upon request. Financial statements and financial highlights for the Fund's Class A, Class B and Class C shares will be included in the Fund's annual or semi-annual report after the Fund has completed its first annual or semi-annual period.

                                               Income from Investment Operations
                                  -----------------------------------------------------------
                                                                   Net Gains
                                  Net Asset                       or Losses on
                                   Value,                          Securities      Total from
                                  Beginning   Net Investment     (both realized    Investment
      Fiscal Year or Period       of Period   Income (Loss)      and unrealized)   Operations
      ---------------------       ---------   -------------      ---------------   ----------
Alliance Premier
Growth Fund
   Class A
   12/1/00 to 5/31/01+ .......    $   29.51     $  (.09)(b)         $  (2.52)       $  (2.61)
   Year ended 11/30/00 .......        35.82        (.26)(b)            (3.69)          (3.95)
   Year ended 11/30/99 .......        27.50        (.28)(b)             9.21            8.93
   Year ended 11/30/98 .......        22.00        (.15)(b)             7.11            6.96
   Year ended 11/30/97 .......        17.98        (.10)(b)             5.20            5.10
   Year ended 11/30/96 .......        16.09        (.04)(b)             3.20            3.16
   Class B
   12/1/00 to 5/31/01+ .......    $   27.76     $  (.18)(b)         $  (2.35)       $  (2.53)
   Year ended 11/30/00 .......        34.05        (.48)(b)            (3.45)          (3.93)
   Year ended 11/30/99 .......        26.33        (.48)(b)             8.81            8.33
   Year ended 11/30/98 .......        21.26        (.30)(b)             6.83            6.53
   Year ended 11/30/97 .......        17.52        (.23)(b)             5.05            4.82
   Year ended 11/30/96 .......        15.81        (.14)(b)             3.12            2.98
   Class C
   12/1/00 to 5/31/01+ .......    $   27.80     $  (.18)(b)         $  (2.36)       $  (2.54)
   Year ended 11/30/00 .......        34.09        (.48)(b)            (3.45)          (3.93)
   Year ended 11/30/99 .......        26.36        (.49)(b)             8.83            8.34
   Year ended 11/30/98 .......        21.29        (.31)(b)             6.84            6.53
   Year ended 11/30/97 .......        17.54        (.24)(b)             5.07            4.83
   Year ended 11/30/96 .......        15.82        (.14)(b)             3.13            2.99

Alliance Health Care Fund
   Class A
   Year ended 6/30/01 ........    $   12.40     $  (.11)(b)         $  (1.00)       $  (1.11)
   8/27/99++ to 6/30/00 ......        10.00        (.06)(b)(c)          2.46            2.40
   Class B
   Year ended 6/30/01 ........    $   12.33     $  (.19)(b)         $  (1.00)       $  (1.19)
   8/27/99++ to 6/30/00 ......        10.00        (.13)(b)(c)          2.46            2.33
   Class C
   Year ended 6/30/01 ........    $   12.33     $  (.19)(b)         $  (1.00)       $  (1.19)
   8/27/99++ to 6/30/00 ......        10.00        (.12)(b)(c)          2.45            2.33

Alliance Growth Fund
   Class A
   11/1/00 to 4/30/01+ .......    $   52.42     $  (.08)(b)         $ (11.69)       $ (11.77)
   Year ended 10/31/00 .......        56.32        (.17)(b)             3.71            3.54
   Year ended 10/31/99 .......        47.17        (.15)(b)            13.01           12.86
   Year ended 10/31/98 .......        43.95        (.05)(b)             6.18            6.13
   Year ended 10/31/97 .......        34.91        (.10)(b)            10.17           10.07
   Year ended 10/31/96 .......        29.48         .05                 6.20            6.25
   Class B
   11/1/00 to 4/30/01+ .......    $   39.49     $  (.16)(b)         $  (8.60)       $  (8.76)
   Year ended 10/31/00 .......        44.40        (.43)(b)             2.96            2.53
   Year ended 10/31/99 .......        38.15        (.42)(b)            10.38            9.96
   Year ended 10/31/98 .......        36.31        (.31)(b)             5.06            4.75
   Year ended 10/31/97 .......        29.21        (.31)(b)             8.44            8.13
   Year ended 10/31/96 .......        24.78        (.12)                5.18            5.06
   Class C
   11/1/00 to 4/30/01+ .......    $   39.52     $  (.16)(b)         $  (8.60)       $  (8.76)
   Year ended 10/31/00 .......        44.42        (.43)(b)             2.97            2.54
   Year ended 10/31/99 .......        38.17        (.42)(b)            10.38            9.96
   Year ended 10/31/98 .......        36.33        (.31)(b)             5.06            4.75
   Year ended 10/31/97 .......        29.22        (.31)(b)             8.45            8.14
   Year ended 10/31/96 .......        24.79        (.12)                5.18            5.06

Alliance Technology Fund
   Class A
   12/1/00 to 5/31/01+ .......    $   95.32     $  (.36)(b)         $ (10.53)       $ (10.89)
   Year ended 11/30/00 .......       111.46       (1.35)(b)           (10.75)         (12.10)
   Year ended 11/30/99 .......        68.60        (.99)(b)            49.02           48.03
   Year ended 11/30/98 .......        54.44        (.68)(b)            15.42           14.74
   Year ended 11/30/97 .......        51.15        (.51)(b)             4.22            3.71
   Year ended 11/30/96 .......        46.64        (.39)(b)             7.28            6.89
   Class B
   12/1/00 to 5/31/01+ .......    $   89.59     $  (.63)(b)         $  (9.82)       $ (10.45)
   Year ended 11/30/00 .......       105.73       (2.17)(b)            (9.93)         (12.10)
   Year ended 11/30/99 .......        65.75       (1.54)(b)            46.69           45.15
   Year ended 11/30/98 .......        52.58       (1.08)(b)            14.83           13.75
   Year ended 11/30/97 .......        49.76        (.88)(b)             4.12            3.24
   Year ended 11/30/96 .......        45.76        (.70)(b)             7.08            6.38
   Class C
   12/1/00 to 5/31/01+ .......    $   89.55     $  (.63)(b)         $  (9.81)       $ (10.44)
   Year ended 11/30/00 .......       105.69       (2.19)(b)            (9.91)         (12.10)
   Year ended 11/30/99 .......        65.74       (1.57)(b)            46.69           45.12
   Year ended 11/30/98 .......        52.57       (1.08)(b)            14.83           13.75
   Year ended 11/30/97 .......        49.76        (.88)(b)             4.11            3.23
   Year ended 11/30/96 .......        45.77        (.70)(b)             7.07            6.37

                                                Less Dividends and Distributions                Less Distributions
                                  -----------------------------------------------------------   ------------------

                                  Dividends    Distributions                                          Total          Net Asset
                                   from Net     in Excess of    Distributions   Distributions       Dividends          Value,
                                  Investment   Net Investment       from         in Excess of         and              End of
      Fiscal Year or Period         Income         Income       Capital Gains   Capital Gains     Distributions        Period
      ---------------------         ------         ------       -------------   -------------     -------------        ------
Alliance Premier
Growth Fund
   Class A
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (2.65)       $   0.00          $  (2.65)        $   24.25
   Year ended 11/30/00 .......         0.00           0.00           (2.36)           0.00             (2.36)            29.51
   Year ended 11/30/99 .......         0.00           0.00            (.61)           0.00              (.61)            35.82
   Year ended 11/30/98 .......         0.00           0.00           (1.46)           0.00             (1.46)            27.50
   Year ended 11/30/97 .......         0.00           0.00           (1.08)           0.00             (1.08)            22.00
   Year ended 11/30/96 .......         0.00           0.00           (1.27)           0.00             (1.27)            17.98
   Class B
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (2.65)       $   0.00          $  (2.65)        $   22.58
   Year ended 11/30/00 .......         0.00           0.00           (2.36)           0.00             (2.36)            27.76
   Year ended 11/30/99 .......         0.00           0.00            (.61)           0.00              (.61)            34.05
   Year ended 11/30/98 .......         0.00           0.00           (1.46)           0.00             (1.46)            26.33
   Year ended 11/30/97 .......         0.00           0.00           (1.08)           0.00             (1.08)            21.26
   Year ended 11/30/96 .......         0.00           0.00           (1.27)           0.00             (1.27)            17.52
   Class C
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (2.65)       $   0.00          $  (2.65)        $   22.61
   Year ended 11/30/00 .......         0.00           0.00           (2.36)           0.00             (2.36)            27.80
   Year ended 11/30/99 .......         0.00           0.00            (.61)           0.00              (.61)            34.09
   Year ended 11/30/98 .......         0.00           0.00           (1.46)           0.00             (1.46)            26.36
   Year ended 11/30/97 .......         0.00           0.00           (1.08)           0.00             (1.08)            21.29
   Year ended 11/30/96 .......         0.00           0.00           (1.27)           0.00             (1.27)            17.54

Alliance Health Care Fund
   Class A
   Year ended 6/30/01 ........     $   0.00       $   0.00        $   (.08)       $   (.01)         $   (.09)        $   11.20
   8/27/99++ to 6/30/00 ......         0.00           0.00            0.00            0.00              0.00             12.40
   Class B
   Year ended 6/30/01 ........     $   0.00       $   0.00        $   (.08)       $   (.01)         $   (.09)        $   11.05
   8/27/99++ to 6/30/00 ......         0.00           0.00            0.00            0.00              0.00             12.33
   Class C
   Year ended 6/30/01 ........     $   0.00       $   0.00        $   (.08)       $   (.01)         $   (.09)        $   11.05
   8/27/99++ to 6/30/00 ......         0.00           0.00            0.00            0.00              0.00             12.33

Alliance Growth Fund
   Class A
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (5.70)       $   0.00          $  (5.70)        $   34.95
   Year ended 10/31/00 .......         0.00           0.00           (7.44)           0.00             (7.44)            52.42
   Year ended 10/31/99 .......         0.00           0.00           (3.71)           0.00             (3.71)            56.32
   Year ended 10/31/98 .......         0.00           0.00           (2.91)           0.00             (2.91)            47.17
   Year ended 10/31/97 .......         0.00           0.00           (1.03)           0.00             (1.03)            43.95
   Year ended 10/31/96 .......         (.19)          0.00            (.63)           0.00              (.82)            34.91
   Class B
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (5.70)       $   0.00          $  (5.70)        $   25.03
   Year ended 10/31/00 .......         0.00           0.00           (7.44)           0.00             (7.44)            39.49
   Year ended 10/31/99 .......         0.00           0.00           (3.71)           0.00             (3.71)            44.40
   Year ended 10/31/98 .......         0.00           0.00           (2.91)           0.00             (2.91)            38.15
   Year ended 10/31/97 .......         0.00           0.00           (1.03)           0.00             (1.03)            36.31
   Year ended 10/31/96 .......         0.00           0.00            (.63)           0.00              (.63)            29.21
   Class C
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (5.70)       $   0.00          $  (5.70)        $   25.06
   Year ended 10/31/00 .......         0.00           0.00           (7.44)           0.00             (7.44)            39.52
   Year ended 10/31/99 .......         0.00           0.00           (3.71)           0.00             (3.71)            44.42
   Year ended 10/31/98 .......         0.00           0.00           (2.91)           0.00             (2.91)            38.17
   Year ended 10/31/97 .......         0.00           0.00           (1.03)           0.00             (1.03)            36.33
   Year ended 10/31/96 .......         0.00           0.00            (.63)           0.00              (.63)            29.22

Alliance Technology Fund
   Class A
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (6.28)       $   0.00          $  (6.28)        $   78.15
   Year ended 11/30/00 .......         0.00           0.00           (4.04)           0.00             (4.04)            95.32
   Year ended 11/30/99 .......         0.00           0.00           (5.17)           0.00             (5.17)           111.46
   Year ended 11/30/98 .......         0.00           0.00            (.58)           0.00              (.58)            68.60
   Year ended 11/30/97 .......         0.00           0.00            (.42)           0.00              (.42)            54.44
   Year ended 11/30/96 .......         0.00           0.00           (2.38)           0.00             (2.38)            51.15
   Class B
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (6.28)       $   0.00          $  (6.28)        $   72.86
   Year ended 11/30/00 .......         0.00           0.00           (4.04)           0.00             (4.04)            89.59
   Year ended 11/30/99 .......         0.00           0.00           (5.17)           0.00             (5.17)           105.73
   Year ended 11/30/98 .......         0.00           0.00            (.58)           0.00              (.58)            65.75
   Year ended 11/30/97 .......         0.00           0.00            (.42)           0.00              (.42)            52.58
   Year ended 11/30/96 .......         0.00           0.00           (2.38)           0.00             (2.38)            49.76
   Class C
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (6.28)       $   0.00          $  (6.28)        $   72.83
   Year ended 11/30/00 .......         0.00           0.00           (4.04)           0.00             (4.04)            89.55
   Year ended 11/30/99 .......         0.00           0.00           (5.17)           0.00             (5.17)           105.69
   Year ended 11/30/98 .......         0.00           0.00            (.58)           0.00              (.58)            65.74
   Year ended 11/30/97 .......         0.00           0.00            (.42)           0.00              (.42)            52.57
   Year ended 11/30/96 .......         0.00           0.00           (2.38)           0.00             (2.38)            49.76

                                                                    Ratios/Supplemental Data
                                               ------------------------------------------------------------------

                                                                  Ratio of           Ratio of Net
                                                 Net Assets,      Expenses          Income (Loss)
                                   Total        End of Period    to Average          to Average       Portfolio
      Fiscal Year or Period       Return (a)   (000's omitted)   Net Assets          Net Assets     Turnover Rate
      ---------------------       ----------   ---------------   ----------          ----------     -------------
Alliance Premier
Growth Fund
   Class A
   12/1/00 to 5/31/01+ .......     (10.02)%      $4,391,865         1.48%*              (.73)%*          80%
   Year ended 11/30/00 .......     (11.91)        4,816,701         1.44                (.71)           125
   Year ended 11/30/99 .......      33.13         4,285,490         1.50                (.85)            75
   Year ended 11/30/98 .......      33.94         1,418,262         1.59(f)             (.59)            82
   Year ended 11/30/97 .......      30.46           373,099         1.57                (.52)            76
   Year ended 11/30/96 .......      21.52           172,870         1.65                (.27)            95
   Class B
   12/1/00 to 5/31/01+ .......     (10.40)%      $7,581,937         2.20%*             (1.51)%*          80%
   Year ended 11/30/00 .......     (12.51)        8,797,132         2.13               (1.40)           125
   Year ended 11/30/99 .......      32.30         8,161,471         2.18               (1.53)            75
   Year ended 11/30/98 .......      33.04         2,799,288         2.28(f)            (1.27)            82
   Year ended 11/30/97 .......      29.62           858,449         2.25               (1.20)            76
   Year ended 11/30/96 .......      20.70           404,137         2.32                (.94)            95
   Class C
   12/1/00 to 5/31/01+ .......     (10.42)%      $2,879,525         2.21%*             (1.53)%*          80%
   Year ended 11/30/00 .......     (12.49)        3,361,307         2.13               (1.40)           125
   Year ended 11/30/99 .......      32.31         2,965,440         2.18               (1.53)            75
   Year ended 11/30/98 .......      32.99           862,193         2.28(f)            (1.30)            82
   Year ended 11/30/97 .......      29.64           177,923         2.24               (1.22)            76
   Year ended 11/30/96 .......      20.76            60,194         2.32                (.94)            95

Alliance Health Care Fund
   Class A
   Year ended 6/30/01 ........      (9.10)%      $   76,827         1.73%               (.90)%            8%
   8/27/99++ to 6/30/00 ......      24.00            55,412         1.92*(d)            (.67)*(c)        26
   Class B
   Year ended 6/30/01 ........      (9.81)%      $  203,620         2.46%              (1.63)%            8%
   8/27/99++ to 6/30/00 ......      23.30           144,659         2.64*(d)           (1.40)*(c)        26
   Class C
   Year ended 6/30/01 ........      (9.81)%      $   57,405         2.44%              (1.60)%            8%
   8/27/99++ to 6/30/00 ......      23.30            44,582         2.63*(d)           (1.38)*(c)        26

Alliance Growth Fund
   Class A
   11/1/00 to 4/30/01+ .......     (24.10)%      $1,193,983         1.24%*              (.40)%*          85%
   Year ended 10/31/00 .......       5.96         1,656,689         1.14                (.30)            58
   Year ended 10/31/99 .......      28.69         1,441,962         1.18                (.28)            62
   Year ended 10/31/98 .......      14.56         1,008,093         1.22(f)             (.11)            61
   Year ended 10/31/97 .......      29.54           783,110         1.26(f)             (.25)            48
   Year ended 10/31/96 .......      21.65           499,459         1.30                 .15             46
   Class B
   11/1/00 to 4/30/01+ .......     (24.41)%      $3,350,253         1.97%*             (1.11)%*          85%
   Year ended 10/31/00 .......       5.18         5,042,755         1.86               (1.02)            58
   Year ended 10/31/99 .......      27.79         5,265,153         1.90               (1.00)            62
   Year ended 10/31/98 .......      13.78         4,230,756         1.94(f)             (.83)            61
   Year ended 10/31/97 .......      28.64         3,578,806         1.96(f)             (.94)            48
   Year ended 10/31/96 .......      20.82         2,498,097         1.99                (.54)            46
   Class C
   11/1/00 to 4/30/01+ .......     (24.39)%      $  637,048         1.95%*             (1.09)%*          85%
   Year ended 10/31/00 .......       5.20           959,043         1.85               (1.02)            58
   Year ended 10/31/99 .......      27.78           923,483         1.90               (1.00)            62
   Year ended 10/31/98 .......      13.76           718,688         1.93(f)             (.83)            61
   Year ended 10/31/97 .......      28.66           599,449         1.97(f)             (.95)            48
   Year ended 10/31/96 .......      20.81           403,478         2.00                (.55)            46

Alliance Technology Fund
   Class A
   12/1/00 to 5/31/01+ .......     (12.46)%      $2,289,233         1.49%*              (.84)%*          26%
   Year ended 11/30/00 .......     (11.48)        2,650,904         1.50                (.98)            46
   Year ended 11/30/99 .......      74.67         2,167,060         1.68(f)            (1.11)            54
   Year ended 11/30/98 .......      27.36           824,636         1.66(f)            (1.13)            67
   Year ended 11/30/97 .......       7.32           624,716         1.67(f)             (.97)            51
   Year ended 11/30/96 .......      16.05           594,861         1.74                (.87)            30
   Class B
   12/1/00 to 5/31/01+ .......     (12.79)%      $3,937,695         2.22%*             (1.57)%*          26%
   Year ended 11/30/00 .......     (12.12)        4,701,567         2.20               (1.68)            46
   Year ended 11/30/99 .......      73.44         3,922,584         2.39(f)            (1.83)            54
   Year ended 11/30/98 .......      26.44         1,490,578         2.39(f)            (1.86)            67
   Year ended 11/30/97 .......       6.57         1,053,436         2.38(f)            (1.70)            51
   Year ended 11/30/96 .......      15.20           660,921         2.44               (1.61)            30
   Class C
   12/1/00 to 5/31/01+ .......     (12.78)%      $1,048,934         2.22%*             (1.57)%*          26%
   Year ended 11/30/00 .......     (12.13)        1,252,765         2.21               (1.69)            46
   Year ended 11/30/99 .......      73.40           907,707         2.41(f)            (1.85)            54
   Year ended 11/30/98 .......      26.44           271,320         2.40(f)            (1.87)            67
   Year ended 11/30/97 .......       6.55           184,194         2.38(f)            (1.70)            51
   Year ended 11/30/96 .......      15.17           108,488         2.44               (1.60)            30

----------
Please refer to the footnotes on page 62 and 63.


                                     54 & 55

                                                     Income from Investment Operations
                                              -----------------------------------------------
                                                                   Net Gains
                                  Net Asset                       or Losses on
                                   Value,                          Securities      Total from
                                  Beginning   Net Investment     (both realized    Investment
      Fiscal Year or Period       of Period   Income (Loss)      and unrealized)   Operations
      ---------------------       ---------   -------------      ---------------   ----------
Alliance Quasar Fund
   Class A
   10/1/00 to 3/31/01+ .......    $   30.76     $  (.17)(b)         $  (9.02)       $  (9.19)
   Year ended 9/30/00 ........        23.84        (.38)(b)             7.30            6.92
   Year ended 9/30/99 ........        22.27        (.22)(b)             2.80            2.58
   Year ended 9/30/98 ........        30.37        (.17)(b)            (6.70)          (6.87)
   Year ended 9/30/97 ........        27.92        (.24)(b)             6.80            6.56
   Year ended 9/30/96 ........        24.16        (.25)                8.82            8.57
   Class B
   10/1/00 to 3/31/01+ .......    $   27.30     $  (.23)(b)         $  (7.92)       $   8.15
   Year ended 9/30/00 ........        21.32        (.52)(b)             6.50            5.98
   Year ended 9/30/99 ........        20.17        (.37)(b)             2.53            2.16
   Year ended 9/30/98 ........        27.83        (.36)(b)            (6.07)          (6.43)
   Year ended 9/30/97 ........        26.13        (.42)(b)             6.23            5.81
   Year ended 9/30/96 ........        23.03        (.20)                8.11            7.91
   Class C
   10/1/00 to 3/31/01+ .......    $   27.32     $  (.23)(b)         $  (7.92)       $   8.15
   Year ended 9/30/00 ........        21.34        (.52)(b)             6.50            5.98
   Year ended 9/30/99 ........        20.18        (.36)(b)             2.53            2.17
   Year ended 9/30/98 ........        27.85        (.35)(b)            (6.09)          (6.44)
   Year ended 9/30/97 ........        26.14        (.42)(b)             6.24            5.82
   Year ended 9/30/96 ........        23.05        (.20)                8.10            7.90

The Alliance Fund
   Class A
   12/1/00 to 5/31/01+ .......    $    5.83     $  (.01)(b)         $   (.19)       $   (.20)
   Year ended 11/30/00 .......         7.55        (.04)(b)            (1.04)          (1.08)
   Year ended 11/30/99 .......         5.97        (.03)(b)             2.00            1.97
   Year ended 11/30/98 .......         8.70        (.02)(b)             (.54)           (.56)
   Year ended 11/30/97 .......         7.71        (.02)(b)             2.09            2.07
   Year ended 11/30/96 .......         7.72         .02                 1.06            1.08
   Class B
   12/1/00 to 5/31/01+ .......    $    5.21     $  (.03)(b)         $   (.16)       $   (.19)
   Year ended 11/30/00 .......         6.87        (.09)(b)             (.93)          (1.02)
   Year ended 11/30/99 .......         5.51        (.07)(b)             1.82            1.75
   Year ended 11/30/98 .......         8.25        (.07)(b)             (.50)           (.57)
   Year ended 11/30/97 .......         7.40        (.08)(b)             1.99            1.91
   Year ended 11/30/96 .......         7.49        (.01)                 .99             .98
   Class C
   12/1/00 to 5/31/01+ .......    $    5.20     $  (.03)(b)         $   (.17)       $   (.20)
   Year ended 11/30/00 .......         6.86        (.09)(b)             (.93)          (1.02)
   Year ended 11/30/99 .......         5.50        (.08)(b)             1.83            1.75
   Year ended 11/30/98 .......         8.26        (.07)(b)             (.52)           (.59)
   Year ended 11/30/97 .......         7.41        (.08)(b)             1.99            1.91
   Year ended 11/30/96 .......         7.50        (.02)                1.00             .98

Alliance Growth and
Income Fund
   Class A
   11/1/00 to 4/30/01+ .......    $    4.07     $   .01(b)          $    .12        $    .13
   Year ended 10/31/00 .......         3.70         .04(b)               .54             .58
   Year ended 10/31/99 .......         3.44         .03(b)               .62             .65
   Year ended 10/31/98 .......         3.48         .03(b)               .43             .46
   Year ended 10/31/97 .......         3.00         .04(b)               .87             .91
   Year ended 10/31/96 .......         2.71         .05                  .50             .55
   Class B
   11/1/00 to 4/30/01+ .......    $    4.02     $   .00(b)          $    .11        $    .11
   Year ended 10/31/00 .......         3.66         .01(b)               .54             .55
   Year ended 10/31/99 .......         3.41         .00(b)               .62             .62
   Year ended 10/31/98 .......         3.45         .01(b)               .43             .44
   Year ended 10/31/97 .......         2.99         .02(b)               .85             .87
   Year ended 10/31/96 .......         2.69         .03                  .51             .54
   Class C
   11/1/00 to 4/30/01+ .......    $    4.02     $   .00(b)          $    .12        $    .12
   Year ended 10/31/00 .......         3.66         .01(b)               .54             .55
   Year ended 10/31/99 .......         3.41         .00(b)               .62             .62
   Year ended 10/31/98 .......         3.45         .01(b)               .43             .44
   Year ended 10/31/97 .......         2.99         .02(b)               .85             .87
   Year ended 10/31/96 .......         2.70         .03                  .50             .53

                                              Less Dividends and Distributions                 Less Distributions
                                 -----------------------------------------------------------   ------------------

                                 Dividends    Distributions                                          Total          Net Asset
                                  from Net     in Excess of    Distributions   Distributions       Dividends          Value,
                                 Investment   Net Investment       from         in Excess of         and              End of
      Fiscal Year or Period        Income         Income       Capital Gains   Capital Gains     Distributions        Period
      ---------------------        ------         ------       -------------   -------------     -------------        ------
Alliance Quasar Fund
   Class A
   10/1/00 to 3/31/01+ .......    $   0.00       $   0.00        $  (2.70)       $   0.00          $  (2.70)        $   18.87
   Year ended 9/30/00 ........        0.00           0.00            0.00            0.00              0.00             30.76
   Year ended 9/30/99 ........        0.00           0.00           (1.01)           0.00             (1.01)            23.84
   Year ended 9/30/98 ........        0.00           0.00           (1.23)           0.00             (1.23)            22.27
   Year ended 9/30/97 ........        0.00           0.00           (4.11)           0.00             (4.11)            30.37
   Year ended 9/30/96 ........        0.00           0.00           (4.81)           0.00             (4.81)            27.92
   Class B
   10/1/00 to 3/31/01+ .......    $   0.00       $   0.00        $  (2.70)       $   0.00          $  (2.70)        $   16.45
   Year ended 9/30/00 ........        0.00           0.00            0.00            0.00              0.00             27.30
   Year ended 9/30/99 ........        0.00           0.00           (1.01)           0.00             (1.01)            21.32
   Year ended 9/30/98 ........        0.00           0.00           (1.23)           0.00             (1.23)            20.17
   Year ended 9/30/97 ........        0.00           0.00           (4.11)           0.00             (4.11)            27.83
   Year ended 9/30/96 ........        0.00           0.00           (4.81)           0.00             (4.81)            26.13
   Class C
   10/1/00 to 3/31/01+ .......    $   0.00       $   0.00        $  (2.70)       $   0.00          $  (2.70)        $   16.47
   Year ended 9/30/00 ........        0.00           0.00            0.00            0.00              0.00             27.32
   Year ended 9/30/99 ........        0.00           0.00           (1.01)           0.00             (1.01)            21.34
   Year ended 9/30/98 ........        0.00           0.00           (1.23)           0.00             (1.23)            20.18
   Year ended 9/30/97 ........        0.00           0.00           (4.11)           0.00             (4.11)            27.85
   Year ended 9/30/96 ........        0.00           0.00           (4.81)           0.00             (4.81)            26.14

The Alliance Fund
   Class A
   12/1/00 to 5/31/01+ .......    $   0.00       $   0.00        $   (.29)       $   0.00          $   (.29)        $    5.34
   Year ended 11/30/00 .......        0.00           0.00            (.64)           0.00              (.64)             5.83
   Year ended 11/30/99 .......        0.00           0.00            (.39)           0.00              (.39)             7.55
   Year ended 11/30/98 .......        0.00           0.00           (2.17)           0.00             (2.17)             5.97
   Year ended 11/30/97 .......        (.02)          0.00           (1.06)           0.00             (1.08)             8.70
   Year ended 11/30/96 .......        (.02)          0.00           (1.07)           0.00             (1.09)             7.71
   Class B
   12/1/00 to 5/31/01+ .......    $   0.00       $   0.00        $   (.29)       $   0.00          $   (.29)        $    4.73
   Year ended 11/30/00 .......        0.00           0.00            (.64)           0.00              (.64)             5.21
   Year ended 11/30/99 .......        0.00           0.00            (.39)           0.00              (.39)             6.87
   Year ended 11/30/98 .......        0.00           0.00           (2.17)           0.00             (2.17)             5.51
   Year ended 11/30/97 .......        0.00           0.00           (1.06)           0.00             (1.06)             8.25
   Year ended 11/30/96 .......        0.00           0.00           (1.07)           0.00             (1.07)             7.40
   Class C
   12/1/00 to 5/31/01+ .......    $   0.00       $   0.00        $   (.29)       $   0.00          $   (.29)        $    4.71
   Year ended 11/30/00 .......        0.00           0.00            (.64)           0.00              (.64)             5.20
   Year ended 11/30/99 .......        0.00           0.00            (.39)           0.00              (.39)             6.86
   Year ended 11/30/98 .......        0.00           0.00           (2.17)           0.00             (2.17)             5.50
   Year ended 11/30/97 .......        0.00           0.00           (1.06)           0.00             (1.06)             8.26
   Year ended 11/30/96 .......        0.00           0.00           (1.07)           0.00             (1.07)             7.41

Alliance Growth and
Income Fund
   Class A
   11/1/00 to 4/30/01+ .......    $   (.02)      $   0.00        $   (.24)       $   0.00          $   (.26)        $    3.94
   Year ended 10/31/00 .......        (.04)          0.00            (.17)           0.00              (.21)             4.07
   Year ended 10/31/99 .......        (.03)          (.01)           (.35)           0.00              (.39)             3.70
   Year ended 10/31/98 .......        (.04)          0.00            (.46)           0.00              (.50)             3.44
   Year ended 10/31/97 .......        (.05)          0.00            (.38)           0.00              (.43)             3.48
   Year ended 10/31/96 .......        (.05)          0.00            (.21)           0.00              (.26)             3.00
   Class B
   11/1/00 to 4/30/01+ .......    $   (.01)      $   0.00        $   (.24)       $   0.00          $   (.25)        $    3.88
   Year ended 10/31/00 .......        (.02)          0.00            (.17)           0.00              (.19)             4.02
   Year ended 10/31/99 .......        0.00           (.02)           (.35)           0.00              (.37)             3.66
   Year ended 10/31/98 .......        (.02)          0.00            (.46)           0.00              (.48)             3.41
   Year ended 10/31/97 .......        (.03)          0.00            (.38)           0.00              (.41)             3.45
   Year ended 10/31/96 .......        (.03)          0.00            (.21)           0.00              (.24)             2.99
   Class C
   11/1/00 to 4/30/01+ .......    $   (.01)      $   0.00        $   (.24)       $   0.00          $   (.25)        $    3.89
   Year ended 10/31/00 .......        (.02)          0.00            (.17)           0.00              (.19)             4.02
   Year ended 10/31/99 .......        0.00           (.02)           (.35)           0.00              (.37)             3.66
   Year ended 10/31/98 .......        (.02)          0.00            (.46)           0.00              (.48)             3.41
   Year ended 10/31/97 .......        (.03)          0.00            (.38)           0.00              (.41)             3.45
   Year ended 10/31/96 .......        (.03)          0.00            (.21)           0.00              (.24)             2.99

                                                                 Ratios/Supplemental Data
                                               ------------------------------------------------------------------

                                                                  Ratio of           Ratio of Net
                                                 Net Assets,      Expenses          Income (Loss)
                                   Total        End of Period    to Average          to Average       Portfolio
      Fiscal Year or Period       Return (a)   (000's omitted)   Net Assets          Net Assets     Turnover Rate
      ---------------------       ----------   ---------------   ----------          ----------     -------------
Alliance Quasar Fund
   Class A
   10/1/00 to 3/31/01+ .......     (31.98)%      $  285,807         1.70%*             (1.49)%*          63%
   Year ended 9/30/00 ........      29.03           458,008         1.68(f)            (1.39)           160
   Year ended 9/30/99 ........      11.89           517,289         1.69(f)             (.90)            91
   Year ended 9/30/98 ........     (23.45)          495,070         1.61(f)             (.59)           109
   Year ended 9/30/97 ........      27.81           402,081         1.67                (.91)           135
   Year ended 9/30/96 ........      42.42           229,798         1.79               (1.11)           168
   Class B
   10/1/00 to 3/31/01+ .......     (32.25)%      $  333,079         2.48%*             (2.27)%*          63%
   Year ended 9/30/00 ........      28.05           546,302         2.44(f)            (2.16)           160
   Year ended 9/30/99 ........      11.01           587,919         2.46(f)            (1.68)            91
   Year ended 9/30/98 ........     (24.03)          625,147         2.39(f)            (1.36)           109
   Year ended 9/30/97 ........      26.70           503,037         2.51               (1.73)           135
   Year ended 9/30/96 ........      41.48           112,490         2.62               (1.96)           168
   Class C
   10/1/00 to 3/31/01+ .......     (32.22)%      $   80,763         2.47%*             (2.26)%*          63%
   Year ended 9/30/00 ........      28.02           137,242         2.43(f)            (2.12)           160
   Year ended 9/30/99 ........      11.05           168,120         2.45(f)            (1.66)            91
   Year ended 9/30/98 ........     (24.05)          182,110         2.38(f)            (1.35)           109
   Year ended 9/30/97 ........      26.74           145,494         2.50               (1.72)           135
   Year ended 9/30/96 ........      41.46            28,541         2.61               (1.94)           168

The Alliance Fund
   Class A
   12/1/00 to 5/31/01+ .......      (3.72)%      $  781,027         1.19%*              (.53)%*         122%
   Year ended 11/30/00 .......     (15.73)          856,956         1.04                (.55)            86
   Year ended 11/30/99 .......      35.37         1,128,166         1.06                (.41)            97
   Year ended 11/30/98 .......      (8.48)          953,181         1.03                (.36)           106
   Year ended 11/30/97 .......      31.82         1,201,435         1.03                (.29)           158
   Year ended 11/30/96 .......      16.49           999,067         1.04                 .30             80
   Class B
   12/1/00 to 5/31/01+ .......      (3.99)%      $   75,398         2.04%*             (1.38)%*         122%
   Year ended 11/30/00 .......     (16.48)           81,569         1.87               (1.39)            86
   Year ended 11/30/99 .......      34.24           101,858         1.89               (1.23)            97
   Year ended 11/30/98 .......      (9.27)           85,456         1.84               (1.17)           106
   Year ended 11/30/97 .......      30.74            70,461         1.85               (1.12)           158
   Year ended 11/30/96 .......      15.47            44,450         1.87                (.53)            80
   Class C
   12/1/00 to 5/31/01+ .......      (4.20)%      $   18,477         2.00%*             (1.35)%*         122%
   Year ended 11/30/00 .......     (16.51)           20,068         1.86               (1.34)            86
   Year ended 11/30/99 .......      34.31            28,025         1.86               (1.22)            97
   Year ended 11/30/98 .......      (9.58)           21,231         1.84               (1.18)           106
   Year ended 11/30/97 .......      30.72            18,871         1.83               (1.10)           158
   Year ended 11/30/96 .......      15.48            13,899         1.86                (.51)            80

Alliance Growth and
Income Fund
   Class A
   11/1/00 to 4/30/01+ .......       3.67%       $2,791,684         1.03%*               .74%*           29%
   Year ended 10/31/00 .......      16.76         2,128,381          .91                 .96             53
   Year ended 10/31/99 .......      20.48         1,503,874          .93                 .87             48
   Year ended 10/31/98 .......      14.70           988,965          .93(f)              .96             89
   Year ended 10/31/97 .......      33.28           787,566          .92(f)             1.39             88
   Year ended 10/31/96 .......      21.51           553,151          .97                1.73             88
   Class B
   11/1/00 to 4/30/01+ .......       3.13%       $3,296,646         1.79%*              (.01)%*          29%
   Year ended 10/31/00 .......      15.93         2,567,250         1.67                 .20             53
   Year ended 10/31/99 .......      19.56         1,842,045         1.70                 .09             48
   Year ended 10/31/98 .......      14.07           787,730         1.72(f)              .17             89
   Year ended 10/31/97 .......      31.83           456,399         1.72(f)              .56             88
   Year ended 10/31/96 .......      21.20           235,263         1.78                 .91             88
   Class C
   11/1/00 to 4/30/01+ .......       3.38%       $1,152,069         1.78%*              (.01)%*          29%
   Year ended 10/31/00 .......      15.91           825,572         1.66                 .21             53
   Year ended 10/31/99 .......      19.56           518,185         1.69                 .11             48
   Year ended 10/31/98 .......      14.07           179,487         1.72(f)              .18             89
   Year ended 10/31/97 .......      31.83           106,526         1.71(f)              .58             88
   Year ended 10/31/96 .......      20.72            61,356         1.76                 .93             88

----------
Please refer to the footnotes on page 62 and 63.


                                     56 & 57

                                                     Income from Investment Operations
                                              -----------------------------------------------
                                                                   Net Gains
                                  Net Asset                       or Losses on
                                   Value,                          Securities      Total from
                                  Beginning   Net Investment     (both realized    Investment
      Fiscal Year or Period       of Period   Income (Loss)      and unrealized)   Operations
      ---------------------       ---------   -------------      ---------------   ----------
Alliance Balanced Shares
   Class A
   Year ended 7/31/01 ........    $   15.53     $   .39(b)          $   1.16        $   1.55
   Year ended 7/31/00 ........        15.63         .40(b)               .49             .89
   Year ended 7/31/99 ........        15.97         .36(b)              1.29            1.65
   Year ended 7/31/98 ........        16.17         .33(b)              1.86            2.19
   Year ended 7/31/97 ........        14.01         .31(b)              3.97            4.28
   Class B
   Year ended 7/31/01 ........    $   14.96     $   .26(b)          $   1.12        $   1.38
   Year ended 7/31/00 ........        15.11         .27(b)               .48             .75
   Year ended 7/31/99 ........        15.54         .23(b)              1.25            1.48
   Year ended 7/31/98 ........        15.83         .21(b)              1.81            2.02
   Year ended 7/31/97 ........        13.79         .19(b)              3.89            4.08
   Class C
   Year ended 7/31/01 ........    $   15.01     $   .26(b)          $   1.12        $   1.38
   Year ended 7/31/00 ........        15.15         .28(b)               .48             .76
   Year ended 7/31/99 ........        15.57         .24(b)              1.25            1.49
   Year ended 7/31/98 ........        15.86         .21(b)              1.81            2.02
   Year ended 7/31/97 ........        13.81         .20(b)              3.89            4.09

Alliance New Europe Fund
   Class A
   Year ended 7/31/01 ........    $   21.11     $  (.04)(b)         $  (4.82)       $  (4.86)
   Year ended 7/31/00 ........        18.57        (.10)(b)             3.55            3.45
   Year ended 7/31/99 ........        21.85         .07(b)              (.79)           (.72)
   Year ended 7/31/98 ........        18.61         .05(b)              5.28            5.33
   Year ended 7/31/97 ........        15.84         .07(b)              4.20            4.27
   Class B
   Year ended 7/31/01 ........    $   19.56     $  (.16)(b)         $  (4.44)       $  (4.60)
   Year ended 7/31/00 ........        17.39        (.23)(b)             3.31            3.08
   Year ended 7/31/99 ........        20.76        (.06)(b)             (.75)           (.81)
   Year ended 7/31/98 ........        17.87        (.08)(b)             5.02            4.94
   Year ended 7/31/97 ........        15.31        (.04)(b)             4.02            3.98
   Class C
   Year ended 7/31/01 ........    $   19.58     $  (.15)(b)         $  (4.45)       $  (4.60)
   Year ended 7/31/00 ........        17.41        (.23)(b)             3.31            3.08
   Year ended 7/31/99 ........        20.77        (.05)(b)             (.75)           (.80)
   Year ended 7/31/98 ........        17.89        (.08)(b)             5.01            4.93
   Year ended 7/31/97 ........        15.33        (.04)(b)             4.02            3.98

Alliance Worldwide
Privatization Fund
   Class A
   Year ended 6/30/01 ........    $   13.57     $   .02(b)          $  (3.45)       $  (3.43)
   Year ended 6/30/00 ........        11.84        (.04)(b)             2.83            2.79
   Year ended 6/30/99 ........        12.67         .00(b)               .93             .93
   Year ended 6/30/98 ........        13.26         .10(b)               .85             .95
   Year ended 6/30/97 ........        12.13         .15(b)              2.55            2.70
   Class B
   Year ended 6/30/01 ........    $   13.06     $  (.07)(b)         $  (3.29)       $  (3.36)
   Year ended 6/30/00 ........        11.50        (.13)(b)             2.75            2.62
   Year ended 6/30/99 ........        12.37        (.08)(b)              .89             .81
   Year ended 6/30/98 ........        13.04         .02(b)               .82             .84
   Year ended 6/30/97 ........        11.96         .08(b)              2.50            2.58
   Class C
   Year ended 6/30/01 ........    $   13.05     $  (.06)(b)         $  (3.29)       $  (3.35)
   Year ended 6/30/00 ........        11.50        (.12)(b)             2.73            2.61
   Year ended 6/30/99 ........        12.37        (.08)(b)              .89             .81
   Year ended 6/30/98 ........        13.04         .05(b)               .79             .84
   Year ended 6/30/97 ........        11.96         .12(b)              2.46            2.58

Alliance International
Premier Growth
   Class A
   12/1/00 to 5/31/01+ .......    $   10.50     $  (.05)(b)         $  (1.15)       $  (1.20)
   Year ended 11/30/00 .......        13.22        (.14)(b)            (2.14)          (2.28)
   Year ended 11/30/99 .......         9.63        (.15)(b)(c)          3.74            3.59
   3/3/98++ to 11/30/98 ......        10.00        (.08)(b)(c)          (.29)           (.37)
   Class B
   12/1/00 to 5/31/01+ .......    $   10.29     $  (.08)(b)         $  (1.13)       $  (1.21)
   Year ended 11/30/00 .......        13.05        (.23)(b)            (2.09)          (2.32)
   Year ended 11/30/99 .......         9.58        (.22)(b)(c)          3.69            3.47
   3/3/98++ to 11/30/98 ......        10.00        (.13)(b)(c)          (.29)           (.42)
   Class C
   12/1/00 to 5/31/01+ .......    $   10.29     $  (.08)(b)         $  (1.13)       $  (1.21)
   Year ended 11/30/00 .......        13.05        (.23)(b)            (2.09)          (2.32)
   Year ended 11/30/99 .......         9.57        (.22)(b)(c)          3.70            3.48
   3/3/98++ to 11/30/98 ......        10.00        (.15)(b)(c)          (.28)           (.43)

                                               Less Dividends and Distributions                 Less Distributions
                                  -----------------------------------------------------------   ------------------

                                  Dividends    Distributions                                          Total          Net Asset
                                   from Net     in Excess of    Distributions   Distributions       Dividends          Value,
                                  Investment   Net Investment       from         in Excess of         and              End of
      Fiscal Year or Period         Income         Income       Capital Gains   Capital Gains     Distributions        Period
      ---------------------         ------         ------       -------------   -------------     -------------        ------
Alliance Balanced Shares
   Class A
   Year ended 7/31/01 ........     $   (.38)      $   0.00        $   (.74)       $   0.00          $  (1.12)        $   15.96
   Year ended 7/31/00 ........         (.35)          0.00            (.64)           0.00              (.99)            15.53
   Year ended 7/31/99 ........         (.34)          0.00           (1.65)           0.00             (1.99)            15.63
   Year ended 7/31/98 ........         (.32)          0.00           (2.07)           0.00             (2.39)            15.97
   Year ended 7/31/97 ........         (.32)          0.00           (1.80)           0.00             (2.12)            16.17
   Class B
   Year ended 7/31/01 ........     $   (.29)      $   0.00        $   (.74)       $   0.00          $  (1.03)        $   15.31
   Year ended 7/31/00 ........         (.26)          0.00            (.64)           0.00              (.90)            14.96
   Year ended 7/31/99 ........         (.26)          0.00           (1.65)           0.00             (1.91)            15.11
   Year ended 7/31/98 ........         (.24)          0.00           (2.07)           0.00             (2.31)            15.54
   Year ended 7/31/97 ........         (.24)          0.00           (1.80)           0.00             (2.04)            15.83
   Class C
   Year ended 7/31/01 ........     $   (.29)      $   0.00        $   (.74)       $   0.00          $  (1.03)        $   15.36
   Year ended 7/31/00 ........         (.26)          0.00            (.64)           0.00              (.90)            15.01
   Year ended 7/31/99 ........         (.26)          0.00           (1.65)           0.00             (1.91)            15.15
   Year ended 7/31/98 ........         (.24)          0.00           (2.07)           0.00             (2.31)            15.57
   Year ended 7/31/97 ........         (.24)          0.00           (1.80)           0.00             (2.04)            15.86

Alliance New Europe Fund
   Class A
   Year ended 7/31/01 ........     $   0.00       $   0.00        $  (1.50)       $   (.13)         $  (1.63)        $   14.62
   Year ended 7/31/00 ........         0.00           0.00            (.91)           0.00              (.91)            21.11
   Year ended 7/31/99 ........         0.00           0.00           (2.56)           0.00             (2.56)            18.57
   Year ended 7/31/98 ........         0.00           (.04)          (2.05)           0.00             (2.09)            21.85
   Year ended 7/31/97 ........         (.15)          (.03)          (1.32)           0.00             (1.50)            18.61
   Class B
   Year ended 7/31/01 ........     $   0.00       $   0.00        $  (1.50)       $   (.13)         $  (1.63)        $   13.33
   Year ended 7/31/00 ........         0.00           0.00            (.91)           0.00              (.91)            19.56
   Year ended 7/31/99 ........         0.00           0.00           (2.56)           0.00             (2.56)            17.39
   Year ended 7/31/98 ........         0.00           0.00           (2.05)           0.00             (2.05)            20.76
   Year ended 7/31/97 ........         0.00           (.10)          (1.32)           0.00             (1.42)            17.87
   Class C
   Year ended 7/31/01 ........     $   0.00       $   0.00        $  (1.50)       $   (.13)         $  (1.63)        $   13.35
   Year ended 7/31/00 ........         0.00           0.00            (.91)           0.00              (.91)            19.58
   Year ended 7/31/99 ........         0.00           0.00           (2.56)           0.00             (2.56)            17.41
   Year ended 7/31/98 ........         0.00           0.00           (2.05)           0.00             (2.05)            20.77
   Year ended 7/31/97 ........         0.00           (.10)          (1.32)           0.00             (1.42)            17.89

Alliance Worldwide
Privatization Fund
   Class A
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (1.37)       $   (.01)         $  (1.38)        $    8.76
   Year ended 6/30/00 ........         0.00           0.00           (1.06)           0.00             (1.06)            13.57
   Year ended 6/30/99 ........         (.12)          0.00           (1.64)           0.00             (1.76)            11.84
   Year ended 6/30/98 ........         (.18)          0.00           (1.36)           0.00             (1.54)            12.67
   Year ended 6/30/97 ........         (.15)          0.00           (1.42)           0.00             (1.57)            13.26
   Class B
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (1.37)       $   (.01)         $  (1.38)        $    8.32
   Year ended 6/30/00 ........         0.00           0.00           (1.06)           0.00             (1.06)            13.06
   Year ended 6/30/99 ........         (.04)          0.00           (1.64)           0.00             (1.68)            11.50
   Year ended 6/30/98 ........         (.15)          0.00           (1.36)           0.00             (1.51)            12.37
   Year ended 6/30/97 ........         (.08)          0.00           (1.42)           0.00             (1.50)            13.04
   Class C
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (1.37)       $   (.01)         $  (1.38)        $    8.32
   Year ended 6/30/00 ........         0.00           0.00           (1.06)           0.00             (1.06)            13.05
   Year ended 6/30/99 ........         (.04)          0.00           (1.64)           0.00             (1.68)            11.50
   Year ended 6/30/98 ........         (.15)          0.00           (1.36)           0.00             (1.51)            12.37
   Year ended 6/30/97 ........         (.08)          0.00           (1.42)           0.00             (1.50)            13.04

Alliance International
Premier Growth
   Class A
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $   0.00        $   0.00          $   0.00         $    9.30
   Year ended 11/30/00 .......         0.00           0.00            (.44)           0.00              (.44)            10.50
   Year ended 11/30/99 .......         0.00           0.00            0.00            0.00              0.00             13.22
   3/3/98++ to 11/30/98 ......         0.00           0.00            0.00            0.00              0.00              9.63
   Class B
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $   0.00        $   0.00              0.00         $    9.08
   Year ended 11/30/00 .......         0.00           0.00            (.44)           0.00              (.44)            10.29
   Year ended 11/30/99 .......         0.00           0.00            0.00            0.00              0.00             13.05
   3/3/98++ to 11/30/98 ......         0.00           0.00            0.00            0.00              0.00              9.58
   Class C
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $   0.00        $   0.00              0.00         $    9.08
   Year ended 11/30/00 .......         0.00           0.00            (.44)           0.00              (.44)            10.29
   Year ended 11/30/99 .......         0.00           0.00            0.00            0.00              0.00             13.05
   3/3/98++ to 11/30/98 ......         0.00           0.00            0.00            0.00              0.00              9.57

                                                                  Ratios/Supplemental Data
                                              ------------------------------------------------------------------

                                                                 Ratio of           Ratio of Net
                                                Net Assets,      Expenses          Income (Loss)
                                  Total        End of Period    to Average          to Average       Portfolio
      Fiscal Year or Period      Return (a)   (000's omitted)   Net Assets          Net Assets     Turnover Rate
      ---------------------      ----------   ---------------   ----------          ----------     -------------
Alliance Balanced Shares
   Class A
   Year ended 7/31/01 ........     10.42%       $  282,874         1.17%               2.46%            63%
   Year ended 7/31/00 ........      6.22           212,326         1.12                2.62             76
   Year ended 7/31/99 ........     11.44           189,953         1.22(f)             2.31            105
   Year ended 7/31/98 ........     14.99           123,623         1.30(f)             2.07            145
   Year ended 7/31/97 ........     33.46           115,500         1.47(f)             2.11            207
   Class B
   Year ended 7/31/01 ........      9.63%       $  277,138         1.93%               1.70%            63%
   Year ended 7/31/00 ........      5.46           155,060         1.86                1.88             76
   Year ended 7/31/99 ........     10.56           136,384         1.97(f)             1.56            105
   Year ended 7/31/98 ........     14.13            47,728         2.06(f)             1.34            145
   Year ended 7/31/97 ........     32.34            24,192         2.25(f)             1.32            207
   Class C
   Year ended 7/31/01 ........      9.59%       $  109,592         1.93%               1.71%            63%
   Year ended 7/31/00 ........      5.52            65,214         1.86                1.88             76
   Year ended 7/31/99 ........     10.60            63,517         1.96(f)             1.57            105
   Year ended 7/31/98 ........     14.09            10,855         2.05(f)             1.36            145
   Year ended 7/31/97 ........     32.37             5,510         2.23(f)             1.37            207

Alliance New Europe Fund
   Class A
   Year ended 7/31/01 ........    (24.45)%      $  125,402         1.79%               (.23)%           84%
   Year ended 7/31/00 ........     18.89           170,815         1.65(f)             (.46)           103
   Year ended 7/31/99 ........     (2.87)          125,729         1.80(f)              .39             89
   Year ended 7/31/98 ........     32.21           130,777         1.85(f)              .25             99
   Year ended 7/31/97 ........     28.78            78,578         2.05(f)              .40             89
   Class B
   Year ended 7/31/01 ........    (25.10)%      $  121,639         2.54%               (.98)%           84%
   Year ended 7/31/00 ........     18.01           181,285         2.38(f)            (1.18)           103
   Year ended 7/31/99 ........     (3.52)          144,570         2.50(f)             (.34)            89
   Year ended 7/31/98 ........     31.22           137,425         2.56(f)             (.40)            99
   Year ended 7/31/97 ........     27.76            66,032         2.75(f)             (.23)            89
   Class C
   Year ended 7/31/01 ........    (25.07)%      $   41,203         2.51%               (.95)%           84%
   Year ended 7/31/00 ........     17.99            60,984         2.36(f)            (1.18)           103
   Year ended 7/31/99 ........     (3.46)           45,845         2.50(f)             (.28)            89
   Year ended 7/31/98 ........     31.13            39,618         2.56(f)             (.41)            99
   Year ended 7/31/97 ........     27.73            16,907         2.74(f)             (.23)            89

Alliance Worldwide
Privatization Fund
   Class A
   Year ended 6/30/01 ........    (26.81)%      $  245,873         1.81%                .14%            42%
   Year ended 6/30/00 ........     24.26           394,665         1.74(f)             (.31)            67
   Year ended 6/30/99 ........      9.86           340,194         1.92(f)             (.01)            58
   Year ended 6/30/98 ........      9.11           467,960         1.73                 .80             53
   Year ended 6/30/97 ........     25.16           561,793         1.72                1.27             48
   Class B
   Year ended 6/30/01 ........    (27.37)%      $   92,446         2.56%               (.64)%           42%
   Year ended 6/30/00 ........     23.45           160,847         2.47(f)            (1.02)            67
   Year ended 6/30/99 ........      8.91           117,420         2.63(f)            (1.43)            58
   Year ended 6/30/98 ........      8.34           156,348         2.45                 .20             53
   Year ended 6/30/97 ........     24.34           121,173         2.43                 .66             48
   Class C
   Year ended 6/30/01 ........    (27.30)%      $   23,976         2.56%               (.62)%           42%
   Year ended 6/30/00 ........     23.37            39,598         2.44(f)             (.94)            67
   Year ended 6/30/99 ........      8.91            20,397         2.63(f)            (1.44)            58
   Year ended 6/30/98 ........      8.34            26,635         2.44                 .38             53
   Year ended 6/30/97 ........     24.33            12,929         2.42                1.06             48

Alliance International
Premier Growth
   Class A
   12/1/00 to 5/31/01+ .......    (11.43)%      $   48,930         2.15%*              (.92)%*         187%
   Year ended 11/30/00 .......    (17.88)           60,330         1.95               (1.07)           111
   Year ended 11/30/99 .......     37.28            12,851         2.51(d)(f)         (1.34)           107
   3/3/98++ to 11/30/98 ......     (3.70)            7,255         2.50*(d)            (.90)*          151
   Class B
   12/1/00 to 5/31/01+ .......    (11.76)%      $  101,108         2.90%*             (1.72)%          187%
   Year ended 11/30/00 .......    (18.44)          122,503         2.67               (1.79)           111
   Year ended 11/30/99 .......     36.22            28,678         3.21(d)(f)         (2.07)           107
   3/3/98++ to 11/30/98 ......     (4.20)           11,710         3.20*(d)           (1.41)*          151
   Class C
   12/1/00 to 5/31/01+ .......    (11.76)%      $   38,932         2.87%*             (1.68)%*         187%
   Year ended 11/30/00 .......    (18.44)           46,894         2.66               (1.79)           111
   Year ended 11/30/99 .......     36.36             9,235         3.21(d)(f)         (2.06)           107
   3/3/98++ to 11/30/98 ......     (4.30)            3,120         3.20*(d)           (1.69)*          151

----------
Please refer to the footnotes on page 62 and 63.



                                     58 & 59

                                                     Income from Investment Operations
                                              -----------------------------------------------
                                                                   Net Gains
                                  Net Asset                       or Losses on
                                   Value,                          Securities      Total from
                                  Beginning   Net Investment     (both realized    Investment
      Fiscal Year or Period       of Period   Income (Loss)      and unrealized)   Operations
      ---------------------       ---------   -------------      ---------------   ----------
Alliance Global Small Cap Fund
   Class A
   Year ended 7/31/01 ........    $   15.13     $  (.15)(b)         $  (4.51)       $  (4.66)
   Year ended 7/31/00 ........        11.66        (.16)(b)             3.83            3.67
   Year ended 7/31/99 ........        12.14        (.08)(b)              .76             .68
   Year ended 7/31/98 ........        12.87        (.11)(b)              .37             .26
   Year ended 7/31/97 ........        11.61        (.15)(b)             2.97            2.82
   Class B
   Year ended 7/31/01 ........    $   13.59     $  (.21)(b)         $  (4.00)       $  (4.21)
   Year ended 7/31/00 ........        10.57        (.24)(b)             3.46            3.22
   Year ended 7/31/99 ........        11.20        (.15)(b)              .68             .53
   Year ended 7/31/98 ........        12.03        (.18)(b)              .34             .16
   Year ended 7/31/97 ........        11.03        (.21)(b)             2.77            2.56
   Class C
   Year ended 7/31/01 ........    $   13.62     $  (.21)(b)         $  (4.01)       $  (4.22)
   Year ended 7/31/00 ........        10.59        (.24)(b)             3.47            3.23
   Year ended 7/31/99 ........        11.22        (.16)(b)              .69             .53
   Year ended 7/31/98 ........        12.05        (.19)(b)              .35             .16
   Year ended 7/31/97 ........        11.05        (.22)(b)             2.78            2.56

Alliance International Fund
   Class A
   Year ended 6/30/01 ........    $   19.65     $  (.06)(b)(c)      $  (5.53)       $  (5.59)
   Year ended 6/30/00 ........        16.24        (.04)(b)(c)          4.64            4.60
   Year ended 6/30/99 ........        18.55        (.04)(b)(c)          (.75)           (.79)
   Year ended 6/30/98 ........        18.69        (.01)(b)(c)          1.13            1.12
   Year ended 6/30/97 ........        18.32     .06 (b)                 1.51            1.57
   Class B
   Year ended 6/30/01 ........    $   18.16     $  (.16)(b)(c)      $  (5.06)       $  (5.22)
   Year ended 6/30/00 ........        15.19        (.17)(b)(c)          4.33            4.16
   Year ended 6/30/99 ........        17.41        (.16)(b)(c)          (.68)           (.84)
   Year ended 6/30/98 ........        17.71        (.16)(b)(c)          1.07             .91
   Year ended 6/30/97 ........        17.45        (.09)(b)             1.43            1.34
   Class C
   Year ended 6/30/01 ........    $   18.16     $  (.15)(b)(c)      $  (5.07)       $  (5.22)
   Year ended 6/30/00 ........        15.19        (.16)(b)(c)          4.32            4.16
   Year ended 6/30/99 ........        17.42        (.16)(b)(c)          (.69)           (.85)
   Year ended 6/30/98 ........        17.73        (.15)(b)(c)          1.05             .90
   Year ended 6/30/97 ........        17.46        (.09)(b)             1.44            1.35

Alliance Greater China '97 Fund
   Class A
   Year ended 7/31/01 ........    $   10.34     $  (.01)(b)(c)      $  (1.88)       $  (1.89)
   Year ended 7/31/00 ........         8.20        (.04)(b)(c)          2.18            2.14
   Year ended 7/31/99 ........         4.84         .02(b)(c)           3.34            3.36
   9/3/97++ to 7/31/98 .......        10.00         .08(b)(c)          (5.18)          (5.10)
   Class B
   Year ended 7/31/01 ........    $   10.13     $  (.07)(b)(c)      $  (1.85)       $  (1.92)
   Year ended 7/31/00 ........         8.12        (.11)(b)(c)          2.12            2.01
   Year ended 7/31/99 ........         4.82        (.01)(b)(c)          3.31            3.30
   9/3/97++ to 7/31/98 .......        10.00         .03(b)(c)          (5.17)          (5.14)
   Class C
   Year ended 7/31/01 ........    $   10.13     $  (.08)(b)(c)      $  (1.84)       $  (1.92)
   Year ended 7/31/00 ........         8.11        (.13)(b)(c)          2.15            2.02
   Year ended 7/31/99 ........         4.82        (.03)(b)(c)          3.32            3.29
   9/3/97++ to 7/31/98 .......        10.00         .03(b)(c)          (5.17)          (5.14)

Alliance All-Asia
Investment Fund
   Class A
   11/1/00 to 4/30/01+ .......    $    9.71     $  (.09)(b)(c)      $  (1.77)       $  (1.86)
   Year ended 10/31/00 .......        10.46        (.19)(b)             (.56)           (.75)
   Year ended 10/31/99 .......         5.86        (.10)(b)(c)          4.70            4.60
   Year ended 10/31/98 .......         7.54        (.10)(b)(c)         (1.58)          (1.68)
   Year ended 10/31/97 .......        11.04        (.21)(b)(c)         (2.95)          (3.16)
   Year ended 10/31/96 .......        10.45        (.21)(b)(c)           .88             .67
   Class B
   11/1/00 to 4/30/01+ .......    $    9.30     $  (.11)(b)(c)      $  (1.68)       $  (1.79)
   Year ended 10/31/00 .......        10.09        (.29)(b)             (.50)           (.79)
   Year ended 10/31/99 .......         5.71        (.18)(b)(c)          4.56            4.38
   Year ended 10/31/98 .......         7.39        (.14)(b)(c)         (1.54)          (1.68)
   Year ended 10/31/97 .......        10.90        (.28)(b)(c)         (2.89)          (3.17)
   Year ended 10/31/96 .......        10.41        (.28)(b)(c)           .85             .57
   Class C
   11/1/00 to 4/30/01+ .......    $    9.32     $  (.11)(b)(c)      $  (1.69)       $  (1.80)
   Year ended 10/31/00 .......        10.12        (.29)(b)             (.51)           (.80)
   Year ended 10/31/99 .......         5.72        (.18)(b)(c)          4.58            4.40
   Year ended 10/31/98 .......         7.40        (.14)(b)(c)         (1.54)          (1.68)
   Year ended 10/31/97 .......        10.91        (.27)(b)(c)         (2.90)          (3.17)
   Year ended 10/31/96 .......        10.41        (.28)(b)(c)           .86             .58

                                               Less Dividends and Distributions                 Less Distributions
                                  -----------------------------------------------------------   ------------------

                                  Dividends    Distributions                                          Total          Net Asset
                                   from Net     in Excess of    Distributions   Distributions       Dividends          Value,
                                  Investment   Net Investment       from         in Excess of         and              End of
      Fiscal Year or Period         Income         Income       Capital Gains   Capital Gains     Distributions        Period
      ---------------------         ------         ------       -------------   -------------     -------------        ------
Alliance Global Small Cap Fund
   Class A
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $  (1.73)         $  (1.73)        $    8.74
   Year ended 7/31/00 ........         0.00           0.00            (.20)           0.00              (.20)            15.13
   Year ended 7/31/99 ........         0.00           0.00           (1.16)           0.00             (1.16)            11.66
   Year ended 7/31/98 ........         0.00           0.00            (.99)           0.00              (.99)            12.14
   Year ended 7/31/97 ........         0.00           0.00           (1.56)           0.00             (1.56)            12.87
   Class B
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $  (1.73)         $  (1.73)        $    7.65
   Year ended 7/31/00 ........         0.00           0.00            (.20)           0.00              (.20)            13.59
   Year ended 7/31/99 ........         0.00           0.00           (1.16)           0.00             (1.16)            10.57
   Year ended 7/31/98 ........         0.00           0.00            (.99)           0.00              (.99)            11.20
   Year ended 7/31/97 ........         0.00           0.00           (1.56)           0.00             (1.56)            12.03
   Class C
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $  (1.73)         $  (1.73)        $    7.67
   Year ended 7/31/00 ........         0.00           0.00            (.20)           0.00              (.20)            13.62
   Year ended 7/31/99 ........         0.00           0.00           (1.16)           0.00             (1.16)            10.59
   Year ended 7/31/98 ........         0.00           0.00            (.99)           0.00              (.99)            11.22
   Year ended 7/31/97 ........         0.00           0.00           (1.56)           0.00             (1.56)            12.05

Alliance International Fund
   Class A
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (3.28)       $   (.14)         $  (3.42)        $   10.64
   Year ended 6/30/00 ........         0.00           0.00           (1.19)           0.00             (1.19)            19.65
   Year ended 6/30/99 ........         0.00           (.48)          (1.04)           0.00             (1.52)            16.24
   Year ended 6/30/98 ........         0.00           (.05)          (1.21)           0.00             (1.26)            18.55
   Year ended 6/30/97 ........         (.12)          0.00           (1.08)           0.00             (1.20)            18.69
   Class B
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (3.28)       $   (.14)         $  (3.42)        $    9.52
   Year ended 6/30/00 ........         0.00           0.00           (1.19)           0.00             (1.19)            18.16
   Year ended 6/30/99 ........         (.34)          0.00           (1.04)           0.00             (1.38)            15.19
   Year ended 6/30/98 ........         0.00           0.00           (1.21)           0.00             (1.21)            17.41
   Year ended 6/30/97 ........         0.00           0.00           (1.08)           0.00             (1.08)            17.71
   Class C
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (3.28)       $   (.14)         $  (3.42)        $    9.52
   Year ended 6/30/00 ........         0.00           0.00           (1.19)           0.00             (1.19)            18.16
   Year ended 6/30/99 ........         (.34)          0.00           (1.04)           0.00             (1.38)            15.19
   Year ended 6/30/98 ........         0.00           0.00           (1.21)           0.00             (1.21)            17.42
   Year ended 6/30/97 ........         0.00           0.00           (1.08)           0.00             (1.08)            17.73

Alliance Greater China '97 Fund
   Class A
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $   0.00          $   0.00         $    8.45
   Year ended 7/31/00 ........         0.00           0.00            0.00            0.00              0.00             10.34
   Year ended 7/31/99 ........         0.00           0.00            0.00            0.00              0.00              8.20
   9/3/97++ to 7/31/98 .......         (.06)          0.00            0.00            0.00              (.06)             4.84
   Class B
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $   0.00          $   0.00         $    8.21
   Year ended 7/31/00 ........         0.00           0.00            0.00            0.00              0.00             10.13
   Year ended 7/31/99 ........         0.00           0.00            0.00            0.00              0.00              8.12
   9/3/97++ to 7/31/98 .......         (.03)          (.01)           0.00            0.00              (.04)             4.82
   Class C
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $   0.00          $   0.00         $    8.21
   Year ended 7/31/00 ........         0.00           0.00            0.00            0.00              0.00             10.13
   Year ended 7/31/99 ........         0.00           0.00            0.00            0.00              0.00              8.11
   9/3/97++ to 7/31/98 .......         (.03)          (.01)           0.00            0.00              (.04)             4.82

Alliance All-Asia
Investment Fund
   Class A
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (1.11)       $   0.00          $  (1.11)        $    6.74
   Year ended 10/31/00 .......         0.00           0.00            0.00            0.00              0.00              9.71
   Year ended 10/31/99 .......         0.00           0.00            0.00            0.00              0.00             10.46
   Year ended 10/31/98 .......         0.00           0.00            0.00            0.00              0.00              5.86
   Year ended 10/31/97 .......         0.00           0.00            (.34)           0.00              (.34)             7.54
   Year ended 10/31/96 .......         0.00           0.00            (.08)           0.00              (.08)            11.04
   Class B
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (1.11)       $   0.00          $  (1.11)        $    6.40
   Year ended 10/31/00 .......         0.00           0.00            0.00            0.00              0.00              9.30
   Year ended 10/31/99 .......         0.00           0.00            0.00            0.00              0.00             10.09
   Year ended 10/31/98 .......         0.00           0.00            0.00            0.00              0.00              5.71
   Year ended 10/31/97 .......         0.00           0.00            (.34)           0.00              (.34)             7.39
   Year ended 10/31/96 .......         0.00           0.00            (.08)           0.00              (.08)            10.90
   Class C
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (1.11)       $   0.00          $  (1.11)        $    6.41
   Year ended 10/31/00 .......         0.00           0.00            0.00            0.00              0.00              9.32
   Year ended 10/31/99 .......         0.00           0.00            0.00            0.00              0.00             10.12
   Year ended 10/31/98 .......         0.00           0.00            0.00            0.00              0.00              5.72
   Year ended 10/31/97 .......         0.00           0.00            (.34)           0.00              (.34)             7.40
   Year ended 10/31/96 .......         0.00           0.00            (.08)           0.00              (.08)            10.91

                                                                    Ratios/Supplemental Data
                                               ------------------------------------------------------------------

                                                                  Ratio of           Ratio of Net
                                                 Net Assets,      Expenses          Income (Loss)
                                   Total        End of Period    to Average          to Average       Portfolio
      Fiscal Year or Period       Return (a)   (000's omitted)   Net Assets          Net Assets     Turnover Rate
      ---------------------       ----------   ---------------   ----------          ----------     -------------
Alliance Global Small Cap Fund
   Class A
   Year ended 7/31/01 ........     (33.85)%      $   74,639         2.14%(f)           (1.33)%          121%
   Year ended 7/31/00 ........      31.81           120,687         2.02(f)            (1.07)           133
   Year ended 7/31/99 ........       7.51            77,164         2.37(f)             (.79)           120
   Year ended 7/31/98 ........       2.49            82,843         2.16(f)             (.88)           113
   Year ended 7/31/97 ........      26.47            85,217         2.41(f)            (1.25)           129
   Class B
   Year ended 7/31/01 ........     (34.44)%      $   35,500         2.90%(f)           (2.10)%          121%
   Year ended 7/31/00 ........      30.82            65,097         2.76(f)            (1.82)           133
   Year ended 7/31/99 ........       6.74            30,205         3.14(f)            (1.59)           120
   Year ended 7/31/98 ........       1.80            38,827         2.88(f)            (1.58)           113
   Year ended 7/31/97 ........      25.42            31,946         3.11(f)            (1.92)           129
   Class C
   Year ended 7/31/01 ........     (34.43)%      $    8,609         2.89%(f)           (2.12)%          121%
   Year ended 7/31/00 ........      30.86            19,580         2.75(f)            (1.80)           133
   Year ended 7/31/99 ........       6.72             7,058         3.15(f)            (1.61)           120
   Year ended 7/31/98 ........       1.79             9,471         2.88(f)            (1.59)           113
   Year ended 7/31/97 ........      25.37             8,718         3.10(f)            (1.93)           129

Alliance International Fund
   Class A
   Year ended 6/30/01 ........     (31.81)%      $   66,331         1.89%(d)(f)         (.42)%(c)        89%
   Year ended 6/30/00 ........      29.18            88,507         1.81(d)(f)(g)       (.21)(c)        154
   Year ended 6/30/99 ........      (3.95)           78,303         1.80(d)(f)          (.25)(c)        178
   Year ended 6/30/98 ........       6.79           131,565         1.65(d)             (.05)(c)        121
   Year ended 6/30/97 ........       9.30           190,173         1.74(f)              .31             94
   Class B
   Year ended 6/30/01 ........     (32.50)%      $   41,538         2.68%(d)(f)        (1.25)%(c)        89%
   Year ended 6/30/00 ........      28.27            68,639         2.60(d)(f)(g)       (.96)(c)        154
   Year ended 6/30/99 ........      (4.56)           55,724         2.61(d)(f)         (1.02)(c)        178
   Year ended 6/30/98 ........       5.92            71,370         2.49(d)             (.90)(c)        121
   Year ended 6/30/97 ........       8.37            77,725         2.58(f)             (.51)            94
   Class C
   Year ended 6/30/01 ........     (32.50)%      $   14,225         2.64%(d)(f)        (1.22)%(c)        89%
   Year ended 6/30/00 ........      28.27            21,180         2.57(d)(f)(g)       (.94)(c)        154
   Year ended 6/30/99 ........      (4.62)           16,876         2.61(d)(f)         (1.02)(c)        178
   Year ended 6/30/98 ........       5.85            20,428         2.48(d)             (.90)(c)        121
   Year ended 6/30/97 ........       8.42            23,268         2.56(f)             (.51)            94

Alliance Greater China '97 Fund
   Class A
   Year ended 7/31/01 ........     (18.28)%      $    2,039         2.51%(d)(f)         (.09)%           64%
   Year ended 7/31/00 ........      26.10             2,471         2.52(d)(f)          (.42)           158
   Year ended 7/31/99 ........      69.42             1,011         2.52(d)(f)           .36             94
   9/3/97++ to 7/31/98 .......     (51.20)              445         2.52*(d)(f)         1.20*            58
   Class B
   Year ended 7/31/01 ........     (18.95)%      $    3,234         3.21%(d)(f)         (.81)%           64%
   Year ended 7/31/00 ........      24.75             4,047         3.22(d)(f)         (1.13)           158
   Year ended 7/31/99 ........      68.46             1,902         3.22(d)(f)          (.22)            94
   9/3/97++ to 7/31/98 .......     (51.53)            1,551         3.22*(d)(f)          .53*            58
   Class C
   Year ended 7/31/01 ........     (18.95)%      $      877         3.21%(d)(f)         (.84)%           64%
   Year ended 7/31/00 ........      24.91             1,372         3.22(d)(f)         (1.31)           158
   Year ended 7/31/99 ........      68.26               162         3.22(d)(f)          (.49)            94
   9/3/97++ to 7/31/98 .......     (51.53)              102         3.22*(d)(f)          .50*            58

Alliance All-Asia
Investment Fund
   Class A
   11/1/00 to 4/30/01+ .......     (21.25)%      $   15,469         3.00%*(d)(f)       (2.31)%*         142%
   Year ended 10/31/00 .......      (7.17)           20,436         2.35(f)(g)         (1.51)           153
   Year ended 10/31/99 .......      78.50            40,040         2.45(d)(f)         (1.20)           119
   Year ended 10/31/98 .......     (22.28)            3,778         3.74(d)(f)         (1.50)            93
   Year ended 10/31/97 .......     (29.61)            5,916         3.45(d)            (1.97)            70
   Year ended 10/31/96 .......       6.43            12,284         3.37(d)            (1.75)            66
   Class B
   11/1/00 to 4/30/01+ .......     (21.45)%      $   21,789         3.70%*(d)(f)       (3.02)%*         142%
   Year ended 10/31/00 .......      (7.83)           35,927         3.18(f)(g)         (2.32)           153
   Year ended 10/31/99 .......      76.71            38,108         3.48(d)(f)         (2.31)           119
   Year ended 10/31/98 .......     (22.73)            8,844         4.49(d)(f)         (2.22)            93
   Year ended 10/31/97 .......     (30.09)           11,439         4.15(d)            (2.67)            70
   Year ended 10/31/96 .......       5.49            23,784         4.07(d)            (2.44)            66
   Class C
   11/1/00 to 4/30/01+ .......     (21.52)%      $    6,203         3.70%*(d)(f)       (3.03)%*         142%
   Year ended 10/31/00 .......      (7.90)           11,284         3.18(f)(g)         (2.31)           153
   Year ended 10/31/99 .......      76.92            10,060         3.41(d)(f)         (2.21)           119
   Year ended 10/31/98 .......     (22.70)            1,717         4.48(d)(f)         (2.20)            93
   Year ended 10/31/97 .......     (30.06)            1,859         4.15(d)            (2.66)            70
   Year ended 10/31/96 .......       5.59             4,228         4.07(d)            (2.42)            66

----------
Please refer to the footnotes on page 62 and 63.



                                     60 & 61

                                                       Income from Investment Operations
                                             ------------------------------------------------
                                                                Net Realized
                                                               and Unrealized
                                 Net Asset                     Gain (Loss) on    Net Increase
                                  Value,                       Investments and    (Decrease)
                                 Beginning   Net Investment   Foreign Currency      in Net
                                 of Period      Loss (b)        Transactions      Asset Value
                                 ---------   --------------    ---------------   ------------
The Korean Investment Fund
   Year ended 4/30/01.........    $ 9.14       $(.08)             $(2.81)          $(2.89)
   Year ended 4/30/00.........      6.90        (.07)               2.22             2.15
   Year ended 4/30/99.........      3.48        (.06)               3.48             3.42
   Year ended 4/30/98.........      7.52        (.09)              (3.95)           (4.04)
   Year ended 4/30/97.........     12.36        (.07)              (4.77)           (4.84)

                                                                                                            Total Return
                                             Capital Share Transactions                                     ------------
                                 ------------------------------------------                    Total Investment Return Based on: (h)
                                    Anti-                                                      ------------------------------------
                                  Dilutive
                                   Effect
                                  of Share         Total             Net
                                 Repurchase    Capital Share    Asset Value,    Market Value,                                Net
                                   Program     Transactions     End of Period   End of Period  Market Value              Asset Value
                                 -----------  --------------   --------------  --------------  -------------            ------------
The Korean Investment Fund
   Year ended 4/30/01.........     $ .28           $ .28           $6.53            $6.35         (1.37)%                 (28.56)%
   Year ended 4/30/00.........       .09             .09            9.14             6.438         6.18                    32.46
   Year ended 4/30/99.........      0.00            0.00            6.90             6.063        56.46                    98.28
   Year ended 4/30/98.........      0.00            0.00            3.48             3.8785      (45.61)                  (53.72)
   Year ended 4/30/97.........      0.00            0.00            7.52             7.125       (38.04)                  (39.16)

                                                             Ratios/Supplemental Data
                                                   --------------------------------------------

                                                    Ratio of     Ratio of Net
                                   Net Assets,      Expenses    Investment Loss
                                  End of Period    to Average     to Average        Portfolio
                                 (000's omitted)   Net Assets     Net Assets      Turnover Rate
                                 ---------------   ----------   --------------    -------------
The Korean Investment Fund
   Year ended 4/30/01.........       $48,633           2.29%         (.98)%              32%
   Year ended 4/30/00.........        72,622           2.06          (.71)               68
   Year ended 4/30/99.........        58,348           2.93         (1.49)              102
   Year ended 4/30/98.........        29,439           2.29         (1.60)               47
   Year ended 4/30/97.........        63,586           2.11          (.73)               32


+     Unaudited.
++    Commencement of operations.
*     Annualized.


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (f) below, would have been as follows:


                                                    1996     1997     1998      1999     2000      2001
                                                    ----     ----     ----      ----     ----      ----
      Alliance All-Asia Investment Fund
         Class A                                    3.61%    3.57%    4.63%     2.93%    2.35%     3.18%*
         Class B                                    4.33%    4.27%    5.39%     3.96%    3.18%     3.99%*
         Class C                                    4.30%    4.27%    5.42%     3.89%    3.18%     3.93%*

      Alliance International Fund
         Class A                                      --       --     1.80%     1.91%    1.95%     2.03%
         Class B                                      --       --     2.64%     2.74%    2.74%     2.82%
         Class C                                      --       --     2.63%     2.75%    2.70%     2.78%

      Alliance Greater China '97 Fund
         Class A                                      --       --    18.27%*   19.68%    9.92%     9.50%
         Class B                                      --       --    19.18%*   20.22%   10.72%    10.28%
         Class C                                      --       --    19.37%*   20.41%   10.01%    10.13%

      Alliance International Premier Growth Fund
         Class A                                      --       --     5.19%*    3.26%      --        --
         Class B                                      --       --     6.14%*    3.93%      --        --
         Class C                                      --       --     6.00%*    3.92%      --        --

      Alliance Health Care Fund
         Class A                                      --       --       --        --     1.96%*      --
         Class B                                      --       --       --        --     2.67%*      --
         Class C                                      --       --       --        --     2.67%*      --

----------
(e) "Distributions from Net Realized Gains" includes a return of capital of $(.12).
(f) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:


      Alliance Balanced
      Shares                      1997       1998        1999       2000       2001
        Class A                   1.46%      1.29%       1.21%        --         --
        Class B                   2.24%      2.05%       1.96%        --         --
        Class C                   2.22%      2.04%       1.94%        --         --

      Alliance Growth Fund        1997       1998        1999       2000       2001
        Class A                   1.25%      1.21%         --         --         --
        Class B                   1.95%      1.93%         --         --         --
        Class C                   1.95%      1.92%         --         --         --

      Alliance International
      Fund                        1997       1998        1999       2000       2001
        Class A                   1.73%        --        1.78%      1.79%      1.87%
        Class B                   2.58%        --        2.59%      2.59%      2.67%
        Class C                   2.56%        --        2.59%      2.55%      2.63%

      Alliance Global
      Small Cap Fund              1997       1998        1999       2000       2001
        Class A                   2.38%      2.14%       2.33%      2.01%      2.13%
        Class B                   3.08%      2.86%       3.11%      2.75%      2.89%
        Class C                   3.08%      2.85%       3.12%      2.74%      2.88%

      Alliance Technology
      Fund                        1997       1998        1999       2000       2001
        Class A                   1.66%      1.65%       1.66%        --         --
        Class B                   2.36%      2.38%       2.38%        --         --
        Class C                   2.37%      2.38%       2.40%        --         --

      Alliance Worldwide
      Privatization Fund          1997       1998        1999       2000       2001
        Class A                     --         --        1.91%      1.73%        --
        Class B                     --         --        2.62%      2.46%        --
        Class C                     --         --        2.61%      2.43%        --

      Alliance Greater
      China '97 Fund              1997       1998        1999       2000       2001
        Class A                     --       2.50%*      2.50%      2.50%      2.50%
        Class B                     --       3.20%*      3.20%      3.20%      3.20%
        Class C                     --       3.20%*      3.20%      3.20%      3.20%

      Alliance New Europe
      Fund                        1997       1998        1999       2000       2001
        Class A                   2.04%      1.84%       1.78%      1.64%        --
        Class B                   2.74%      2.54%       2.49%      2.36%        --
        Class C                   2.73%      2.54%       2.49%      2.35%        --

      Alliance Growth and
      Income Fund                 1997       1998        1999       2000       2001
        Class A                    .91%       .92%         --         --         --
        Class B                   1.71%      1.71%         --         --         --
        Class C                   1.70%      1.71%         --         --         --

      Alliance Quasar Fund        1997       1998        1999       2000       2001
        Class A                     --       1.60%       1.68%      1.67%        --
        Class B                     --       2.38%       2.45%      2.42%        --
        Class C                     --       2.37%       2.44%      2.42%        --

      Alliance Premier
      Growth Fund                 1997       1998        1999       2000       2001
        Class A                     --       1.58%         --         --         --
        Class B                     --       2.27%         --         --         --
        Class C                     --       2.27%         --         --         --

      Alliance All-Asia           1997       1998        1999       2000       2001
        Class A                     --       3.70%       2.43%      2.34%      3.00%
        Class B                     --       4.44%       3.46%      3.17%      3.70%
        Class C                     --       4.44%       3.39%      3.16%      3.70%

      Alliance International
      Premier Growth              1997       1998        1999       2000       2001
        Class A                     --         --        2.50%        --         --
        Class B                     --         --        3.20%        --         --
        Class C                     --         --        3.20%        --         --

(g) Includes interest expenses. If Alliance International Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been 1.94%, 2.74% and 2.70% for Class A, Class B and Class C respectively for 2000. If Alliance All-Asia Fund had not borne interest expenses, the ratio of expenses (net of interest expenses to average net assets would have been 2.30%, 3.13% and 3.13% for Class A, Class B and Class C, respectively for 2000.
(h) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.



                                     62 & 63

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.

Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.52 in 2000.


The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 6222.46 at the end of 2000 down approximately 10% from the end of 1999. On October 5, 2001, the FT-SE index closed at 5036.00.


The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 413 of the 659 seats in the House of Commons. For further information regarding the United Kingdom, see the SAI of New Europe Fund.


Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which have succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. The TOPIX closed at 1283.67 at the end of 2000, down approximately 25% from the end of 1999. On October 5, 2001, the TOPIX closed at 1070.45.


Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the parliament. On April 6, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi, the parliament elected Yoshiro Mori to replace Mr. Obuchi as prime minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. In November 2000, amidst growing dissatisfaction with Mr. Mori's leadership, the parliament submitted a motion of no confidence, which was narrowly defeated. Mr. Mori was replaced as Prime Minister by Junichiro Koizumi in April 2001. On July 29, 2001, the LDP won 64 of the 121 open seats in the House of Councillors election, leaving the LDP-led coalition a substantial majority in both houses of the Parliament. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. While there has been some improvement, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalling economy. For further information regarding Japan, see the SAIs of Alliance International Fund and Alliance All-Asia Investment Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. In September 2000, however, the U.S. Congress authorized the President to grant permanent normal trade relations (formerly known as most favored nation status) to China, ending the current annual review process and facilitating China's entry into the World Trade Organization ("WTO"). With all bilateral and multilateral negotiations now completed, it is anticipated that China's entry into the WTO will be finalized by early 2002. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.


China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be affected significantly by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.

The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

                     (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 1520
            Secaucus, NJ 07096-1520

By Phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102


You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                                SEC File No.
-----                                                               -----------
Alliance Premier Growth Fund                                        811-06730
Alliance Health Care Fund                                           811-09329
Alliance Growth Fund                                                811-05088
Alliance Technology Fund                                            811-03131
Alliance Quasar Fund                                                811-01716
The Alliance Fund                                                   811-00204
Alliance Growth & Income                                            811-00126
Alliance Balanced Shares                                            811-00134
Alliance New Europe Fund                                            811-06028
Alliance Worldwide Privatization Fund                               811-08426
Alliance International Premier Growth Fund                          811-08527
Alliance Global Small Cap Fund                                      811-01415
Alliance International Fund                                         811-03130
Alliance Greater China '97 Fund                                     811-08201
Alliance All-Asia Investment Fund                                   811-08776
The Korean Investment Fund                                          811-06467

Privacy Notice (This information is not part of the Prospectus.)
--------------------------------------------------------------------------------

Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).


It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

The Alliance Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

      Advisor Class Prospectus and Application


      November 1, 2001


      Domestic Stock Funds

            > Alliance Premier Growth Fund
            > Alliance Health Care Fund
            > Alliance Growth Fund
            > Alliance Technology Fund
            > Alliance Quasar Fund
            > The Alliance Fund

      Total Return Funds

            > Alliance Growth and Income Fund
            > Alliance Balanced Shares

      Global Stock Funds

            > Alliance New Europe Fund
            > Alliance Worldwide
              Privatization Fund
            > Alliance International
              Premier Growth Fund
            > Alliance Global Small Cap Fund
            > Alliance International Fund
            > Alliance Greater China '97 Fund
            > Alliance All-Asia Investment Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY .......................................................    3
Domestic Stock Funds ......................................................    4
Total Return Funds ........................................................   10
Global Stock Funds ........................................................   12
Summary of Principal Risks ................................................   19
Principal Risks by Fund ...................................................   20

FEES AND EXPENSES OF THE FUNDS ............................................   21

GLOSSARY ..................................................................   24

DESCRIPTION OF THE FUNDS ..................................................   25
Investment Objectives and Principal Policies ..............................   25

Description of Additional Investment Practices ............................   34
Additional Risk Considerations ............................................   40


MANAGEMENT OF THE FUNDS ...................................................   43

PURCHASE AND SALE OF SHARES ...............................................   46
How The Funds Value Their Shares ..........................................   46
How To Buy Shares .........................................................   46

How To Exchange Shares ....................................................   46
How To Sell Shares ........................................................   46


DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   47

CONVERSION FEATURE ........................................................   48

GENERAL INFORMATION .......................................................   49

FINANCIAL HIGHLIGHTS ......................................................   49

APPENDIX A--ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM, JAPAN, AND
GREATER CHINA COUNTRIES ...................................................   54

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 19.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and


      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                              1 Year  Inception*
--------------------------------------------------------------------------------
Advisor Class                                                -19.59%      21.97%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                    -22.42%      17.68%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -31.08%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00

  n/a    n/a    n/a    n/a    n/a    n/a     33.11     49.85     29.42    -19.59

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.15%, 4th quarter, 1998; and Worst Quarter was down -15.86%, 4th quarter, 2000.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in the Health Care Industries.


Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                              1 Year  Inception*
--------------------------------------------------------------------------------
Advisor Class                                                 32.96%      26.23%
--------------------------------------------------------------------------------
S&P 500 Index                                                 -9.10%       1.16%
--------------------------------------------------------------------------------
S&P Healthcare Composite                                      35.95%      20.45%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 8/27/99.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual return for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -19.99%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

    91      92      93      94      95      96      97      98      99        00
--------------------------------------------------------------------------------
   n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     32.96

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.84%, 2nd quarter, 2000; and Worst Quarter was up 0.70%, 4th quarter, 2000.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -18.24%       15.38%
--------------------------------------------------------------------------------
S&P 500 Index                                                -9.10%       17.94%
--------------------------------------------------------------------------------
Russell 3000 Index                                           -7.46%       17.18%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -35.57%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     27.46     28.55     25.96    -18.24

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.97%, 4th quarter, 1998; and Worst Quarter was down -16.20%, 3rd quarter, 1998.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/ sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                           1 Year     Inception*
--------------------------------------------------------------------------------
Advisor Class                                             -24.42%         22.27%
--------------------------------------------------------------------------------
S&P 500 Index                                              -9.10%         17.94%
--------------------------------------------------------------------------------
* Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -44.71%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a      4.84     63.68     72.32    -24.42

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.69%, 4th quarter, 1999; and Worst Quarter was down -27.33%, 4th quarter, 2000.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely-diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risks and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                                -7.10%        4.76%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                   -22.43%        7.08%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unanualized return for the Advisor Class shares was -30.82%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     17.48     -4.30     13.25     -7.10

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 18.58%, 4th quarter, 1999; and Worst Quarter was down -28.39%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -15.68%       12.48%
--------------------------------------------------------------------------------
Russell Mid-Cap Growth Index                                -11.75%       18.21%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -33.44%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     36.27     -2.41     33.95    -15.68

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.29%, 4th quarter, 1999; and Worst Quarter was down -24.17%, 3rd quarter, 1998.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                                 13.84%      20.28%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                       7.01%      16.67%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -11.44%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     29.57     21.48     11.33     13.84

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.28%, 4th quarter, 1998; and Worst Quarter was down -13.76%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                                 12.75%      15.46%
--------------------------------------------------------------------------------
S&P 500 Index                                                 -9.10%      17.94%
--------------------------------------------------------------------------------
Lehman Gov't Bond Index                                       13.24%       7.32%
--------------------------------------------------------------------------------
Solomon 1 Year Treasury Index                                  7.10%       5.81%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -4.23%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     27.43     16.03      5.22     12.75

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.52%, 4th quarter, 1998; and Worst Quarter was down -6.36%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 20% of its net assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2001, the Fund had approximately 40% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                                -8.61%       15.76%
--------------------------------------------------------------------------------
MSCI Europe Index                                            -8.14%       15.64%
--------------------------------------------------------------------------------
MSCI Europe Growth Index                                    -24.40%        5.41%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -30.67%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     17.08     25.39     26.53     -8.61

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.91%, 4th quarter, 1999; and Worst Quarter was down -19.61%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.


The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -25.06%       10.80%
--------------------------------------------------------------------------------
MSCI World Index (minus the U.S.)                           -13.16%        8.37%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -26.12%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     13.45      9.33     56.62    -25.06

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.27%, 4th quarter, 1999; and Worst Quarter was down -17.42%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 50 companies, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -25.04%        3.80%
--------------------------------------------------------------------------------
MSCI EAFE Index                                             -13.96%        5.15%
--------------------------------------------------------------------------------
MSCI EAFE Growth Index                                      -24.40%        2.23%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 3/3/98.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -29.49%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a       n/a       n/a     47.51    -25.04

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.50%, 4th quarter, 1999; and Worst Quarter was down -11.70%, 3rd quarter, 2000.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market. Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries including the U.S.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -17.94%        8.09%
--------------------------------------------------------------------------------
MSCI World Index                                            -12.92%       12.70%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -34.44%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a      8.44      3.81     46.91    -17.94

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 32.13%, 4th quarter, 1999; and Worst Quarter was down -22.96%, 3rd quarter, 1998.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -19.53%        5.10%
--------------------------------------------------------------------------------
MSCI EAFE Index                                             -13.96%        8.06%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -30.95%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a      1.59      9.96     35.12    -19.53

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.08%, 4th quarter, 1999; and Worst Quarter was down -17.80%, 3rd quarter, 1998.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of June 30, 2001 the Fund had approximately 72% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency rate risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -24.27%      -2.50%
--------------------------------------------------------------------------------
MSCI China Free Index                                       -32.19%     -32.50%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                                        -14.74%      -1.88%
--------------------------------------------------------------------------------
MSCI Taiwan Index                                           -44.90%     -17.39%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 9/3/97.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -25.47%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a       n/a     -7.87     83.38    -24.27

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.44%, 4th quarter, 1999; and Worst Quarter was down -26.92%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests at least 65% of its total assets in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities issued by Asian companies and Asian debt securities. At June 30, 2001, the Fund had approximately 48% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -40.27%      -6.91%
--------------------------------------------------------------------------------
MSCI All Country Asia Pacific Index                         -28.15%      -4.15%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -30.84%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a    -34.83    -12.15    119.50    -40.27

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 39.04%, 4th quarter, 1999; and Worst Quarter was down -22.22%, 4th quarter, 2000.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund, Alliance Technology Fund and Alliance Worldwide Privatization Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.


CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund and The Alliance Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. Alliance Health Care Fund, Alliance Quasar Fund and Alliance Global Small Cap Fund are particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund and Alliance Balanced Shares. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds").

CREDIT RISK

This is the risk that the issuer of a security, or the other party to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest more of their assets in lower-rated securities.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


MANAGEMENT RISK


Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------
                                        Industry/   Capital-   Interest
                               Market    Sector      ization     Rate     Credit   Foreign
Fund                            Risk      Risk        Risk       Risk      Risk     Risk
------------------------------------------------------------------------------------------
Alliance Premier Growth Fund      o
------------------------------------------------------------------------------------------
Alliance Health Care Fund         o         o           o                             o
------------------------------------------------------------------------------------------
Alliance Growth Fund              o                     o          o         o        o
------------------------------------------------------------------------------------------
Alliance Technology Fund          o         o                                         o
------------------------------------------------------------------------------------------
Alliance Quasar Fund              o                     o
------------------------------------------------------------------------------------------
The Alliance Fund                 o                     o
------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                       o                                o         o
------------------------------------------------------------------------------------------
Alliance Balanced Shares          o                                o         o
------------------------------------------------------------------------------------------
Alliance New Europe Fund          o                                                   o
------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund                o         o                                         o
------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund               o                                                   o
------------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                              o                     o                             o
------------------------------------------------------------------------------------------
Alliance International Fund       o                                                   o
------------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                              o                                                   o
------------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                              o                                                   o
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                          Country or                Focused
                               Currency   Geographic    Manage-    Portfolio  Allocation
Fund                             Risk        Risk      ment Risk     Risk        Risk
----------------------------------------------------------------------------------------
Alliance Premier Growth Fund                               o           o
----------------------------------------------------------------------------------------
Alliance Health Care Fund          o                       o
----------------------------------------------------------------------------------------
Alliance Growth Fund               o                       o
----------------------------------------------------------------------------------------
Alliance Technology Fund           o                       o
----------------------------------------------------------------------------------------
Alliance Quasar Fund                                       o
----------------------------------------------------------------------------------------
The Alliance Fund                                          o
----------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                                                o
----------------------------------------------------------------------------------------
Alliance Balanced Shares                                   o                       o
----------------------------------------------------------------------------------------
Alliance New Europe Fund           o           o           o
----------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund                 o           o           o
----------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund                o                       o           o
----------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                               o                       o
----------------------------------------------------------------------------------------
Alliance International Fund        o           o           o
----------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                               o           o           o           o
----------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                               o           o           o
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                             Advisor Class Share
                                                             -------------------
Maximum Front-end or Deferred Sales Charge (Load)            None
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

             Operating Expenses                              Examples
-----------------------------------------------    -----------------------------

Alliance Premier Growth Fund

Management fees                            .91%    After 1 year          $   113
Distribution (12b-1) fees                 None     After 3 years         $   353
Other expenses                             .20%    After 5 years         $   612
                                         -----     After 10 years        $ 1,352
Total fund operating expenses             1.11%
                                         =====

Alliance Health Care Fund


Management fees                            .95%    After 1 year          $   145
Distribution (12b-1) fees                 None     After 3 years         $   449
Other expenses                             .47%    After 5 years         $   776
                                         -----     After 10 years        $ 1,702
Total fund operating expenses             1.42%
                                         =====


Alliance Growth Fund

Management fees                            .67%    After 1 year          $    85
Distribution (12b-1) fees                 None     After 3 years         $   265
Other expenses                             .16%    After 5 years         $   460
                                         -----     After 10 years        $ 1,025
Total fund operating expenses              .83%
                                         =====

Alliance Technology Fund

Management fees                           1.00%    After 1 year          $   121
Distribution (12b-1) fees                 None     After 3 years         $   378
Other expenses                             .19%    After 5 years         $   654
                                         -----     After 10 years        $ 1,443
Total fund operating expenses             1.19%
                                         =====

Alliance Quasar Fund

Management fees                           1.01%    After 1 year          $   142
Distribution (12b-1) fees                 None     After 3 years         $   440
Other expenses                             .38%    After 5 years         $   761
                                         -----     After 10 years        $ 1,669
Total fund operating expenses             1.39%
                                         =====

The Alliance Fund

Management fees                            .67%    After 1 year          $    85
Distribution (12b-1) fees                 None     After 3 years         $   265
Other expenses                             .16%    After 5 years         $   460
                                         -----     After 10 years        $ 1,025
Total fund operating expenses              .83%
                                         =====

--------------------------------------------------------------------------------
Please refer to footnotes on page 23.

             Operating Expenses                              Examples
-----------------------------------------------    -----------------------------


Alliance Growth and
Income Fund(a)


Management fees                            .62%    After 1 year          $    83
Distribution (12b-1) fees                 None     After 3 years         $   259
Other expenses                             .19%    After 5 years         $   450
                                         -----     After 10 years        $ 1,002
Total fund operating expenses              .81%
                                         =====

Alliance Balanced Shares Fund


Management fees                            .54%    After 1 year          $    93
Distribution (12b-1) fees                 None     After 3 years         $   290
Other expenses                             .37%    After 5 years         $   504
                                         -----     After 10 years        $ 1,120
Total fund operating expenses              .91%
                                         =====


Alliance New Europe Fund


Management fees                            .93%    After 1 year          $   151
Distribution (12b-1) fees                 None     After 3 years         $   468
Other expenses                             .55%    After 5 years         $   808
                                         -----     After 10 years        $ 1,768
Total fund operating expenses             1.48%
                                         =====


Alliance Worldwide
Privatization Fund


Management fees                           1.00%    After 1 year          $   153
Distribution (12b-1) fees                 None     After 3 years         $   474
Other expenses                             .50%    After 5 years         $   818
                                         -----     After 10 years        $ 1,791
Total fund operating expenses             1.50%
                                         =====


Alliance International
Premier Growth Fund

Management fees                           1.00%    After 1 year          $   164
Distribution (12b-1) fees                 None     After 3 years         $   508
Other expenses                             .61%    After 5 years         $   876
                                         -----     After 10 years        $ 1,911
Total fund operating expenses             1.61%
                                         =====

Alliance Global
Small Cap Fund


Management Fees                           1.00%    After 1 year          $   186
Distribution (12b-1) Fees                 None     After 3 years         $   576
Other Expenses                             .83%    After 5 years         $   990
                                         -----     After 10 years        $ 2,148
Total fund operating expenses             1.83%
                                         =====


Alliance International Fund


Management fees                            .94%    After 1 year          $   161
Distribution (12b-1) fees                 None     After 3 years (c)     $   528
Other expenses                             .78%    After 5 years (c)     $   920
                                         -----     After 10 years (c)    $ 2,019
Total fund operating expenses             1.72%
                                         =====
Waiver and/or expense reimbursement (b)   (.14)%
                                         =====
Net expenses                              1.58%
                                         =====


Alliance Greater
China '97 Fund


Management fees                           1.00%    After 1 year          $   224
Distribution (12b-1) fees                 None     After 3 years (c)     $ 2,064
Other expenses                            8.35%    After 5 years (c)     $ 3,746
                                         -----     After 10 years (c)    $ 7,354
Total fund operating expenses             9.35%
                                         =====
Waiver and/or expense reimbursement (b)  (7.14)%
                                         =====
Net expenses                              2.21%
                                         =====


--------------------------------------------------------------------------------
Please refer to footnotes on page 23.

             Operating Expenses                              Examples
-----------------------------------------------    -----------------------------

Alliance All-Asia
Investment Fund

Management fees                           1.00%    After 1 year          $   222
Distribution (12b-1) fees                 None     After 3 years         $   685
Administration fees                        .15%    After 5 years         $ 1,175
Other operating expenses                  1.04%    After 10 years        $ 2,524
                                         -----
Total fund operating expenses             2.19%
                                         =====

--------------------------------------------------------------------------------

(a) Reflects the increase in the advisory fee effective as of December 7, 2000.
(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.
(c) These examples assume that Alliance's agreement to waive management fees and/or reimburse Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.


RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. & Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Funds' investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

o     invest up to 5% of its net assets in rights or warrants; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund


Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80% of its net assets in securities issued by companies principally engaged in Health Care Industries. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders.


The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provide for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals, as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care

Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care
Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;


o invest in foreign securities, although not generally in excess of 20% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward foreign currency exchange contracts;


o     enter into forward commitments;

o buy and sell stock index futures contracts and options on future contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

Alliance Technology Fund




Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund, under normal circumstances, will invest at least 80% of its net assets in the securities of these companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund normally will invest substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.


The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to a company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts and options on the securities for hedging purposes;

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purpose; and


o make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Alliance Balanced Shares


Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.


The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes;

o subject to market conditions, write covered call options listed on a domestic exchange to realize income; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund


Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund has a fundamental policy of normally investing at least 65% of its total assets in these securities. However, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of European companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into standby commitment agreements;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into forward commitments.

The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

Alliance Worldwide Privatization Fund


Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.


The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may maintain no more than 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may invest up to 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund

Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 50 companies will be represented in the Fund's portfolio, and the 35 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments, Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.


Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 80% of its net assets in equity securities of these smaller capitalization companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

Alliance International Fund

Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Greater China '97 Fund


Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment, under normal circumstances, of at least 80% of its net assets in equity securities issued by Greater China companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.


Alliance believes that over the long term conditions are favorable for expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration, the Fund will sell of that security.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund


Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.


The Fund will primarily invest in investment grade debt securities, but may maintain no more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's and Alliance International Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except the limit is 10% for Alliance Health Care Fund, Alliance International Fund, Alliance Technology Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund will purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund, Alliance Quasar Fund, Alliance Balanced Shares, and Alliance Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund; Alliance Quasar Fund, Alliance Balanced Shares, and Alliance Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance New Europe Fund and 50% with respect to Alliance Worldwide Privatization Fund,

Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, of the Fund's assets at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.


Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not achieve their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, and a substantial portion of the assets of Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance International Fund, Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 141 separate investment portfolios, currently have more than 7.0 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                     Fee as a percentage of            Fiscal
Fund                                average daily net assets*        Year Ending
----                                -------------------------        -----------


Alliance Premier Growth
    Fund                                       .91%                   11/30/00
Alliance Health Care Fund                      .95                     6/30/01
Alliance Growth Fund                           .67                    10/31/00
Alliance Technology Fund                      1.00                    11/30/00
Alliance Quasar Fund                          1.01                     9/30/00
The Alliance Fund                              .67                    11/30/00
Alliance Growth and Income
    Fund                                       .62**                  10/31/00
Alliance Balanced Shares
    Fund                                       .54                     7/31/01
Alliance New Europe Fund                       .93                     7/31/01
Alliance Worldwide
    Privatization Fund                        1.00                     6/30/01
Alliance International
    Premier Growth Fund                       1.00                    11/30/00
Alliance Global Small Cap
    Fund                                      1.00                     7/31/01
Alliance International Fund                    .80                     6/30/01
Alliance Greater China
    '97 Fund                                     0                     7/31/01
Alliance All-Asia Investment
    Fund                                      1.00                    10/31/00


--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.
**    Reflects the increase in the advisory fee effective December 7, 2000.

In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------

Alliance Premier        Alfred Harrison; since             *
Growth Fund             inception--Vice Chairman
                        of Alliance Capital
                        Management Corporation
                        (ACMC)**

Alliance Health         Norman Fidel; since inception      *
Care Fund               --Senior Vice President
                        of ACMC

Alliance Growth         Jane Mack Gould; since 2000        *
Fund                    --Senior Vice President
                        of ACMC

                        Alan Levi; since 2000              *
                        --Senior Vice President
                        of ACMC

Alliance Technology     Peter Anastos; since 1992          *
Fund                    --Senior Vice President
                        of ACMC

                        Gerald T. Malone; since 1992       *
                        --Senior Vice President
                        of ACMC

Alliance Quasar         Bruce Aronow; since 1999           Associated with
Fund                    --Senior Vice President            Alliance since 1999;
                        of ACMC                            prior thereto, Vice
                                                           President at Invesco
                                                           since 1998; prior
                                                           thereto, Vice
                                                           President at LGT
                                                           Asset Management
                                                           since 1996


The Alliance Fund       John L. Blundin; since 2001        *
                        --Executive Vice President
                        of ACMC

                        Alan Levi; since 2001              *
                        --(see above)


Alliance Growth and     Paul Rissman; since 1994
Income Fund             --Senior Vice President
                        of ACMC

Alliance Balanced       Paul Rissman; since 1997           *
Shares Fund             --(see above)

Alliance New Europe     Steven Beinhacker; since 1997      *
Fund                    --Senior Vice President
                        of ACMC

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------

Alliance Worldwide      Mark H. Breedon; since             *
Privatization Fund      inception, Vice President
                        of ACMC and Director
                        and Senior Vice President
                        of Alliance Capital Limited***


Alliance International  Guru M. Baliga; since 2001         Associated with
Premier Growth Fund     --Senior Vice President            Alliance since 1998;
                        of ACMC                            prior thereto,
                                                           senior portfolio
                                                           manager and head of
                                                           the research based
                                                           large cap growth team
                                                           at American Express
                                                           Financial Corporation
                                                           since prior to 1996.

Alliance Global         Bruce Aronow; since 1999           (see above)
Small Cap Fund          --(see above)


                        Mark D. Breedon; since 1998        *
                        --(see above)

Alliance                Edward Baker III; since 2000       *
International Fund      --Senior Vice President
                        of ACMC

Alliance Greater        Matthew W.S. Lee; since 1997       Associated with
China '97 Fund          --Vice President of ACMC           Alliance since 1997;
                                                           prior thereto,
                                                           associated with
                                                           National Mutual Funds
                                                           Management (Asia) and
                                                           James Capel and Co.

Alliance All-Asia       Hiroshi Motoki; since 1998         *
Investment Fund         --Senior Vice President
                        of ACMC and director of
                        Japanese/Asian Equity
                        research

                        Manish Singhai; since 2000         Associated with
                        --Vice President of ACMC           Alliance since 1998;
                                                           prior thereto,
                                                           associated with
                                                           Caspian Securities
                                                           Ltd. as head of
                                                           Asian technology
                                                           research

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.

Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of September 30, 2001, the assets in the Historical Portfolios totaled approximately $8.9 billion and the average size of an institutional account in the Historical Portfolio was approximately $305 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts calculated on a quarterly basis. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.


Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Large Cap Growth Fund Index is prepared by Lipper Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.


The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE--HISTORICAL PORTFOLIOS*


                                                                                           Lipper
                                                                          Russell         Large Cap
                          Premier        Historical       S&P 500           1000           Growth
                           Growth        Portfolios        Index        Growth Index     Fund Index
                            Fund       Total Return**   Total Return    Total Return    Total Return
1/1/01-
9/30/01*** .......        (31.19)%        (30.78)%        (20.38)%        (30.89)%        (33.34)%
Year ended
December:
2000*** ..........        (23.28)         (18.19)          (9.10)         (22.42)         (19.68)
1999*** ..........         23.51           29.67           21.03           33.16           34.82
1998*** ..........         42.97           52.16           28.60           38.71           36.47
1997*** ..........         27.05           34.64           33.36           30.49           27.59
1996*** ..........         18.84           22.06           22.96           23.12           20.56
1995*** ..........         40.66           39.83           37.58           37.19           34.92
1994 .............         (9.78)          (4.82)           1.32            2.66           (0.82)
1993 .............          5.35           10.54           10.08            2.90           10.66
1992 .............            --           12.18            7.62            5.00            6.89
1991 .............            --           38.91           30.47           41.16           37.34
1990 .............            --           (1.57)          (3.10)          (0.26)          (1.82)
1989 .............            --           38.80           31.69           35.92           32.30
1988 .............            --           10.88           16.61           11.27           10.84
1987 .............            --            8.49            5.25            5.31            3.33
1986 .............            --           27.40           18.67           15.36           16.75
1985 .............            --           37.41           31.73           32.85           32.85
1984 .............            --           (3.31)           6.27            (.95)          (4.25)
1983 .............            --           20.80           22.56           15.98           22.63
1982 .............            --           28.02           21.55           20.46           28.91
1981 .............            --           (1.09)          (4.92)         (11.31)          (0.06)
1980 .............            --           50.73           32.50           39.57           47.73
1979 .............            --           30.76           18.61           23.91           29.90
Cumulative
total return
for the period
January 1, 1979 to
September 30, 2001            --           3,431%          2,199%          1,666%          2,106%


--------------------------------------------------------------------------------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 2001 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS


                                                                                   Lipper
                                                                    Russell      Large Cap
                          Premier      Historical      S&P 500        1000         Growth
                          Growth       Portfolios       Index     Growth Index   Fund Index
One year .........        -42.15%        -40.67%       -26.61%       -45.64%       -45.68%
Three years ......         -2.32          -1.04          2.03         -3.28         -3.05
Five years .......          9.70          11.01         10.23          6.50          5.73
Ten years ........         12.59*         12.85         12.69         10.58         10.15
Since January 1,
1979 .............            --          16.96         14.77         13.45         14.57


--------------------------------------------------------------------------------
*     Since inception on 9/28/92.

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:


o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Funds' principal underwriter, Alliance Fund Distributors, Inc. or AFD;


o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.


Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares.


A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares for Advisor Class shares of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                 P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary Alliance Global Investor Services, Inc. or AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, a Fund's distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares or reinvest a cash distribution in additional shares.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.


If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, each Fund will send its Shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares

The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance Greater China '97 Fund, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                                   Income from Investment Operations
                                                         ----------------------------------------------------
                                                                               Net Gains
                                         Net Asset                           or Losses on
                                          Value,                              Securities          Total from
                                         Beginning       Net Investment     (both realized        Investment
      Fiscal Year or Period              of Period        Income (Loss)     and unrealized)       Operations
      ---------------------            ------------      ---------------    ---------------     -------------
Alliance Premier Growth Fund
   12/1/00 to 5/31/01+ ....            $   29.99         $   (.07)(b)            $  (2.57)         $  (2.64)
   Year ended 11/30/00 ....                36.25             (.14)(b)               (3.76)            (3.90)
   Year ended 11/30/99 ....                27.71             (.17)(b)                9.32              9.15
   Year ended 11/30/98 ....                22.10             (.07)(b)                7.14              7.07
   Year ended 11/30/97 ....                17.99             (.06)(b)                5.25              5.19
   10/2/96++ to 11/30/96 ..                15.94             (.01)(b)                2.06              2.05

Alliance Health Care Fund
   Year ended 6/30/01 .....            $   12.54         $   (.07)(b)            $  (1.02)         $  (1.09)
   8/27/99+++ to 6/30/00 ..                10.00             (.03)(b)(c)             2.57              2.54

Alliance Growth Fund
   11/1/00 to 4/30/01+ ....            $   53.17         $   (.02)(b)            $ (11.89)         $ (11.91)
   Year ended 10/31/00 ....                56.88             (.02)(b)                3.75              3.73
   Year ended 10/31/99 ....                47.47              .02(b)                13.10             13.12
   Year ended 10/31/98 ....                44.08              .08(b)                 6.22              6.30
   Year ended 10/31/97 ....                34.91             (.05)(b)               10.25             10.20
   10/2/96++ to 10/31/96 ..                34.14             0.00                     .77               .77

Alliance Technology Fund
   12/1/00 to 5/31/01+ ....            $   96.60         $   (.23)(b)            $ (10.70)         $ (10.93)
   Year ended 11/30/00 ....               112.59             (.91)(b)              (11.04)           (11.95)
   Year ended 11/30/99 ....                69.04             (.68)(b)               49.40             48.72
   Year ended 11/30/98 ....                54.63             (.50)(b)               15.49             14.99
   Year ended 11/30/97 ....                51.17             (.45)(b)                4.33              3.88
   10/2/96++ to 11/30/96 ..                47.32             (.05)(b)                3.90              3.85

Alliance Quasar Fund
   10/1/00 to 3/31/01+ ....            $   31.07         $   (.14)(b)            $  (9.07)         $  (9.21)
   Year ended 9/30/00 .....                24.01             (.30)(b)                7.36              7.06
   Year ended 9/30/99 .....                22.37             (.15)(b)                2.80              2.65
   Year ended 9/30/98 .....                30.42             (.09)(b)               (6.73)            (6.82)
   10/2/96++ to 9/30/97 ...                27.82             (.17)(b)                6.88              6.71

The Alliance Fund
   12/1/00 to 5/31/01+ ....            $    5.86         $   (.01)(b)            $   (.18)         $   (.19)
   Year ended 11/30/00 ....                 7.58             (.02)(b)               (1.06)            (1.08)
   Year ended 11/30/99 ....                 5.98             (.01)(b)                2.00              1.99
   Year ended 11/30/98 ....                 8.69             (.01)(b)                (.53)             (.54)
   Year ended 11/30/97 ....                 7.71             (.02)(b)                2.10              2.08
   10/2/96++ to 11/30/96 ..                 6.99             0.00                     .72               .72

Alliance Growth and
Income Fund
   11/1/00 to 4/30/01+ ....            $    4.08         $    .02(b)             $    .11          $    .13
   Year ended 10/31/00 ....                 3.71              .05(b)                  .54               .59
   Year ended 10/31/99 ....                 3.44              .04(b)                  .63               .67
   Year ended 10/31/98 ....                 3.48              .04(b)                  .43               .47
   Year ended 10/31/97 ....                 3.00              .05(b)                  .87               .92
   10/2/96++ to 10/31/96 ..                 2.97             0.00                     .03               .03

Alliance Balanced Shares
   Year ended 7/31/01 .....            $   15.54         $    .44(b)             $   1.16          $   1.60
   Year ended 7/31/00 .....                15.64              .43(b)                  .50               .93
   Year ended 7/31/99 .....                15.98              .39(b)                 1.29              1.68
   Year ended 7/31/98 .....                16.17              .37(b)                 1.87              2.24
   10/2/96++ to 7/31/97 ...                14.79              .23(b)                 3.22              3.45

Alliance New Europe Fund
   Year ended 7/31/01 .....            $   21.18         $   0.00(b)             $  (4.87)         $  (4.87)
   Year ended 7/31/00 .....                18.58             (.01)(b)                3.52              3.51
   Year ended 7/31/99 .....                21.79              .13(b)                 (.78)             (.65)
   Year ended 7/31/98 .....                18.57              .08(b)                 5.28              5.36
   10/2/96++ to 7/31/97 ...                16.25              .11(b)                 3.76              3.87

Alliance Worldwide
Privatization Fund
   Year ended 6/30/01 .....            $   13.53         $    .04(b)             $  (3.43)         $  (3.39)
   Year ended 6/30/00 .....                11.77             0.00                    2.82              2.82
   Year ended 6/30/99 .....                12.63              .02(b)                  .93               .95
   Year ended 6/30/98 .....                13.23              .19(b)                  .80               .99
   10/2/96++ to 6/30/97 ...                12.14              .18(b)                 2.52              2.70

Alliance International
Premier Growth Fund
   12/1/00 to 5/31/01+ ....            $   10.58         $   (.03)(b)            $  (1.17)         $  (1.20)
   Year ended 11/30/00 ....                13.27             (.09)(b)               (2.16)            (2.25)
   Year ended 11/30/99 ....                 9.64             (.12)(b)(c)             3.75              3.63
   3/3/98+++ to 11/30/98 ..                10.00              .01(b)(c)              (.37)             (.36)

                                                         Less Dividends and Distributions                    Less Distributions
                                       --------------------------------------------------------------------  ------------------

                                        Dividends       Distributions                                              Total
                                        from Net        in Excess of         Distributions    Distributions       Dividends
                                       Investment      Net Investment            from         in Excess of          and
      Fiscal Year or Period              Income            Income            Capital Gains    Capital Gains     Distributions
      ---------------------            -----------     --------------       --------------    -------------  ----------------
Alliance Premier Growth Fund
   12/1/00 to 5/31/01+ ....               $   0.00          $   0.00          $  (2.65)         $   0.00          $  (2.65)
   Year ended 11/30/00 ....                   0.00              0.00             (2.36)             0.00             (2.36)
   Year ended 11/30/99 ....                   0.00              0.00              (.61)             0.00              (.61)
   Year ended 11/30/98 ....                   0.00              0.00             (1.46)             0.00             (1.46)
   Year ended 11/30/97 ....                   0.00              0.00             (1.08)             0.00             (1.08)
   10/2/96++ to 11/30/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Health Care Fund
   Year ended 6/30/01 .....               $   0.00          $   0.00          $   (.08)         $   (.01)         $   (.09)
   8/27/99+++ to 6/30/00 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Growth Fund
   11/1/00 to 4/30/01+ ....               $   0.00          $   0.00          $  (5.70)         $   0.00          $  (5.70)
   Year ended 10/31/00 ....                   0.00              0.00             (7.44)             0.00             (7.44)
   Year ended 10/31/99 ....                   0.00              0.00             (3.71)             0.00             (3.71)
   Year ended 10/31/98 ....                   0.00              0.00             (2.91)             0.00             (2.91)
   Year ended 10/31/97 ....                   0.00              0.00             (1.03)             0.00             (1.03)
   10/2/96++ to 10/31/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Technology Fund
   12/1/00 to 5/31/01+ ....               $   0.00          $   0.00          $  (6.28)         $   0.00          $  (6.28)
   Year ended 11/30/00 ....                   0.00              0.00             (4.04)             0.00             (4.04)
   Year ended 11/30/99 ....                   0.00              0.00             (5.17)             0.00             (5.17)
   Year ended 11/30/98 ....                   0.00              0.00              (.58)             0.00              (.58)
   Year ended 11/30/97 ....                   0.00              0.00              (.42)             0.00              (.42)
   10/2/96++ to 11/30/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Quasar Fund
   10/1/00 to 3/31/01+ ....               $   0.00          $   0.00          $  (2.70)         $   0.00          $  (2.70)
   Year ended 9/30/00 .....                   0.00              0.00              0.00              0.00              0.00
   Year ended 9/30/99 .....                   0.00              0.00             (1.01)             0.00             (1.01)
   Year ended 9/30/98 .....                   0.00              0.00             (1.23)             0.00             (1.23)
   10/2/96++ to 9/30/97 ...                   0.00              0.00             (4.11)             0.00             (4.11)

The Alliance Fund
   12/1/00 to 5/31/01+ ....               $   0.00          $   0.00          $   (.29)         $   0.00          $   (.29)
   Year ended 11/30/00 ....                   0.00              0.00              (.64)             0.00              (.64)
   Year ended 11/30/99 ....                   0.00              0.00              (.39)             0.00              (.39)
   Year ended 11/30/98 ....                   0.00              0.00             (2.17)             0.00             (2.17)
   Year ended 11/30/97 ....                   (.04)             0.00             (1.06)             0.00             (1.10)
   10/2/96++ to 11/30/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Growth and
Income Fund
   11/1/00 to 4/30/01+ ....               $   (.02)         $   0.00          $   (.24)         $   0.00          $   (.26)
   Year ended 10/31/00 ....                   (.05)             0.00              (.17)             0.00              (.22)
   Year ended 10/31/99 ....                   (.04)             (.01)             (.35)             0.00              (.40)
   Year ended 10/31/98 ....                   (.05)             0.00              (.46)             0.00              (.51)
   Year ended 10/31/97 ....                   (.06)             0.00              (.38)             0.00              (.44)
   10/2/96++ to 10/31/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Balanced Shares
   Year ended 7/31/01 .....               $   (.42)         $   0.00          $   (.74)         $   0.00          $  (1.16)
   Year ended 7/31/00 .....                   (.39)             0.00              (.64)             0.00             (1.03)
   Year ended 7/31/99 .....                   (.37)             0.00             (1.65)             0.00             (2.02)
   Year ended 7/31/98 .....                   (.36)             0.00             (2.07)             0.00             (2.43)
   10/2/96++ to 7/31/97 ...                   (.27)             0.00             (1.80)             0.00             (2.07)

Alliance New Europe Fund
   Year ended 7/31/01 .....               $   0.00          $   0.00          $  (1.50)         $   (.13)         $  (1.63)
   Year ended 7/31/00 .....                   0.00              0.00              (.91)             0.00              (.91)
   Year ended 7/31/99 .....                   0.00              0.00             (2.56)             0.00             (2.56)
   Year ended 7/31/98 .....                   0.00              (.09)            (2.05)             0.00             (2.14)
   10/2/96++ to 7/31/97 ...                   (.09)             (.14)            (1.32)             0.00             (1.55)

Alliance Worldwide
Privatization Fund
   Year ended 6/30/01 .....               $   0.00          $   0.00          $  (1.37)         $   (.01)         $  (1.38)
   Year ended 6/30/00 .....                  (0.00)             0.00             (1.06)             0.00             (1.06)
   Year ended 6/30/99 .....                   (.17)             0.00             (1.64)             0.00             (1.81)
   Year ended 6/30/98 .....                   (.23)             0.00             (1.36)             0.00             (1.59)
   10/2/96++ to 6/30/97 ...                   (.19)             0.00             (1.42)             0.00             (1.61)

Alliance International
Premier Growth Fund
   12/1/00 to 5/31/01+ ....               $   0.00          $   0.00          $   0.00          $   0.00          $   0.00
   Year ended 11/30/00 ....                   0.00              0.00              (.44)             0.00              (.44)
   Year ended 11/30/99 ....                   0.00              0.00              0.00              0.00              0.00
   3/3/98+++ to 11/30/98 ..                   0.00              0.00              0.00              0.00              0.00

                                                                                        Ratios/Supplemental Data
                                                                 ------------------------------------------------------------------

                                Net Asset                                             Ratio of      Ratio of Net
                                  Value,                           Net Assets,        Expenses      Income (Loss)
                                 End of             Total        End of Period       to Average       to Average        Portfolio
      Fiscal Year or Period       Period          Return (a)     (000's omitted)     Net Assets       Net Assets      Turnover Rate
      ---------------------    -------------     ------------    ---------------     -----------     -------------    -------------
Alliance Premier Growth Fund
   12/1/00 to 5/31/01+ ....     $   24.70            (9.96)%        $474,590            1.20%*           (.52)%*           80%
   Year ended 11/30/00 ....         29.99           (11.61)          523,315            1.11             (.38)            125
   Year ended 11/30/99 ....         36.25            33.68           466,690            1.16             (.51)             75
   Year ended 11/30/98 ....         27.71            34.31           271,661            1.26(e)          (.28)             82
   Year ended 11/30/97 ....         22.10            30.98            53,459            1.25             (.28)             76
   10/2/96++ to 11/30/96 ..         17.99            12.86             1,922            1.50*            (.48)*            95

Alliance Health Care Fund
   Year ended 6/30/01 .....     $   11.36            (8.84)%         $ 7,518            1.42%            (.59)%             8%
   8/27/99+++ to 6/30/00 ..         12.54            25.40             6,184            1.61*(d)         (.36)(c)*         26

Alliance Growth Fund
   11/1/00 to 4/30/01+ ....     $   35.56           (24.02)%         $26,814             .94%*           (.09)%*           85%
   Year ended 10/31/00 ....         53.17             6.27            38,278             .83              .03              58
   Year ended 10/31/99 ....         56.88            29.08           142,720             .88              .03              62
   Year ended 10/31/98 ....         47.47            14.92           174,745             .93(e)           .17              61
   Year ended 10/31/97 ....         44.08            29.92           101,205             .98(e)          (.12)             48
   10/2/96++ to 10/31/96 ..         34.91             2.26               946            1.26*             .50*             46

Alliance Technology Fund
   12/1/00 to 5/31/01+ ....     $   79.39           (12.33)%        $289,888            1.18%*           (.54)%*           26%
   Year ended 11/30/00 ....         96.60           (11.22)          288,889            1.19             (.66)             46
   Year ended 11/30/99 ....        112.59            75.22           330,404            1.35(e)          (.78)             54
   Year ended 11/30/98 ....         69.04            27.73           230,295            1.37(e)          (.84)             67
   Year ended 11/30/97 ....         54.63             7.65           167,120            1.39(e)          (.81)             51
   10/2/96++ to 11/30/96 ..         51.17             8.14               566            1.75*           (1.21)*            30

Alliance Quasar Fund
   10/1/00 to 3/31/01+ ....     $   19.16           (31.70)%         $88,117            1.43%*          (1.22)%*           63%
   Year ended 9/30/00 .....         31.07            29.40           135,414            1.39(e)         (1.08)            160
   Year ended 9/30/99 .....         24.01            12.16           164,671            1.42(e)          (.62)             91
   Year ended 9/30/98 .....         22.37           (23.24)          175,037            1.38(e)          (.32)            109
   10/2/96++ to 9/30/97 ...         30.42            28.47            62,455            1.58*            (.74)*           135

The Alliance Fund
   12/1/00 to 5/31/01+ ....     $    5.38            (3.53)%         $30,982            1.03%*           (.40)%*          122%
   Year ended 11/30/00 ....          5.86           (15.66)            8,304             .83             (.35)             86
   Year ended 11/30/99 ....          7.58            35.66             9,970             .85             (.20)             97
   Year ended 11/30/98 ....          5.98            (8.19)           11,305             .83             (.16)            106
   Year ended 11/30/97 ....          8.69            32.00            10,275             .83             (.21)            158
   10/2/96++ to 11/30/96 ..          7.71            10.30             1,083             .89*             .38*             80

Alliance Growth and
Income Fund
   11/1/00 to 4/30/01+ ....     $    3.95             3.77%          $493,095            .79%*            .98%*            29%
   Year ended 10/31/00 ....          4.08            16.98           185,754             .65             1.21              53
   Year ended 10/31/99 ....          3.71            21.03            39,739             .68             1.12              48
   Year ended 10/31/98 ....          3.44            14.96            22,786             .76(e)          1.14              89
   Year ended 10/31/97 ....          3.48            33.61             3,207             .71(e)          1.42              88
   10/2/96++ to 10/31/96 ..          3.00             1.01                87             .37*            3.40*             88

Alliance Balanced Shares
   Year ended 7/31/01 .....     $   15.98            10.75%          $ 5,446             .91%            2.75%             63%
   Year ended 7/31/00 .....         15.54             6.48             2,943             .86             2.88              76
   Year ended 7/31/99 .....         15.64            11.71             2,627             .97(e)          2.56             105
   Year ended 7/31/98 .....         15.98            15.32             2,079            1.06(e)          2.33             145
   10/2/96++ to 7/31/97 ...         16.17            25.96             1,565            1.30(e)*         2.15*            207

Alliance New Europe Fund
   Year ended 7/31/01 .....     $   14.68           (24.42)%         $ 5,729            1.48%             .02%             84%
   Year ended 7/31/00 .....         21.18            19.21             9,196            1.34(e)          (.06)            103
   Year ended 7/31/99 .....         18.58            (2.54)            4,778            1.51(e)           .68              89
   Year ended 7/31/98 .....         21.79            32.55             3,143            1.56(e)           .39              99
   10/2/96++ to 7/31/97 ...         18.57            25.76             4,130            1.71(e)*          .77*             89

Alliance Worldwide
Privatization Fund
   Year ended 6/30/01 .....     $    8.76           (26.58)%         $ 1,343            1.50%             .38%             42%
   Year ended 6/30/00 .....         13.53            24.68             2,506            1.43(e)           .01              67
   Year ended 6/30/99 .....         11.77            10.12             1,610            1.62(e)           .37              58
   Year ended 6/30/98 .....         12.63             9.48             1,716            1.45             1.48              53
   10/2/96++ to 6/30/97 ...         13.23            25.24               374            1.96*            2.97*             48

Alliance International
Premier Growth Fund
   12/1/00 to 5/31/01+ ....     $    9.38           (11.34)%         $16,448            1.85%*           (.65)%*          187%
   Year ended 11/30/00 ....         10.58           (17.57)           18,800            1.61             (.68)            111
   Year ended 11/30/99 ....         13.27            37.66             2,386            2.21(d)(e)      (1.06)            107
   3/3/98+++ to 11/30/98 ..          9.64            (3.60)            1,386            2.20(d)*          .13*            151


--------------------------------------------------------------------------------
Please refer to the footnotes on page 52.


                                     50 & 51

                                                                   Income from Investment Operations
                                                         ----------------------------------------------------
                                                                               Net Gains
                                         Net Asset                           or Losses on
                                          Value,                              Securities          Total from
                                         Beginning       Net Investment     (both realized        Investment
      Fiscal Year or Period              of Period        Income (Loss)     and unrealized)       Operations
      ---------------------            ------------      ---------------    ---------------     -------------
Alliance Global
Small Cap Fund
   Year ended 7/31/01 .....            $   15.28         $   (.11)(b)            $  (4.58)         $  (4.69)
   Year ended 7/31/00 .....                11.74             (.12)(b)                3.86              3.74
   Year ended 7/31/99 .....                12.20             (.07)(b)                 .77               .70
   Year ended 7/31/98 .....                12.89             (.07)(b)                 .37               .30
   10/2/96++ to 7/31/97 ...                12.56             (.08)(b)                1.97              1.89

Alliance International Fund
   Year ended 6/30/01 .....            $   19.72         $   (.04)(b)(c)         $  (5.56)         $  (5.60)
   Year ended 6/30/00 .....                16.24              .01(b)(c)              4.66              4.67
   Year ended 6/30/99 .....                18.54              .01(b)(c)              (.75)             (.74)
   Year ended 6/30/98 .....                18.67              .02(b)(c)              1.13              1.15
   10/2/96++ to 6/30/97 ...                17.96              .16(b)                 1.78              1.94

Alliance Greater
China '97 Fund
   Year ended 7/31/01 .....            $   10.41         $    .06(b)(c)          $  (1.94)         $  (1.88)
   Year ended 7/31/00 .....                 8.24             (.02)(b)(c)             2.19              2.17
   Year ended 7/31/99 .....                 4.85              .04(b)(c)              3.35              3.39
   9/3/97+++ to 7/31/98 ...                10.00              .10(b)(c)             (5.18)            (5.08)

Alliance All-Asia
Investment Fund
   11/1/00 to 4/30/01+ ....            $    9.81         $   (.07)(b)(c)         $  (1.80)         $  (1.87)
   Year ended 10/31/00 ....                10.54             (.17)(b)                (.56)             (.73)
   Year ended 10/31/99 ....                 5.90             (.10)(b)(c)             4.74              4.64
   Year ended 10/31/98 ....                 7.56             (.08)(b)(c)            (1.58)            (1.66)
   Year ended 10/31/97 ....                11.04             (.15)(b)(c)            (2.99)            (3.14)
   10/2/96++ to 10/31/96 ..                11.65             0.00(b)(c)              (.61)             (.61)

                                                         Less Dividends and Distributions                    Less Distributions
                                       --------------------------------------------------------------------  ------------------

                                        Dividends       Distributions                                              Total
                                        from Net        in Excess of         Distributions    Distributions       Dividends
                                       Investment      Net Investment            from         in Excess of          and
      Fiscal Year or Period              Income            Income            Capital Gains    Capital Gains     Distributions
      ---------------------            -----------     --------------       --------------    -------------  ----------------
Alliance Global
Small Cap Fund
   Year ended 7/31/01 .....               $   0.00          $   0.00          $   0.00          $  (1.73)         $  (1.73)
   Year ended 7/31/00 .....                   0.00              0.00              (.20)             0.00              (.20)
   Year ended 7/31/99 .....                   0.00              0.00             (1.16)             0.00             (1.16)
   Year ended 7/31/98 .....                   0.00              0.00              (.99)             0.00              (.99)
   10/2/96++ to 7/31/97 ...                   0.00              0.00             (1.56)             0.00             (1.56)

Alliance International Fund
   Year ended 6/30/01 .....               $   0.00          $   0.00          $  (3.28)         $   (.14)         $  (3.42)
   Year ended 6/30/00 .....                   0.00              0.00             (1.19)             0.00             (1.19)
   Year ended 6/30/99 .....                   (.01)             (.51)            (1.04)             0.00             (1.56)
   Year ended 6/30/98 .....                   (.02)             (.05)            (1.21)             0.00             (1.28)
   10/2/96++ to 6/30/97 ...                   (.15)             0.00             (1.08)             0.00             (1.23)

Alliance Greater
China '97 Fund
   Year ended 7/31/01 .....               $   0.00          $   0.00          $   0.00          $   0.00          $   0.00
   Year ended 7/31/00 .....                   0.00              0.00              0.00              0.00              0.00
   Year ended 7/31/99 .....                   0.00              0.00              0.00              0.00              0.00
   9/3/97+++ to 7/31/98 ...                   (.07)             0.00              0.00              0.00              (.07)

Alliance All-Asia
Investment Fund
   11/1/00 to 4/30/01+ ....               $   0.00          $   0.00          $  (1.11)         $   0.00          $  (1.11)
   Year ended 10/31/00 ....                   0.00              0.00              0.00              0.00              0.00
   Year ended 10/31/99 ....                   0.00              0.00              0.00              0.00              0.00
   Year ended 10/31/98 ....                   0.00              0.00              0.00              0.00              0.00
   Year ended 10/31/97 ....                   0.00              0.00              (.34)             0.00              (.34)
   10/2/96++ to 10/31/96 ..                   0.00              0.00              0.00              0.00              0.00

                                                                                      Ratios/Supplemental Data
                                                                 ------------------------------------------------------------------

                                Net Asset                                             Ratio of       Ratio of Net
                                  Value,                           Net Assets,        Expenses       Income (Loss)
                                 End of             Total        End of Period       to Average       to Average        Portfolio
      Fiscal Year or Period       Period          Return (a)     (000's omitted)     Net Assets       Net Assets      Turnover Rate
      ---------------------    -------------     ------------    --------------      -----------     -------------    -------------
Alliance Global
Small Cap Fund
   Year ended 7/31/01 .....     $    8.86           (33.71)%         $   797         1.83%(e)           (1.03)%           121%
   Year ended 7/31/00 .....         15.28            32.19               707         1.69(e)             (.76)            133
   Year ended 7/31/99 .....         11.74             7.63               189         2.13(e)             (.63)            120
   Year ended 7/31/98 .....         12.20             2.82               392         1.87(e)             (.57)            113
   10/2/96++ to 7/31/97 ...         12.89            17.08               333         2.05(e)*            (.84)*           129

Alliance International Fund
   Year ended 6/30/01 .....     $   10.70           (31.77)%         $ 6,272         1.58%(d)(e)         (.32)%(c)         89%
   Year ended 6/30/00 .....         19.72            29.64            25,407         1.55(d)(e)(f)        .04(c)          154
   Year ended 6/30/99 .....         16.24            (3.62)           33,949         1.57(d)(e)           .04(c)          178
   Year ended 6/30/98 .....         18.54             6.98            47,154         1.47(d)              .13(c)          121
   10/2/96++ to 6/30/97 ...         18.67            11.57             8,697         1.69(e)*            1.47*             94

Alliance Greater
China '97 Fund
   Year ended 7/31/01 .....     $    8.53           (18.06)%         $   386         2.21%(d)(e)          .71%             64%
   Year ended 7/31/00 .....         10.41            26.34               273         2.22(d)(e)          (.15)            158
   Year ended 7/31/99 .....          8.24            69.90               161         2.22(d)(e)           .58              94
   9/3/97+++ to 7/31/98 ...          4.85           (51.06)               60         2.22(d)(e)*         1.51*             58

Alliance All-Asia
Investment Fund
   11/1/00 to 4/30/01+ ....     $    6.83           (21.12)%         $ 4,655         2.70%(d)(e)*       (1.99)%(c)*       142%
   Year ended 10/31/00 ....          9.81            (6.93)            5,155         2.19(e)(f)         (1.31)            153
   Year ended 10/31/99 ....         10.54            78.64             4,746         2.45(d)(e)         (1.33)            119
   Year ended 10/31/98 ....          5.90           (21.96)            2,012         3.46(d)(e)         (1.22)             93
   Year ended 10/31/97 ....          7.56           (29.42)            1,338         3.21(d)            (1.51)             70
   10/2/96++ to 10/31/96 ..         11.04            (5.24)               27         4.97(d)*            1.63*             66

--------------------------------------------------------------------------------
+     Unaudited.
++    Commencement of distribution.
+++   Commencement of operations.

*     Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:


                                       1996      1997       1998        1999       2000       2001
Alliance All-Asia Investment Fund
Advisor Class                          5.54%*    3.43%      4.39%       2.93%        --       2.88%*

Alliance International Premier
Growth Fund
Advisor Class                            --        --       6.28%*      2.96%        --         --

Alliance International Fund
Advisor Class                                    1.69%      1.62%       1.70%      1.69%      1.72%

Alliance Greater China '97 Fund
Advisor Class                                      --      18.13%*     19.01%      9.61%      9.35%

Alliance Health Care Fund
Advisor Class                                      --         --          --       1.65%        --


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets assuming the assumption and/or waiver/reimbursement of expenses described in note (d) above would have been as follows:


                                           1997        1998        1999       2000        2001
Alliance International Fund
Advisor Class                              1.69%*        --        1.55%      1.53%       1.57%

Alliance Global Small Cap Fund
Advisor Class                              2.04%*      1.84%       2.10%      1.68%       1.82%

Alliance New Europe Fund
Advisor Class                              1.71%*      1.54%       1.50%      1.33%         --

Alliance All-Asia Investment Fund
Advisor Class                                --        3.41%       2.43%      2.18%       2.70%*

Alliance Balanced Shares
Advisor Class                              1.29%*      1.05%        .96%        --          --

Alliance Worldwide Privatization Fund
Advisor Class                                --          --        1.61%      1.42%         --

Alliance Quasar Fund
Advisor Class                                --        1.37%       1.41%      1.38%*        --

Alliance International Premier
Growth Fund
Advisor Class                                --          --        2.20%        --          --

Alliance Growth and Income Fund
Advisor Class                               .70%        .75%         --         --          --

Alliance Growth Fund
Advisor Class                               .96%        .92%         --         --          --

Alliance Technology Fund Fund
Advisor Class                              1.38%       1.36%       1.34%        --          --

Alliance Greater China '97 Fund
Advisor Class                                --        2.20%*      2.20%      2.20%       2.20%

Alliance Premier Growth Fund
Advisor Class                                --        1.25%         --         --          --

(f) Includes interest expense. If Alliance International Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to the Advisor Class, 1.68% for 2000. If Alliance All-Asia Investment Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to the Advisor Class, .70% for 2001.



                                     52 & 53

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.

Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.52 in 2000.


The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 6222.46 at the end of 2000, down approximately 10% from the end of 1999. On October 5, 2001, the FT-SE index closed at 5036.00.


The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 413 of the 659 seats in the House of Commons. For further information regarding the United Kingdom, see the SAI of New Europe Fund.


Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which have succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. The TOPIX closed at 1283.67 at the end of 2000, down approximately 25% from the end of 1999. On October 5, 2001, the TOPIX closed at 1070.45.


Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the parliament. On April 6, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi, the parliament elected Yoshiro Mori to replace Mr. Obuchi as prime minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. In November 2000, amidst growing dissatisfaction with Mr. Mori's leadership, the parliament submitted a motion of no confidence, which was narrowly defeated. Mr. Mori was replaced as Prime Minister by Junichiro Koizumi in April 2001. On July 29, 2001, the LDP won 64 of the 121 open seats in the House of Councillors election, leaving the LDP-led coalition a substantial majority in both houses of the Parliament. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. While there has been some improvement, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalling economy. For further information regarding Japan, see the SAIs of Alliance International Fund and Alliance All-Asia Investment Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. In September 2000, however, the U.S. Congress authorized the President to grant permanent normal trade relations (formerly known as most favored nation status) to China, ending the current annual review process and facilitating China's entry into the World Trade Organization ("WTO"). With all bilateral and multilateral negotiations now completed, it is anticipated that China's entry into the WTO will be finalized by early 2002. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.


China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities. The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

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

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

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

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 1520
            Secaucus, N.J. 07096-1520

By Phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash, DC 20549-0102

You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com.

Fund                                                                SEC File No.
--------------------------------------------------------------------------------
Alliance Premier Growth Fund                                         811-06730
Alliance Health Care Fund                                            811-09329
Alliance Growth Fund                                                 811-05088
Alliance Technology Fund                                             811-03131
Alliance Quasar Fund                                                 811-01716
The Alliance Fund                                                    811-00204
Alliance Growth & Income                                             811-00126
Alliance Balanced Shares                                             811-00134
Alliance New Europe Fund                                             811-06028
Alliance Worldwide Privatization Fund                                811-08426
Alliance International Premier Growth Fund                           811-08527
Alliance Global Small Cap Fund                                       811-01415
Alliance International Fund                                          811-03130
Alliance Greater China '97 Fund                                      811-08201
Alliance All-Asia Investment Fund                                    811-08776

--------------------------------------------------------------------------------


Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


--------------------------------------------------------------------------------

(LOGO)
                                ALLIANCE NEW EUROPE FUND, INC.
______________________________________________________________
c/o Alliance Global Investor Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      November 1, 2001
______________________________________________________________

 This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated November 1, 2001, for the Alliance New Europe Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus, dated November 1, 2001, for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares of the Fund, the "Prospectus"). Financial statements for the Fund for the year ended July 31, 2001 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of such Prospectuses and the annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone numbers shown above.

                        Table Of Contents

                                                             Page

Description of the Fund.....................................
Management of the Fund......................................
Expenses of the Fund........................................
Purchase of Shares..........................................
Redemption and Repurchase of Shares.........................
Shareholder Services........................................
Net Asset Value.............................................
Dividends, Distributions and Taxes..........................
Portfolio Transactions......................................
General Information.........................................
Financial Statements and Report of Independent Auditors.....
Appendix A: Special Risk Considerations..................... A-1
Appendix B: Currency Hedging Techniques..................... B-1

Appendix C: Additional Information About The
  United Kingdom............................................ C-1
Appendix D: Certain Employee Benefit Plans.................. D-1

_______________________________________________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

Introduction to the Fund

      The Fund is a diversified, open-end management investment company commonly known as a "mutual fund." The Fund, from inception in 1990 until February 8, 1991, was a closed-end investment company. The investment objective and policies of the Fund are set forth below. The Fund's investment objective is a "fundamental policy" within the meaning of the Investment Company Act of 1940, as (the "1940 Act"), and, therefore, may not be changed by the Directors without a shareholder vote. Except as provided below, the Fund's investment policies are not fundamental and, therefore, may be changed by the Board of Directors without shareholder approval; however, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of its total assets in the equity securities of European companies. However, under normal circumstances, the Fund will invest at least 80%, and normally substantially more, of its net assets in equity securities of European companies. This policy will not be changed without 60 days' prior written notice to shareholders. In addition, for purposes of this policy, net assets includes any borrowings for investment purposes. The Fund defines European companies to be companies
(a) that are organized under the laws of a European country and have a principal office in a European country or (b) that derive 50% or more of their total revenues from business in Europe or
(c) the equity securities of which are traded principally on a stock exchange in Europe. When Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance") believes that such investments provide the opportunity for capital appreciation, however, up to 20% of the Fund's net assets may be invested in U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations which are rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or, if not so rated, of equivalent investment quality as determined by the Fund's Adviser.

         Unless otherwise indicated, Europe consists of the Republic of Austria, the Kingdom of Belgium, the Kingdom of Denmark, Germany, the Republic of Finland, the Republic of France, the Hellenic Republic ("Greece"), the Republic of Iceland, the Republic of Ireland, the Italian Republic, the Grand Duchy of Luxembourg, the Kingdom of the Netherlands, the Kingdom of Norway, the Republic of Portugal, the Kingdom of Spain, the Kingdom of Sweden, the Swiss Confederation ("Switzerland"), the Republic of Turkey and the United Kingdom of Great Britain and Northern Ireland (together, "Western Europe"), plus the People's Republic of Bulgaria, the Czech Republic and Slovakia, the Republic of Hungary, the Republic of Poland, Romania and the states formed from the break-up of the former Socialist Federal Republic of Yugoslavia (together, "Eastern Europe"). Additional countries on the continent of Europe may be considered part of the Fund's definition of Europe and appropriate spheres of investment by the Fund as the securities markets of those countries develop. The Fund's definition of European companies may include companies that have characteristics and business relationships common to companies in other regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other regions, as well as to Europe. The Fund believes, however, that investment in such companies will be appropriate in light of the Fund's investment objective, because the Adviser will select among such companies only those which in its view have sufficiently strong exposure to economic and market forces in Europe such that their value will reflect European developments to a greater extent than developments in other regions. For example, the Adviser may invest in companies organized and located in the United States or other countries outside of Europe, including companies having their entire production facilities outside of Europe, when such companies meet one or more elements of the Fund's definition of European companies so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in Europe.

         On January 1, 1999, 11 of the 15 member countries of the European Union introduced the "euro" as a common currency.
During a three-year transitional period, the euro will coexist with each participating country's currency. Beginning July 1, 2002, the euro is anticipated to become the sole currency of the participating countries.

         The Adviser believes that the quickening pace of economic integration and political change in Europe, reflected in such developments as the reduction of barriers to free trade within the European Community, creates the potential for many European companies to experience rapid growth. The emergence of market economies in certain European countries as well as the broadening and strengthening of such economies in other European countries may significantly contribute to the potential for accelerated economic development. Companies engaged in business in European countries with relatively mature capital markets may also benefit from local or international trends encouraging the development of capital markets and diminishing governmental intervention in economic affairs. Furthermore, new technologies, innovative products and favorable regulatory developments may support earnings growth. The Fund will invest in companies which, in the opinion of the Adviser, possess such rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also seek investment opportunities among larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services. The Adviser's subsidiaries maintain offices in London, Luxembourg and Istanbul, and investment professionals from those offices conduct frequent visits and interviews with management of European companies. The Adviser's local expertise in Europe facilitates its investment approach of buying stocks based on its on-site research of European companies as contrasted to a strategy of selecting countries with favorable outlooks and then selecting stocks of companies located in those countries.

         The Fund will emphasize investment in European companies believed by the Adviser to be the likely beneficiaries of the efforts of the European Union (the "EU") to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. The EU is a European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom. In this regard, the Adviser will give consideration to the existence and extent of economic barriers in various industrial and corporate sectors and the likelihood and potential timing of the elimination of such barriers pursuant to the EU's Program. The Adviser believes that the beneficial effects of the EU's Program upon economies, sectors and companies may be most pronounced in the coming decade.

         The Fund's investment objective and policies reflect the Adviser's opinion that attractive investment opportunities will result from an evolving long-term European trend favoring the development and emergence of U.S./U.K.-style capital markets. The Adviser believes that such opportunities are available in a number of European countries, including Austria, Belgium, Denmark, Finland, Greece, Ireland, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden and Turkey, which appear to be in the process of broadening and strengthening their capital markets, and which may as a result experience relatively high rates of economic growth during the next decade.

         Other European countries, although having relatively mature capital markets, may also be in a position to benefit from local or international trends encouraging the development of capital markets and diminishing governmental intervention in economic affairs. Several European governments have deregulated significant sectors of their national economies to enable them to compete more effectively both within and outside Europe. Specific examples include, to differing degrees and in particular countries, the lifting of price controls, exchange controls and restrictions on foreign investment, and the deregulation of financial services. In addition, a number of European countries have in recent years employed tax policy, in the form of both reduced tax burdens on corporations and investors and tax incentives for business, to stimulate private investment and economic growth.

         Certain European governments including, among others, the governments of Austria, Germany, Greece, Portugal and Spain, have, to varying degrees, embarked on "privatization" programs contemplating the sale of all or part of their interests in state-owned enterprises. The Adviser believes that privatization's may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in them in appropriate circumstances. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatization's may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments will continue to divest currently government-owned or controlled companies or that privatization proposals will be successful.

         In recent years, there has been a trend toward the strengthening of economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries, notably Germany and, on a smaller scale, Austria. The Adviser believes that as such trend continues, developing market economies within former "east bloc" countries will provide some Western European financial institutions and other companies with special opportunities in facilitating East-West transactions. The Fund will seek investment opportunities among such companies.

         The Fund will actively seek investment opportunities within the former "east bloc" countries of Eastern Europe. However, the Fund will not invest more than 20% of its total assets in the equity and fixed income securities of issuers based in the former "east bloc" countries, nor more than 10% of its total assets in the securities of issuers based in any one such country. The Adviser believes that, at the present time, there are very few investments suitable for the Fund's portfolio available in the former "east bloc" countries. While the Adviser expects that additional such investments will become available in the future, there can be no assurance that this will be the case. Most Eastern European countries are currently implementing reforms directed at political and economic liberalization, including efforts to move toward more market-oriented economies and to foster multi-party political systems. For example, Hungary, Poland and, more recently, the Czech Republic and Slovakia have adopted reforms to stimulate their economies and encourage foreign investment. Specifically, laws have been enacted in Hungary and Poland and the Czech Republic and Slovakia to allow private individuals to own and operate businesses and to protect the property rights of investors. Such laws seek to assure foreign investors of the right to own interests in and, under certain circumstances, control local companies and to repatriate capital and profits and, in certain cases, grant favorable tax treatment to companies with foreign participation.

         As a result of these and other measures, the Adviser expects that foreign direct investment in Eastern Europe may increase. In addition, the International Bank for Reconstruction and Development (the "World Bank"), the International Monetary Fund and various national governments are providing financing to governments of Eastern European countries. Financing for certain companies and private sector projects based in Eastern Europe is being provided by the International Finance Corporation, a subsidiary of the World Bank. The European Community has entered into association agreements with Hungary, Poland, the Czech Republic and Slovakia providing for enhanced trade and cooperation between the European Community and those countries and the European Community has provided technical and financial assistance to Hungary, Poland and the Czech Republic and Slovakia. Further, the United States has granted Hungary, Poland and the Czech Republic and Slovakia "most favored nation" status with respect to trade matters.

         There can be no assurance that the reforms initiated by the former "east bloc" countries of Eastern Europe will continue or, if continued, will achieve their goals. As influence of the former Union of Soviet Socialist Republics over those countries has subsided, several of them have experienced political and economic instability due to conflicts among regional and ethnic factions. To the extent such instability continues, it may reduce the range of suitable investment opportunities for the Fund in these countries.

         In addition to the trends and developments described above, the Adviser has also identified certain other factors that it believes may generate attractive investment opportunities in Europe. These factors include increased direct investment in Europe by U.S. and Japanese companies, the development of new stock markets in certain European countries, increased merger and acquisition activity, an increase in capital spending on transportation and communications and a trend toward the transfer of production facilities from countries having higher production costs to European countries having lower production costs. Furthermore, the Adviser believes that many European countries are emerging from recession and that, historically, equities have performed well during post-recessionary periods due to low interest rates, rising consumer consumption, rising currency exchange rates and local investment in infrastructure.

         The Adviser will adjust the Fund's exposure to each European economy based on its perception of the most favorable markets and issuers. The Fund intends to spread investment risk among the capital markets of a number of European countries and, under normal circumstances, will invest in the equity securities of companies based in at least three such countries. The percentage of the Fund's assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. Subject to the foregoing, and apart from the 10% limitation on investment in any one Eastern European country, there is no limit on the amount of the Fund's assets that may be invested in securities of issuers located in a single European country. While the Fund has no present intention of concentrating its investments in a single European country, at times a substantial amount (i.e., 25% or more) of the Fund's assets may be invested in issuers located in a single country. In such event, the Fund's portfolio would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. The Fund may invest in a small number of leading or actively traded companies in a country's capital markets in the expectation that the investment performance of such securities will substantially represent the investment performance of the country's capital markets as a whole.

         Investors should understand and consider carefully the substantial risks involved in investing in the equity securities of companies based in Europe, some of which are referred to in Appendix A hereto, and which are in addition to the usual risks inherent in domestic investments. See Appendix A, "Special Risk Considerations" and Appendix C, "United Kingdom."

         The Fund may invest up to 10% of its total assets in securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. There is no law in many of the countries in which the Fund may invest similar to the U.S. Securities Act of 1933, as amended (the "Securities Act"), requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

         The Fund has the ability to invest up to 20% of its total assets in warrants to purchase equity securities issued by European companies to the extent consistent with the Fund's investment objective; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants. The warrants in which the Fund may invest are a type of security, usually issued together with another equity or debt security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and, thus, may be bought or sold separately from the issued security. Warrants are a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants issued by European companies generally are freely transferable and are generally traded on one or more of the major European stock exchanges. The Fund anticipates that the warrants in which it will invest will have exercise periods of approximately two to ten years. The Fund may also invest in rights which are similar to warrants except that they have a substantially shorter duration.

         In addition to purchasing corporate securities of European issuers in European markets, the Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs) or other securities convertible into securities of companies based in European countries. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

         The Fund will also be authorized to invest in debt securities of supranational entities denominated in the currency of any European country, including the euro. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers. An example of a semi-governmental issuer is the City of Stockholm.

         For temporary defensive purposes, the Fund may vary from its investment policy during periods in which conditions in European securities markets or other economic or political conditions in Europe warrant. The Fund may reduce its position in equity securities and increase its position in debt securities, which may include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"), rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or if not so rated, of equivalent investment quality as determined by the Adviser, short-term indebtedness or cash equivalents denominated in either foreign currencies or U.S. dollars. The Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money market instruments including: (i) U.S. Government Securities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and (iii) commercial paper of prime quality rated A-1 or better by Standard & Poor's Ratings Services ("S&P") or Prime 1 or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's.

Derivative Investment Products

         The Fund may use various derivative investment products to reduce certain risks to the Fund of exposure to local market and currency movements. These products include forward foreign currency exchange contracts, futures contracts, including stock index futures, and options thereon, put and call options and combinations thereof. The Adviser will use such products as market conditions warrant. The Fund's ability to use these products may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these products would succeed in reducing the risk to the Fund of exposure to local market and currency movements. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

         Currency Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against currency risks. These strategies include use of currency options and futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the currency exchange rates occur.

         Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures transactions. Tax requirements may limit the Fund's ability to engage in hedging transactions. See Appendix B hereto for a further discussion of the use, risks and costs of the hedging instruments the Fund may utilize.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward contracts and, therefore, the Adviser believes that the Fund will not be subject to the risks frequently associated with the speculative use of such transactions. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. To the extent required by applicable law, if the Fund enters into a position hedging transaction, its custodian bank will place liquid assets in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the assets placed in the separate account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Fund's total assets would be committed to such contracts.

         Options On Foreign Currencies. The Fund may write, sell and purchase put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         Options. The Fund may write, sell and purchase put and call options listed on one or more U.S. or foreign securities exchanges, including options on market indices. A call option gives the purchaser of the option, for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price.

         Writing, purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. When puts written by the Fund are exercised, the Fund will be obligated to purchase stocks above their then current market price. The Fund will not write a put option unless at all times during the option period the Fund has
(a) sold short the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or
(b) purchased an offsetting put on the same securities. When calls written by the Fund are exercised, the Fund will be obligated to sell stocks below their then current market price. The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

         Options on Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

      Financial Futures Contracts, Including Stock Index
Futures, and Options on Futures Contracts. The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A sale of a futures contract entails the acquisition of a contractual obligation to deliver the foreign currency or other commodity called for by the contract at a specified price on a specified date. A purchase of a futures contract entails the incurring of a contractual obligation to acquire the commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. See Appendix B "Futures Contracts and Options on Futures Contracts and Foreign Currencies" in this SAI for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         With respect to futures contracts and options on futures contracts that are purchased for purposes other than for "bona fide hedging purposes" (as defined in Commodity Futures Trading Commission regulations promulgated under the Commodity Exchange
Act), the aggregate initial margin and premiums required to be paid by the Fund to establish such positions will not exceed on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the liquidation value of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.

         General. The successful use of the foregoing derivative investment products draws upon the Adviser's special skills and substantial experience with respect to such products and depends on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not necessarily achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such products had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market did not exist with respect to an over-the-counter option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

Other Investment Practices

      Lending Of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of liquid assets. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned, or equivalent, securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in the segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it might incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         The use of forward commitments for the purchase or sale of fixed income securities enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 25% of its assets taken at the time of acquisition of such commitment of security. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Future Developments. The Fund may, following written notice thereof to its shareholders, take advantage of opportunities in the area of futures contracts and options on futures contracts which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

Fundamental Investment Policies

         In addition to the investment objective and policies described above, the Fund has adopted certain fundamental investment policies which may not be changed without shareholder approval. Briefly, these policies provide that the Fund may not:

              (1) purchase more than 10% of the outstanding voting securities of any one issuer;

              (2) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code, and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government Securities, but will apply to foreign government securities unless the Securities and Exchange Commission (the "Commission") permits their exclusion);

              (3) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

              (4) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general;

              (5) make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies and (b) the lending of portfolio securities;

              (6) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts;

              (7) invest in companies for the purpose of exercising control;

              (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

              (9) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants; or

              (10) purchase or sell real estate, except that it may (a) purchase and sell securities of companies which deal in real estate or interests therein, (b) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts), (c) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs,
(d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions or
(e) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act.

State Undertakings

      In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the investment restrictions described in the Prospectus, that it will not
(i) purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies; (ii) invest in oil, gas or other mineral leases; (iii) purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate);
(iv) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result of such warrants valued at the lower of such cost or market would exceed 10% of the value of the Fund's assets at the time of purchase; (v) invest in the securities of any open-end investment company; (vi) permit the purchase or retention by the Fund of the securities of any issuer if the officers, directors or trustees of the Fund, its advisers or managers scoping beneficially more than one-half of one percent of the securities of each issuer together own beneficially more than five percent of such securities; (vii) it permit the investment of any assets of the Fund in the securities of other investment companies except by purchase in the open-market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commissions, or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition; and (viii) invest in illiquid securities together with restricted securities (excluding Rule 144A securities) for more than 15% of the Fund's average net assets. In addition, meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders.

____________________________________________________________

                     MANAGEMENT OF THE FUND
____________________________________________________________

Adviser

      Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2001, totaling approximately $465 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

         Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of June 30, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of June 30, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         The Advisory Agreement became effective on July 22, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the Act of any such party) at a meeting called for the purpose and held on September 12, 1991. At a meeting held on June 8, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement remains in effect for successive twelve-month periods (computed from each January 1) if approved annually (a) by the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and
(b) by vote of the majority of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Most recently, continuance of the Advisory Agreement was approved for another annual term by the Directors, including a majority of the Directors who are not "interested persons," as defined in the Act, at their Regular Meeting held on November 10, 2000.

         Under the Advisory Agreement, the Adviser furnishes investment advice and recommendations to the Fund and provides office space in New York, order placement facilities and persons satisfactory to the Fund's Board of Directors to act as officers of the Fund. Such officers, as well as certain Directors of the Fund, may be employees of the Adviser or directors, officers or employees of its affiliates.

      For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly management fee at an annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and .80% of the Fund's average daily net assets over $200 million. For the fiscal years ended July 31, 1999, July 31, 2000 and July 31, 2001 the Adviser received from the Fund advisory fees of $2,888,635, $3,574,170 and $3,328,886, respectively.

         The Advisory Agreement is terminable at any time, without penalty, on 60 days' written notice to the Adviser by vote of a majority of the Fund's outstanding voting securities, or by vote of a majority of the Fund's Board of Directors, or by the Adviser with respect to the Fund, on 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment. The Advisory Agreement may not be amended except upon approval by the Directors and stockholders of the Fund as described in the preceding sentence. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations and duties thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Adviser is, under the Advisory Agreement, responsible for any expenses incurred by the Fund in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing and mailing Fund prospectuses and other reports to shareholders and all expenses and fees related to proxy solicitations and registrations and filings with the Commission and with state regulatory authorities).

      The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the

Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. The Fund paid to the Adviser a total of $134,000 in respect of such services during the fiscal year of the Fund ended in 2001.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following: AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios, The AllianceBernstein Trust, EQ Advisors Trust, and Sanford C. Bernstein Fund, Inc. all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund,

Inc., Alliance World Dollar Government Fund, Inc., Alliance World
Dollar Government Fund II, Inc., The Austria Fund, Inc., The
Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and
The Spain Fund, Inc., all registered closed-end investment companies.

         The Adviser may from time to time retain particular European banks or other financial institutions for research and consulting services with respect to general economic and monetary conditions in Europe and, in particular, with respect to a number of the smaller, developing securities markets in which the Fund will seek investment opportunities. For such services, the Adviser will from its own funds pay each consultant a fee to be arranged by the Adviser and each consultant. The consultants will have no responsibility for the Fund's investments.

         Under the terms of the Advisory Agreement, the Fund will discontinue the use of the term "Alliance" in the Fund's name or the use of any marks or symbols owned by the Adviser if the Adviser ceases to act as the Fund's investment adviser or if the Adviser so requests.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified the address of each such persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

      John D. Carifa,* 56, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1996.

         David H. Dievler, 72, is an independent consultant. Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey 07762.
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

         John H. Dobkin, 59, Consultant. Currently President of the Board of Save Venice, Inc. (preservation organization). Formerly a Senior Advisor from June 1999 - June 2000 and President from December 1989 - May 1999 of Historic Hudson Valley (historic preservation). Previously, he was Director of the National Academy of Design. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. His address is P.O. Box 12, Annandale, New York 12504.

         W.H. Henderson, 74, joined the Royal Dutch/Shell Group in 1948 and served in Singapore, Japan, South Africa, Hong Kong and London. The greater part of his service was in Japan and between 1969 and 1972 he was Managing Director and Chief Executive Officer of the Shell Company of Hong Kong Limited.
Mr. Henderson retired from the Royal Dutch/Shell Group in 1974 in order to establish his own oil and gas consultancy business.
Mr. Henderson is currently a Director of a number of investment companies. His address is Quarrey House, Charlton Horethorne, Sherborne, Dorset, DT9 4NY, England.

         Stig Host, 75, is Chairman and Chief Executive Officer of International Energy Corp. (oil and gas exploration), with which he has been associated with since prior to 1995. He is also Chairman and Director of Kriti Exploration Corporation (oil and gas exploration and production); Managing Director of Kriti Oil and Minerals, N.V.; Chairman of Kriti Properties and Development Corporation (real estate); Chairman of International Marine Sales, Inc. (marine fuels); a Director of Florida Fuels, Inc. (marine fuels); and President of Alexander Host Foundation. He is a Trustee of the Winthrop Focus Funds. His address is 103 Oneida Drive, Greenwich, Connecticut 06530.

         Alan Stoga, 50, has been President of Zemi Investments, L.P., since 1995, President of Zemi Communications, L.L.C. and its predecessor company since 1996, and a Managing Director of Kissinger Associates, Inc. since prior to 1996. He has continued as a member of the Board of Directors of Kissinger Associates. His address is Kissinger Associates, Inc., 350 Park Avenue, New York, New York 10022.

Officers

         John D. Carifa, Chairman and President, see biography above.

         Kathleen A. Corbet, 41, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1996.

         Thomas J. Bardong, 56, Vice President, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         Stephen M. Beinhacker, 37, Vice President, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1996.

         Russell Brody, 34, Vice President, is a Vice President and Head Trader of the London desk of ACL, with which he has been associated since July 1997. Prior thereto, he was Head of European Equity Dealing with Lombard Odier et Cie, London office, since prior to 1996.

         Edmund P. Bergan, Jr., 51, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and AGIS, with which he has been associated since prior to 1996.

         Andrew L. Gangolf, 47, Assistant Secretary, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         Domenick Pugliese, 40, Assistant Secretary, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         Mark D. Gersten, 51, Treasurer and Chief Financial
Officer, is a Senior Vice President of AGIS, with which he has been associated since prior to 1996.

         Vincent S. Noto, 36, Controller, is a Vice President of
AGIS, with which he has been associated since prior to 1996.

         While the Fund is a Maryland corporation, certain of its Directors and officers are residents of the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process on such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and the United Kingdom would subject such Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

         The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended July 31, 2001, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                                Total Number of Total Number
                                                Investment      of Investment
                                                Companies in    Portfolios
                                                the Alliance    Within the
                                 Total          Fund Complex,   Funds,
                                 Compensation   Including the   Including
                                 From the       Fund, as to     the Fund, as
                                 Alliance Fund  which the       to which the
                   Aggregate     Complex,       Director is a   Director is
                   Compensation  Including      Director or     a Director or
Name of Director   From the Fund the Fund       Trustee         Trustee
________________   _____________ _____________  ______________  _____________

John D. Carifa       $0            $0                46             110
David H. Dievler     $4,120        $223,025          41             91
John H. Dobkin       $6,087        $187,175          38             88
W.H. Henderson       $6,087        $27,537            3               3
Stig Host            $6,087        $27,537            3               3
Alan Stoga           $6,087        $27,537            3               3

         As of October 5, 2001, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

____________________________________________________________

                      EXPENSES OF THE FUND
____________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter" or "AFD"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

      During the Fund's fiscal year ended July 31, 2001, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $443,234 which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,588,124. Of the $2,031,358 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $75,474 was spent on advertising, $16,949 on the printing and mailing of prospectuses for persons other than current shareholders, $882,091 for compensation to broker-dealers and other financial intermediaries (including, $299,418 to the Fund's Principal Underwriters), $246,696 for compensation to sales personnel, $810,148 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 2001, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,517,908, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $101,965. Of the $1,619,873 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $10,421 was spent on advertising, $3,565 on the printing and mailing of prospectuses for persons other than current shareholders, $1,163,566 for compensation to broker-dealers and other financial intermediaries (including, $41,089 to the Fund's Principal Underwriters), $82,941 for compensation to sales personnel, $73,504 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $285,876 was spent on interest on Class B shares financing, and $194,758 was used to offset the distribution services fees paid in prior years.

         During the Fund's fiscal year ended July 31, 2001, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $522,712, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $174,451. Of the

$697,163 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C, shares $7,458 was spent on advertising, $1,733 on the printing and mailing of prospectuses for persons other than current shareholders, $575,239 for compensation to broker-dealers and other financial intermediaries (including, $25,913 to the Fund's Principal Underwriters), $62,199 for compensation to sales personnel, $46,040 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $4,494 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares and that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

      Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $6,140,967 (5.50% of the net assets of Class B) and $1,160,765
(2.82% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Agreement will continue in effect for successive twelve-month periods (computed from each January 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for another annual term was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on November 10, 2000.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

      AGIS, an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with Class B and Class C contingent deferred sales charges. For the fiscal year ended July 31, 2001, the Fund paid AGIS $915,495 for transfer agency services.

Code of Ethics

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940
Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

____________________________________________________________

                       PURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is not eligible on the basis solely of such status to purchase and hold Advisor Class shares) or,
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

      The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "-- Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Charter and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

      Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix D for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

      During the Fund's fiscal year ended July 31, 2001, July
31, 2000 and July 31, 1999, the aggregate amount of underwriting commission payable with respect to shares of the Fund were $965,763, $1,307,844 and $924,525, respectively. Of that amount, the Principal Underwriter received the amounts of $194,015, $81,069 and $139,781, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 2001, 2000 and 1999, the Principal Underwriter received contingent deferred sales charges of $19,352, $2,343 and $2,784, respectively, on Class A shares, $297,064, $344,619 and $342,722, respectively, on Class B shares, and $42,938, $21,182 and $45,561, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                   Discount Or
                                                   Commission
                                  As % of          To Dealers
                   As % of        the Public       Or Agents
Amount of          Net Amount     Offering         As % of
Purchase           Invested       Price            Offering Price
_________          __________     __________       ______________

Less than
  $100,000            4.44%          4.25%             4.00%
$100,000 but
  less than
  $250,000            3.36           3.25              3.00
$250,000 but
  less than
  $500,000            2.30           2.25              2.00
$500,000 but
  less than
  $1,000,000*         1.78           1.75              1.50
____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial offering price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares". The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.

Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
The AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
Sanford C. Bernstein Fund, Inc.
  -Bernstein Government Short Duration Portfolio

  -Bernstein Short Duration Plus Portfolio
  -Bernstein Intermediate Duration Portfolio
  -Bernstein Short Duration New York Municipal Portfolio
  -Bernstein Short Duration California Municipal Portfolio
  -Bernstein Short Duration Diversified Municipal Portfolio
  -Bernstein New York Municipal Portfolio
  -Bernstein California Municipal Portfolio
  -Bernstein Diversified Municipal Portfolio
  -Bernstein Tax-Managed International Value Portfolio
  -Bernstein International Value II Portfolio
  -Bernstein Emerging Markets Value Portfolio


      Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

         Cumulative Quantity Discount (Right Of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the

Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

      Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of the shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

      Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the repurchase or redemption transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

      Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

         (i)   investment management clients of the Adviser
(other than the Adviser's Bernstein unit) or its affiliates;

         (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

         (iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

         (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

         (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for service in the nature of investment advisory or administrative services; and

         (vi) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), employer-sponsored non-qualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                     Contingent Deferred Sales Charge as a %
Year Since Purchase     of Dollar Amount Subject to Charge
-------------------     ---------------------------------------

First                                  4.0%
Second                                 3.0%
Third                                  2.0%
Fourth                                 1.0%
Fifth and thereafter                   None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and the Advisor Class shares.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class A Shares

      Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with the investment adviser or financial intermediary in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

____________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

      Subject only to the limitations described below, the Fund's Charter require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

      Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks.
The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic fund transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

      Telephone Redemptions--General. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

      The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

      Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

      The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this SAI, or write to:

         Alliance Global Investor Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his other spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS.

Dividend Reinvestment Program

         Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial or contingent deferred sales charge will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the

Subscription Application.  Current shareholders should contact
AGIS to participate in the Dividend Reinvestment Program.

         In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan

      A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B , Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

      Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

         CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements And Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

      The per share net asset value is computed in accordance with the Fund's Charter and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchange are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities, and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern or European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

____________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
____________________________________________________________

      Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

         U.S. Federal Income Taxes. The Fund intends for each year to qualify for tax treatment as a "regulated investment company" under the Code. To the extent that the Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company and the satisfaction of certain distribution requirements contained in the Code relieves the Fund of federal income and excise taxes. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The following discussion relates solely to U.S. federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to their particular situation.

         Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

         Under current federal tax law the amount of an income dividend or capital gains distribution declared by the Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and
(iii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

         The Fund intends to meet for each fiscal year, the requirements of the Code to "pass through" to its shareholder foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and
(ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the

Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation Of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

         Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, or forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position consists of an ordinary asset and at least one position consists of a capital asset. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

      Taxation of Foreign Stockholders. The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. citizens or residents or U.S. corporations. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Fund's Board of Directors, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund intends to allocate portfolio transactions for execution by banks and brokers that offer best execution, taking into account such factors as size of order, difficulty of execution and skill required to execute, in the case of agency transactions, the commission, and in the case of principal transactions, the net price. Brokerage commission rates in certain countries in which the Fund may invest may be discounted for certain large domestic and foreign investors such as the Fund. Any number of banks and brokers may be used for execution of the Fund's portfolio transactions.

         Subject to best execution, orders may be placed with banks and brokers that supply research, market and statistical information to the Fund and the Adviser. The research may be used by the Adviser in advising other clients, and the Fund's negotiated commissions to brokers and banks supplying research may not represent the lowest obtainable commission rates.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and other such policies as the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Most transactions for the Fund's portfolio in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally, include a stated underwriter's discount.

      The Adviser expects to effect the bulk of its transactions in securities of companies based in Europe through brokers, dealers or underwriters located in such countries. U.S. Government or corporate debt or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters. The Fund is permitted to place brokerage orders with Sanford C. Bernstein & Co., LLC ("SCB & Co."), a U.S. registered broker-dealer and an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended in July 31, 2001, 2000 and 1999, the Fund incurred brokerage commissions amounting in the aggregate to $1,353,290, $1,780,441 and $1,243,655, respectively.
During the fiscal years ended in July 31, 2001, 2000 and 1999, brokerage commissions amounting in the aggregate to $0, $0, and
$0, respectively, were paid to SCB & Co.    During the fiscal
year ended July 31, 2001, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended in July 31, 2001, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through SCB & Co.
During the fiscal year ended July 31, 2001, transactions in portfolio securities of the Fund aggregated $620,394,140. Brokerage commissions of approximately $1,352,164 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund was organized as a Maryland corporation in January 1990. The authorized Capital Stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable.

         The Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the State of Maryland. If shares of another class were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate classes.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any persons or persons as Directors.

      As of the close of business on October 5, 2001, there were 7,872,333 Class A, 8,560,098 Class B, 2,862,618 Class C and
350,632 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of October 5, 2001:

Name and Address                  Shares            % of Class
----------------                  ------            ----------

Class A

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Admin. (977H4)
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                       579,027                 7.31%

Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, FL. 3
New York, NY  10001-2483            945,278                11.94%

Class B

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Admin. (977H1)
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                       833,589                 9.73%

Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, FL. 3
New York, NY  10001-2483            650,520                 7.59%

Class C

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Admin. (97B78)
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                       546,071                18.99%

Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, FL. 3
New York, NY  10001-2483            317,928                11.05%

Advisor Class

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Admin. (97LSO)
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                       62,153                 17.73%

Trust for Profit Sharing
Plan for Employees of Alliance
Capital Mgmt. L.P. Plans
Attn Jill Smith 32nd Fl
1345 Avenue of the Americas
New York, NY 10105-0302            188,751             53.83%

Principal Underwriter

      AFD, an indirect wholly-owned subsidiary of the Adviser located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

      Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Custodian

         The Bank of New York, 48 Wall Street, New York, New York, 10286, will act as the Fund's custodian for the assets of the Fund, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Performance Information

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

         The Fund's average annual total return for the one-five- and ten-year periods ended July 31, 2001(or since inception through that date, as noted) were as follows:

                Year            5 Years       10 Years
                   Ended           Ended         Ended
                   7/31/01         7/31/01       7/31/01
                   ______          _______       _______

Class A            (24.45)%        8.23%         11.01%
Class B            (25.10)%        7.41%         10.40%
Class C            (25.01)%        7.41%         10.23%*
Advisor
 Class             (24.42)%        8.20%*        N/A

*Inception Dates:   Class C - May 3, 1993
                    Advisor Class - October 2, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. ("Lipper") and Morningstar Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or may be placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "European Region Funds."

Additional Information

      Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI.

         This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the

Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_______________________________________________________________

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
_______________________________________________________________

The financial statements and the report of Ernst & Young LLP of Alliance New Europe Fund, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated July 31, 2001 and was filed on October 9, 2001. It is available without charge upon request by calling AGIS at (800) 227-4618.

_______________________________________________________________

                           APPENDIX A

                   Special Risk Considerations
_______________________________________________________________


         Investing in securities of European companies involves certain considerations set forth below not usually associated with investing in U.S. securities.

         Currency Risks. Because the Fund's assets will be invested in equity securities of European companies and fixed income securities denominated in foreign currencies and because the great majority of the Fund's revenues will be received in currencies other than the U.S. dollar, the U.S. dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. Such changes will also affect the Fund's income. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

      Many of the currencies of Eastern European countries have experienced a steady devaluation relative to western currencies. Any future devaluation may have a detrimental impact on any investments made by the Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. The Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies.

         Investment In Securities Of Smaller Companies. Under normal circumstances, the Fund will invest a significant portion of its assets in the equity securities of companies whose total market capitalization is less than the average for Europe as a whole. Investment in smaller companies involves greater risk than is customarily associated with the securities of more established companies. The securities of small companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

         Market Characteristics. The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Investment And Repatriation Restrictions. Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

         In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain small capital markets. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies (including management and advisory fees). The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

         Role Of Banks In Capital Markets. In a number of European countries, commercial banks act as securities brokers and dealers, and as underwriters, investment fund managers and investment advisers. They also may hold equity participations, as well as controlling interests, in industrial, commercial or financial enterprises, including companies whose securities are publicly traded and listed on European stock exchanges. Investors should consider the potential conflicts of interest that result from the combination in a single firm of commercial banking and diversified securities activities.

         The Fund is prohibited under the 1940 Act, in the absence of an exemptive rule or other exemptive relief, from purchasing the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities.

         Corporate Disclosure Standards. Issuers of securities in European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European countries than to investors in U.S. securities.

         Transaction Costs. Brokerage commissions and transaction costs for transaction both on and off the securities exchanges in many European countries are generally higher than in the United States.

      U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         Economic and Political Risks. The economies of individual European countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product ("GDP") or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets. Business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         Other Risks of Foreign Investments. The Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. The Fund intends to seek investment opportunities within the former "east bloc" countries in Eastern Europe. See "Investment Objective and Policies" in the Prospectus. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitations set forth below.

         Most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision making process and move towards a market economy. There can be no assurance that these reforms will continue or, if continued will achieve their goals.

         Investing in the securities of the former "east bloc" Eastern European issuers involves certain considerations not usually associated with investing in securities of issuers in more developed capital markets such as the United States, Japan or Western Europe, including (i) political and economic considerations, such as greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the small current size of markets for such securities and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interest; and (iv) the absence of developed legal structures governing foreign private investments and private property. Applicable accounting and financial reporting standards in Eastern Europe may be substantially different from U.S. accounting standards and, in certain Eastern European countries, no reporting standards currently exist. Consequently, substantially less information is available to investors in Eastern Europe, and the information that is available may not be conceptually comparable to, or prepared on the same basis as that available in more developed capital markets, which may make it difficult to assess the financial status of particular companies. However, in order to become attractive to Western international investors such as the Fund, some Eastern European companies may submit to reviews of their financial conditions conducted in accordance with accounting standards employed in Western European countries. The Adviser believes that such information, together with the application of other analytical techniques, can provide an adequate basis on which to assess the financial viability of such companies.

         The governments of certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and, as a result, the Fund would not be able to invest in these countries in the absence of exemptive relief from the Commission. In addition, the risk of loss through government confiscation may be increased in such countries.

         Securities Not Readily Marketable. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 10% of its total assets in securities which are not readily marketable and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these investments, the Fund may not be able to realize their value upon sale.

      Non-Diversified Status. As a non-diversified investment company, the Fund's investments will involve greater risk than would be the case for a similar diversified investment company because the Fund is not limited by the 1940 Act, in the proportion of its assets that may be invested in the securities of a single issuer. The Fund's investment restrictions provide that the Fund may not invest more than 15% of its total assets in the securities of a single issuer and the Fund intends to comply with the diversification and other requirements of the Code applicable to regulated investment companies. The effect of these investment restrictions will be to require the Fund, when fully invested, to maintain investments in the securities of at least 14 different issuers.

________________________________________________________________

                           APPENDIX B

            Futures Contracts and Options on Futures
                Contracts and Foreign Currencies
________________________________________________________________


Futures Contracts

         The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment is incorrect about the general direction of a stock market index for example, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of a bear market in equities in a particular country in which would adversely affect the price of equities held in its portfolio and there is a bull market instead, the Fund will lose part or all of the benefit of the increased value of the equities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell equities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options On Futures Contracts

         The Fund intends to purchase and write options on futures contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of a general market decline.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options On Foreign Currencies

         The Fund may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for the same purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other appropriate liquid securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other appropriate liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

________________________________________________________________

  APPENDIX C:  ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM
_______________________________________________________________

         The information in this section is based on material obtained by the Fund from various United Kingdom government and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of The United Kingdom, its economy or the consequences of investing in United Kingdom securities.

         The United Kingdom of Great Britain and Northern Ireland is located off the continent of Europe in the Atlantic Ocean.
Its population is approximately 59 million.

GOVERNMENT

         The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The future role and composition of the House of Lords is the subject of a December 1999 report of the Royal Commission on the Reform of the House of Lords, whose recommendations are to be considered by a joint committee of the House of Commons and the House of Lords. An initial step in the reform effort was taken in November 1999, when hereditary peers lost their right to sit and vote in the House of Lords. No further steps have been taken in this regard. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

POLITICS

         Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, de-regulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

      Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992.
By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, the Labour Party gained a substantial majority in the House of Commons as Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party and Tony Blair achieved another victory in the next general election, which occurred on June 7, 2001. The Labour Party now holds 413 of the 659 seats in the House of Commons. The 2001 election results marked the first time in British political history that the Labour Party secured re-election; it was also the largest majority ever achieved by a governing party entering its second term. The next general election is required by law to occur no later than June 2006.

ECONOMY

      The United Kingdom's economy is the fifth largest in the Organization for Economic Cooperation and Development, behind the United States, Japan, Germany and France. Its economy maintained an average annual growth rate of 3.6% in real growth domestic product ("GDP") terms from 1982 through 1988; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, with real GDP having grown by 2.6% in 1996, 3.5% in 1997, 2.6% in 1998, 2.3% in 1999 and 3.0% in 2000. In the first two quarters of 2001, the United Kingdom's real GDP growth rate was 0.5% and 0.3%, respectively, compared to the first and second quarters of 2000. GDP growth rates of 2.2% and 2.4% have been forecast for 2001 and 2002, respectively.

         Since the early 1990s, the United Kingdom's economy has had moderate inflation, averaging 2.8% (as measured by the RPIX, which excludes mortgage interest payments). The inflation rate during 2000 was 2.1%. During the third quarter of 2001, the inflation rate was 2.4%.

         The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 19.9% of GDP in 1999 compared with 36.5% in 1960. As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.

         Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Overall, unemployment has continued to fall from a post-recession high of 10.6% in January 1993 to an average of 5.5% in 2000.

      Foreign trade remains an important part of the United Kingdom's economy. In 2000, exports of goods and services represented 27.0% of GDP and imports represented 29.0% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. The decline of the United Kingdom's manufacturing base has resulted in the emergence of a deficit on trade in manufactures, previously in surplus, since the early 1980s. Currently the United Kingdom is a net importer of foodstuffs and raw materials other than fuels, as well as of clothing and footware, electrical machinery and motor vehicles, and a net exporter of petroleum and petroleum-related products, chemical products, tobacco, beverages and mechanical machinery. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted. In 2000, the other members of the European Union accounted for 57.2% of all exports and 53.8% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 2000, the United Kingdom's largest trading partners with respect to exports and imports were the United States and Germany, respectively.

      Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which has continued through 2000 with the exception of 1997, when the balance of payments moved into surplus.

      With regard to the public sector of the economy, the national government publishes forecasts for the economy and the public sector net cash requirement (PSNCR), previously known as the public sector borrowing requirement ("PSBR"). The PSNCR is a mandated measure of the amount of borrowing required to balance the national government's budget. Figures for the fiscal year ended March 31, 1998, show a PSNCR equal to 0.2% of GDP (or a general government financial deficit of 0.8%). As a result, the general government budget balance for the 1997/1998 fiscal year was well below the permitted level for countries permitted to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom has met the EMU's eligibility criteria (and is currently in a stronger fiscal position than that of most EMU members), the government chose not to participate in the EMU when it was launched in January 1999. Further, the government announced that it would not take any action before a referendum was held after the next general election, which occurred on June 7, 2001. Nonetheless, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for joining the EMU at a later date in the event it decides to do so. The issue of the United Kingdom's membership in the EMU has become very contentious. Given growing public opposition (estimated to be between 60% and 70%, according to the polls) it is unlikely that a referendum will be held anytime soon.

MONETARY AND BANKING SYSTEM

         The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997,

Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

         The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. It is estimated that United Kingdom insurers handle approximately 23% of the general insurance business placed in the international market. Financial services currently form approximately 20% of the country's GDP.

      The currency unit of the United Kingdom is the Pound Sterling. In June 1972, the Pound was allowed to float against other currencies. The general trend since then has been a depreciation against most major currencies, including the U.S. Dollar, Japanese Yen, German Deutsche Mark ("DM") and French Franc. On October 8, 1990, Pound Sterling became part of the Exchange Rate Mechanism ("ERM") of the European Monetary System at a central rate of L1:DM2.95. Membership in the ERM requires that each currency remain within a certain fluctuation range against other currencies. If this range is not maintained, the currency must be revalued. Initially, the Pound remained competitive within the DM range of 2.80 to 2.98, but the pressures exerted by ERM membership made it increasingly difficult for the United Kingdom to allow the Pound to remain in the ERM. While the government continued to defend the relative value of the Pound by raising interest rates, it became clear that the Pound was not competitive against the Deutsche Mark. On September 16, 1992, the Pound's membership in the ERM was suspended. The value of the Pound continued to fall rapidly after the exit from the ERM, reaching a low of DM2.335 at the end of February 1993. It has since recovered against the Deutsche Mark and other currencies. In addition to the United Kingdom's former membership in the ERM, the growing importance of trade with the European Union has made the Deutsche Mark exchange rate more important to the United Kingdom than the U.S. Dollar exchange rate. From 1988 through 1993, the Pound declined at an average annual rate of approximately 15% against the U.S. Dollar and approximately 20% against the Deutsche Mark. Since 1993, the exchange rate between the Pound and the U.S. Dollar has remained fairly constant, while the exchange rate between the Pound and the Deutsche Mark has risen significantly, by over 35% between January 1996 and July 1997. In 1996, the average annual exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.59 and DM2.41, respectively. In 1997, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.64 and DM2.84, respectively. In 1998, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.66 and DM2.91, respectively. In 1999, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.62 and DM2.97, respectively. In

2000, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.52 and DM3.21, respectively. During the first two quarters of 2001, the average exchange rate of the Pound against the U.S. Dollar and the Deutsche Mark were $1.44 and DM3.14 respectively.

         On January 1, 1999 eleven member countries of the European Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain) adopted the Euro as their common currency. On January 1, 2001 Greece became the twelfth country to adopt the Euros as its currency. In the transition period of January 1, 1999 to January 1, 2002, the national currencies of these eleven countries (e.g., the Deutsche Mark and the French Franc) have been subdivisions of the Euro. After January 1, 2002, it is anticipated that the national currencies will no longer be valid, except to exchange old banknotes. The ECU, which was not a true currency in its own right, but rather a unit of account whose value was tied to its underlying constituent currencies, ceased to exist as of January 1, 1999, at which time all ECU obligations were converted into Euro obligations at a 1:1 conversion rate.

THE LONDON STOCK EXCHANGE

      The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. As of June 30, 2001, foreign equities constituted approximately 68% and United Kingdom equities constituted approximately 32% of the market value of all LSE listed and quoted equity securities. The LSE was the world's third largest stock exchange in terms of market value, the New York Stock Exchange being the largest and the Tokyo Stock Exchange being the second largest.

         The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of June 30, 2001, 576 companies with an aggregate market
value of 13.3 billion Pounds were traded on AIM.   As of June 30,
2001, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE. Another new market, known as techMARK, was launched by the LSE on November 4, 1999 for innovative technology companies. As of June 30, 2001, 249 companies with an aggregate market value of 447.3 billion Pounds were traded on techMARK.

         The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

         Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

         On October 20, 1997 the LSE launched the new Stock
Exchange Electronic Trading Service, an initiative that will improve efficiency and lower share trading costs, and is expected to attract more volume and thus increase liquidity.

         On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange will be members of the other. While the first phase of the proposed alliance began in January 1999, the LSE and the Deutsche Borse still faced numerous issues, including agreement on common regulations and promulgation by their respective governments of a common tax regime for share trading. In September 2000, just prior to a vote of shareholders and amid growing concerns about regulatory matters and national and cultural differences, opposition from retail traders and a hostile bid by a rival exchange, the planned merger was called off. It is unclear whether there will be efforts in the future to establish a pan-European equity market.

         On November 23, 1999 the LSE, together with the Bank of England and CREST (the paperless share settlement system through which trades executed on the LSE's markets can be settled), announced proposals for the United Kingdom's equity and corporate debt markets to move from T+5 to T+3 settlement starting in February 2001.

      Sector Analysis of the LSE.  The LSE's domestic and
foreign securities include a broad cross-section of companies involved in many different industries. In the first six months of 2001, the five largest industry sectors by turnover among domestic securities were telecommunications with 18.4%, banks with 12.4%, pharmaceuticals with 7.8%, oil and gas with 7.7% and
media/photography with 6.7%.   In the first six months of 2001,
the five largest country sectors by market value among listed and SEAQ International quoted securities were France with 17.9% of the aggregate market value of listed and SEAQ International quoted securities, Germany with 13.5%, The Netherlands with 12.4%, the United States with 9.4% and Japan with 9.2.

         Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 2000, 472.7 billion domestic shares and 1,038.5 billion foreign shares were traded as compared with 155.4 billion and
34.8 billion, respectively in 1991. At the end of 2000, the market value of listed domestic companies and foreign companies increased to 1,895.5 billion Pounds and 3,519.7 billion Pounds from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.

         Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6663.8 on May 4, 1999. On December 31, 1999, the FT-SE 100 closed at 6930.2 and on December 29, 2000, the FT-SE 100 closed at 6222.5.

REGULATION OF THE UNITED KINGDOM FINANCIAL SERVICES INDUSTRY

         The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through
the Treasury.   A system of self regulating organizations
("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority which is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition,

Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

      On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan is to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which has been named the Financial Services Authority (FSA). In addition, the plan calls for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on
June 1, 1998.   The Financial Services and Markets Act,
legislation implementing the proposed consolidation of the SROs into the FSA, which is more complex and more controversial, was introduced in the House of Commons on June 17, 1999 and was enacted on June 14, 2000. On July 18, 2000, the Economic Secretary announced that the Act would be fully implemented in about a year's time. Currently, it is anticipated that the Act will be fully implemented by the end of 2001. Among other things, new FSA rules and systems, secondary legislation and industry preparations have been required.

         The European Union's Investment Services Directive ("ISD") provides the framework for a single market in financial services in Europe. The ISD allows authorized firms to provide investment services in other EU member states on a cross-border basis without the need for separate authorization in the host state. Member states were given until January 1, 1996 to implement the ISD. Revisions to the ISD are currently under consideration.

         Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

UNITED KINGDOM FOREIGN EXCHANGE AND INVESTMENT CONTROLS

         The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the European Union, the United Kingdom applies the European Union's common external tariff.

____________________________________________________________

                           APPENDIX D:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of
          (A) and (B) to be determined by Merrill
          Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an
          "Active Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                             PART C

                        OTHER INFORMATION

ITEM 23. Exhibits

    (a) (1) Articles of Amendment and Restatement of Articles of Incorporation of the Registrant dated February 8, 1991 and filed February 11, 1991 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-
              6028) filed with the Securities and Exchange
              Commission on October 31, 1997.

         (2)  Articles Supplementary to the Articles of
              Incorporation of Registrant dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(b) to Post-Effective
              Amendment No. 17 of Registrant's Registration
              Statement on Form N-1A (File Nos. 33-37848 and 811-
              6028) filed with the Securities and Exchange
              Commission on October 30, 1998.

         (3) Articles Supplementary to the Articles of Incorporation of Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-
              6028) filed with the Securities and Exchange
              Commission on October 30, 1998.

         (4) Articles Supplementary to the Articles of Incorporation of Registrant dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to
              Exhibit 1(d) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on October 30, 1998.

    (b) By-Laws of the Registrant as amended through October 15, 1990 - Incorporated by reference to
              Exhibit 2 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on October 31, 1997.

    (c)       Not applicable.

    (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on October 31, 1997.

    (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on October 30, 1998.

         (2) Amendment to Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. dated June 20, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on October 1, 1996.

         (3) Form of Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers - Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on October 31, 1997.

         (4) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on October 31, 1997.

    (f)       Not applicable.

    (g) Custodian Contract between the Registrant and the Bank of New York - Incorporated by reference to
              Exhibit 8 to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on October 30, 1998.

 (h)       Transfer Agency Agreement between the Registrant
              and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on October 31, 1997.

    (i)       Opinion of Seward & Kissel LLP - Filed herewith.

    (j)       Consent of Independent Auditors - Filed herewith.

    (k)       Not applicable.

    (l)       Not applicable.

    (m)       Rule 12b-1 Plan - see Exhibit (e)(1) hereto.


    (n)       Rule 18f-3 Plan - Incorporated by reference to
              Exhibit 18 to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37848 and 811-6028) filed with the Securities and Exchange Commission on April 23, 1996.

    (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

         (2) Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of Alliance Variable Products Series Fund, Inc. (File Nos.33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 27, 2001.

 Other Exhibits:

         Powers of Attorney for John D. Carifa, David H. Dievler,
         John H. Dobkin, W. H. Henderson, Stig Host and Alan
         Stoga - Filed herewith.

Item 24. Persons Controlled by or under Common Control with
         Registrant

         None

Item 25. Indemnification

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's amended and restated Articles of Incorporation, which was filed as Exhibit (a), Article VII and Article VIII of the Registrant's amended By-laws which was filed as Exhibit
         (b) and Section 10 of the Distribution Services Agreement which was filed as Exhibit (e)(1), which are incorporated by reference herein, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's amended and restated Articles of Incorporation, and
         Article VII, Section 7 and Article VIII, Section 1 through Section 6 of the Registrant's amended By-Laws, as set forth below. The Investment Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, as amended, which was filed as Exhibit (d) and is incorporated by reference herein, as set forth below.

    Section 2-418 of the Maryland General Corporation Law reads as follows:

         "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
         AND AGENTS.

         (A) In this section the following words have the meaning indicated.

         (1) Director means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (2) Corporation includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (3) Expenses  include attorney's fees.

         (4) Official capacity means the following:

              (I) When used with respect to a director, the office of director in the corporation; and

              (II) When used with respect to a person other than a director as contemplated in subsection (J), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

              (III) "Official capacity" does not include service
         for any   other foreign or domestic corporation or any
         partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (5) Party includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (6) Proceeding means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

         (B)(1) A corporation may indemnity any director made a party to any proceeding by reason of service in that capacity unless it is proved that:

              (I) The act or omission of the director was material to the cause of action adjudicated in the proceeding; and

              1.   Was committed in bad faith; or

              2.   Was the result of active and deliberate
         dishonesty; or

              (II) The director actually received an improper personal benefit in money, property, or services; or

              (III) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

         (2) (i) Indemnification may be against judgements, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

              (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         (3)(I) The termination of any proceeding by judgement, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

              (II)  The termination of any proceeding by
         conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not need that standard of conduct.

      (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

              (i)  For a proceeding brought to enforce
         indemnification under this section; or

              (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

         (C)  A director may not be indemnified under subsection
         (B) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

         (D)  Unless limited by the charter:

         (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (B) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

         (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

              (I) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

              (II) If it determines that the director is fairly and reasonable entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (B) of this section or has been adjudged liable under the circumstances described in subsection
         (C) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (C) shall be limited to expenses.

         (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

         (E) (1) Indemnification under subsection (B) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (B) of this section.

         (2) Such determination shall be made:

              (I) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties, to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

              (II) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

              (III) By the stockholders.

         (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (II) paragraph (2) of this subsection for selection of such counsel.

         (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

         (F) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid, or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

              (I) a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

              (II) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (2) The undertaking required by subparagraph (II) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

         (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (E) of this section.

         (G) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         (H) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

              (I)  For purposes of this section:

         (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

         (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

         (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

         (J)  Unless limited by the charter:

              (1)  An officer of the corporation shall be
         indemnified as and to the extent provided in subsection
         (D) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection
         (D);

              (2)  A corporation may indemnify and advance
         expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

              (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contracts.

         (K) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         (L) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

         Article EIGHTH of the Registrant's amended and restated
         Articles of Incorporation reads as follows:

              "(1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

              "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification or directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

              "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, band faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              "(4) References to the Maryland General Corporation Law in this Article EIGHTH are to that law as from time to time amended. No further amendment to these Articles of Incorporation of the Corporation shall affect any right of any person under this Article EIGHTH based on any event, omission or proceeding prior to the amendment."

              The Advisory Agreement, as amended, between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

              The Distribution Services Agreement between
         Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distribution, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registrations Statement, Prospectus or Statement of Additional information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing necessary to make the statements in any one of the foregoing not misleading.

              The foregoing summaries are qualified by the entire text of Registrant's amended and restated Articles of Incorporation, the Advisory Agreement, as amended, between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which were filed as Exhibits (a), (d) and (e), respectively, in response to item 23 and each of which are incorporated by reference herein.

              In accordance with Release No. 1C-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    Article VII, Section 7 of Registrant's amended By-laws reads as follows:

         "Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officer of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

    ARTICLE VIII, Section 1 through Section 6 of the Registrant's amended By-laws reads as follows:

         "Section 1. Indemnification of Directors and Officer. The Corporation shall indemnify its directors to the fullest extent that indemnification or directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         "Section 2. Advances Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking: (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         "Section 3. Procedures. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         "Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

         "Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

         "Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

         The Registrant will participate in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 26. Business and Other Connections of Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance Health Care Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Institutional Funds, Inc.
              Alliance Institutional Reserves, Inc.
              Alliance International Fund
              Alliance International Premier Growth Fund, Inc. Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc.
              Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income Trust,
              Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Select Investor Series, Inc.
              Alliance Technology Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Utility Income Fund, Inc.
              The Alliance Fund, Inc.
              The Alliance Portfolios
              The AllianceBernstein Trust
              Sanford C. Bernstein Fund, Inc.

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                              POSITIONS AND                 POSITIONS AND
                              OFFICES WITH                  OFFICES WITH
NAME                          UNDERWRITER                   REGISTRANT

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                      [President],
                                                            Director/Trustee

Robert L. Errico              Director and President

Geoffrey L. Hyde              Director and Senior
                              Vice President

Dave H. Williams              Director

David Conine                  Executive Vice President

Richard A. Davies             Executive Vice President
                              Managing Director

Richard K. Saccullo           Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,        Secretary/Clerk
                              General Counsel and
                              Secretary

Robert H. Joseph, Jr.         Senior Vice President and
                              Chief Financial Officer

Anne S. Drennan               Senior Vice President &
                              Treasurer

Benji A. Baer                 Senior Vice President

Amy I. Belew                  Senior Vice President

John R. Bonczek               Senior Vice President

John R. Carl                  Senior Vice President

William W. Collins, Jr.       Senior Vice President

James S. Comforti             Senior Vice President

Richard W. Dabney             Senior Vice President

Mark J. Dunbar                Senior Vice President

Donald N. Fritts              Senior Vice President

John A. Gagliano              Senior Vice President

Andrew L. Gangolf             Senior Vice President         Assistant
                              and Assistant General         Secretary/
                              Counsel                       Assistant Clerk

John Grambone                 Senior Vice President

William B. Hanigan            Senior Vice President

Bradley F. Hanson             Senior Vice President

George H. Keith               Senior Vice President

Richard D. Keppler            Senior Vice President

Richard E. Khaleel            Senior Vice President

Susan L. Matteson-King        Senior Vice President

Shawn P. McClain              Senior Vice President

Daniel D. McGinley            Senior Vice President

Patrick J. Mullen             Senior Vice President

Joanna D. Murray              Senior Vice President

Daniel A. Notto               Senior Vice President

Antonios G. Poleondakis       Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President         Assistant
                              and Assistant General         Secretary/
                              Counsel                       Assistant Clerk

Kevin A. Rowell               Senior Vice President

John P. Schmidt               Senior Vice President

Kurt H. Schoknecht            Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Joseph F. Sumanski            Senior Vice President

Peter J. Szabo                Senior Vice President

Michael J. Tobin              Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

William C. White              Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Gerard J. Friscia             Vice President &
                              Controller

Michael W. Alexander          Vice president

Ricardo Arreola               Vice President

Peter J. Barber               Vice President

Kenneth F. Barkoff            Vice President

Adam J. Barnett               Vice President

Charles M. Barrett            Vice President

Matthew F. Beaudry            Vice President

Leo Benitez                   Vice President

Gregory P. Best               Vice President

Dale E. Boyd                  Vice President

Robert F. Brendli             Vice President

Thomas C. Callahan            Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Doris T. Ciliberti            Vice President

Leo H. Cook                   Vice President

Russell R. Corby              Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Faith C. Deutsch              Vice President

Janet B. DiBrita              Vice President

Richard P. Dyson              Vice President

John C. Endahl                Vice President

Adam E. Engelhardt            Vice President

John E. English               Vice President

Sohaila S. Farsheed           Vice President

John J. Fennessy              Vice President

Daniel J. Frank               Vice President

Alex G. Garcia                Vice President

Michael J. Germain            Vice President

Mark D. Gersten               Vice President                Treasurer and
                                                            Chief Financial
                                                            Officer

Hyman Glasman                 Vice President

Timothy J. Greeley            Vice President

Alan Halfenger                Vice President

Michael S. Hart               Vice President

Timothy A. Hill               Vice President

George R. Hrabovsky           Vice President

Scott Hutton                  Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Eric G. Kalendar              Vice President

Danielle M. Klaskow           Vice President

Victor Kopelakis              Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Joseph R. Laspina             Vice President

Henry Michael Lesmeister      Vice President

Eric L. Levinson              Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Michael F. Mahoney            Vice President

Kathryn Austin Masters        Vice President

Thomas M. McConnell           Vice President

Jeffrey P. Mellas             Vice President

Michael V. Miller             Vice President

Marcia L. Mohler              Vice President

Thomas F. Monnerat            Vice President

Michael F. Nash, Jr.          Vice President

Timothy H. Nasworthy          Vice President

Nicole Nolan-Koester          Vice President

Peter J. O'Brien              Vice President

John C. O'Connell             Vice President

John J. O'Connor              Vice President

Daniel P. O'Donnell           Vice President

Richard J. Olszewski          Vice President

Todd P. Patton                Vice President

Jeffrey R. Petersen           Vice President

Catherine N. Peterson         Vice President


James J. Posch                Vice President

Arlene L. Reddington          Vice President

Bruce W. Reitz                Vice President

Karen C. Satterberg           Vice President

Richard J. Sidell             Vice President

Clara Sierra                  Vice President

Teris A. Sinclair             Vice President

Rayandra E. Slonina           Vice President

Jeffrey C. Smith              Vice President

David A. Solon                Vice President

William J. Spector            Vice President

Martine H. Stansbery, Jr.     Vice President

Eileen Stauber                Vice President

Gordon Telfer                 Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President


Michael D. Underhill          Vice President

Andrew B. Vaughey             Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Matthew Witschel              Vice President

Michael A. Wolfsmith          Vice President

Stephen P. Wood               Vice President

Keith A. Yoho                 Vice President

Richard J. Appaluccio         Assistant Vice President

Omar J. Aridi                 Assistant Vice President

Joseph D. Asselta             Assistant Vice President

Andrew Berger                 Assistant Vice President

Paul G. Bishop                Assistant Vice President

Daniel U. Brakewood           Assistant Vice President

Alan T. Brum                  Assistant Vice President

Mark S. Burns                 Assistant Vice President

Maria L. Carreras             Assistant Vice President

Judith A. Chin                Assistant Vice President

Jorge Ciprian                 Assistant Vice President

Jeffrey T. Coghan             Assistant Vice President

Jean A. Coomber               Assistant Vice President

Dorsey Davidge                Assistant Vice President

Jennifer M. DeLong            Assistant Vice President

Ralph A. DiMeglio             Assistant Vice President

Timothy J. Donegan            Assistant Vice President

Joan Eilbott                  Assistant Vice President

Bernard J. Eng                Assistant Vice President

Michael J. Eustic             Assistant Vice President

Gayle E. Gerrard              Assistant Vice President

Kumar Jagdeo II               Assistant Vice President

Arthur F. Hoyt, Jr.           Assistant Vice President

Mark W. Hubbard               Assistant Vice President

David A. Hunt                 Assistant Vice President

Elizabeth E. Keefe            Assistant Vice President

Edward W. Kelly               Assistant Vice President

Jeffrey M. Kusterer           Assistant Vice President

Alexandra C. Landau           Assistant Vice President

Laurel E. Lindner             Assistant Vice President

Evamarie C. Lombardo          Assistant Vice President

Scott T. Malatesta            Assistant Vice President

Gary D. McConnel              Assistant Vice President

Amanda C. McNichol            Assistant Vice President

Richard F. Meier              Assistant Vice President

Charles B. Nanick             Assistant Vice President

David A. Nicosia              Assistant Vice President

Alex E. Pady                  Assistant Vice President

Christopher A. Panicoe        Assistant Vice President

Raymond E. Parker             Assistant Vice President

Wandra M. Perry-Hartsfield    Assistant Vice President

Rizwan A. Raja                Assistant Vice President

Carol H. Rappa                Assistant Vice President

Brendan J. Reynolds           Assistant Vice President

Patricia Ridella              Assistant Vice President

James A. Rie                  Assistant Vice President

Jessica M. Rozman             Assistant Vice President

Christina Santiago            Assistant Vice                Assistant Vice
                              President and Counsel         President and
                              and Counsel                   Counsel

Eileen B. Sebold              Assistant Vice President

Orlando Soler                 Assistant Vice President

Nancy D. Testa                Assistant Vice President

Marie R. Vogel                Assistant Vice President

Eric D. Weedon                Assistant Vice President

Jesse L. Weissberger          Assistant Vice President

Nina C. Wilkinson             Assistant Vice President

Mark R. Manley                Assistant Secretary


(c)  Not Applicable.

Item 28.      Location of Accounts and Records.
              The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, N.J. 07094, and at the offices of The Bank of New York, the Registrant's Custodian, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P.,

              1345 Avenue of the Americas, New York, New York
              10105.

Item 29.      Management Services.

              Not applicable.


Item 30.      Undertakings.

              Not Applicable.

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 31st day of October, 2001.

                                  ALLIANCE NEW EUROPE FUND, INC.


                                  By /s/John D. Carifa
                                     ________________________
                                        John D. Carifa
                                         Chairman

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


    Signature               Title               Date
    ---------               -------             ----

(1) Principal Executive
    Officer



    /s/ John D. Carifa      Chairman            October 31, 2001
    ____________________
      John D. Carifa

(2) Principal Financial and
    Accounting Officer



    /s/Mark D. Gersten      Treasurer and       October 31, 2001
    _____________________   Chief Financial
    Mark D. Gersten         Officer

(3) All of the Directors:
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    W.H. Henderson
    Stig Host
    Alan Stoga

    By /s/Edmund P. Bergan, Jr.  Secretary      October 31, 2001
       ________________________
        (Attorney-in-fact)
        Edmund P. Bergan, Jr.

                        Index to Exhibits

                                                           Page

(i)      Opinion of Seward & Kissel LLP
(j)      Consent of Independent Auditors
Other Exhibits - Powers of Attorney














































                              C-29
00250059.BF1